                                                   Registration Nos. 333-102300
                                                                      811-06366

    As filed with the Securities and Exchange Commission on April 30, 2008

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ X ]

        Pre-effective Amendment No.      [   ]

        Post-Effective Amendment No.     [ 9 ]

                                    and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                    [ X ]

        Amendment No.                    [ 19 ]

        AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VUL-2
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
               Depositor's Telephone Number, including Area Code

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
               Guarantor's Telephone Number, including Area Code

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

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Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [ ]    immediately upon filing pursuant to paragraph (b)

     [X]    on April 30, 2008 pursuant to paragraph (b)

     [ ]    60 days after filing pursuant to paragraph (a)(1)

     [ ]    on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUIBUILDER/TM/ II
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES issued by
AMERICAN GENERAL LIFE INSURANCE COMPANY
through its Separate Account VUL-2

                           THIS PROSPECTUS IS DATED
                                APRIL 30, 2008

This prospectus describes EquiBuilder II flexible premium variable universal life insurance policies (the "Policy" or "Policies") issued by American General Life Insurance Company ("AGL"). EquiBuilder II Policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. We use "you" and "your" to refer to an EquiBuilder II Policy Owner. AGL no longer sells EquiBuilder II Policies.

We deposit your net premium in your Policy Account. You may allocate amounts to our Guaranteed Interest Division (which is part of our General Account and pays interest at a declared rate) or to one or more of the variable investment divisions of Separate Account VUL-2 (the "Separate Account"), or both. (For the first fifteen days after we issue your Policy, we require premiums to be invested in the Fidelity VIP Money Market division.)

The variable investment divisions each purchase shares of a corresponding portfolio of the Fidelity(R) Variable Insurance Products ("Fidelity VIP") or the MFS(R) Variable Insurance Trust/SM/ ("MFS VIT") (each available portfolio referred to in this prospectus as, a "Fund," and collectively, the "Funds"). The prospectuses of the Funds describe the investment objectives, policies and risks of each Fund.

Your investment in the Funds through the variable investment divisions is not guaranteed and involves varying degrees of risk. Net premiums and Policy Account value you direct to the Guaranteed Interest Division earns interest at a rate guaranteed by us.

You should read the prospectuses of the Funds underlying the variable investment divisions that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 4.

The Funds available through this Policy are:

    .  Fidelity(R) VIP Asset Manager/SM/ - Initial Class

    .  Fidelity(R) VIP Asset Manager: Growth(R) - Initial Class

    .  Fidelity(R) VIP Contrafund(R) - Initial Class

    .  Fidelity(R) VIP Equity-Income - Initial Class

    .  Fidelity(R) VIP Growth - Initial Class

    .  Fidelity(R) VIP High Income - Initial Class

    .  Fidelity(R) VIP Index 500 - Initial Class

    .  Fidelity(R) VIP Investment Grade Bond - Initial Class

    .  Fidelity(R) VIP Money Market - Initial Class

    .  Fidelity(R) VIP Overseas - Initial Class

    .  MFS(R) VIT Core Equities Series - Initial Class

    .  MFS(R) VIT Growth Series - Initial Class

    .  MFS(R) VIT Investors Trust Series - Initial Class

    .  MFS(R) VIT Research Series - Initial Class

    .  MFS(R) VIT Total Return Series - Initial Class

    .  MFS(R) VIT Utilities Series - Initial Class

Each of these Funds is available through a variable investment division.

EQUIBUILDER II POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT DIVISIONS.

IF THE CASH SURRENDER VALUE (THE CASH VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE VARIABLE PORTION OF THE POLICY, EXCEPT WHERE THE GUARANTEED INTEREST DIVISION IS SPECIFICALLY MENTIONED.

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                               TABLE OF CONTENTS

 POLICY BENEFITS/RISKS SUMMARY.............................................  5
 POLICY BENEFITS...........................................................  5
    DEATH BENEFIT..........................................................  5
        DEATH BENEFIT PROCEEDS.............................................  5
        DEATH BENEFIT OPTION A AND OPTION B................................  5
           DEATH BENEFIT OPTION A..........................................  5
           DEATH BENEFIT OPTION B..........................................  5
    SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS............  5
        SURRENDERS.........................................................  5
        PARTIAL SURRENDERS.................................................  5
        TRANSFERS..........................................................  6
        POLICY LOANS.......................................................  6
    PREMIUMS...............................................................  6
        FLEXIBILITY OF PREMIUMS............................................  6
        FREE LOOK..........................................................  6
    THE POLICY.............................................................  6
        OWNERSHIP RIGHTS...................................................  6
        SEPARATE ACCOUNT...................................................  6
        GUARANTEED INTEREST DIVISION.......................................  6
        POLICY ACCOUNT VALUE...............................................  7
        PAYMENT OPTIONS....................................................  7
        TAX BENEFITS.......................................................  7
    SUPPLEMENTAL BENEFITS AND RIDERS.......................................  7
 POLICY RISKS..............................................................  7
    INVESTMENT RISK........................................................  7
    RISK OF LAPSE..........................................................  8
    TAX RISKS..............................................................  8
    PARTIAL SURRENDER AND SURRENDER RISKS..................................  8
    POLICY LOAN RISKS......................................................  9
 PORTFOLIO RISKS...........................................................  9
 TABLES OF CHARGES......................................................... 10
 GENERAL INFORMATION....................................................... 14
    AMERICAN GENERAL LIFE INSURANCE COMPANY................................ 14
    SEPARATE ACCOUNT VUL-2................................................. 14
    GUARANTEE OF INSURANCE OBLIGATIONS..................................... 15
    COMMUNICATION WITH AGL................................................. 16
        ADMINISTRATIVE CENTER.............................................. 16
        E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN
          TRANSACTIONS..................................................... 16
           E-DELIVERY...................................................... 16
           E-SERVICE....................................................... 16
           TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS................. 16
        TELEPHONE TRANSACTIONS............................................. 17
    VARIABLE INVESTMENT DIVISIONS.......................................... 17
    VOTING RIGHTS OF A POLICY OWNER........................................ 19
    THE GUARANTEED INTEREST DIVISION....................................... 20
    ILLUSTRATIONS.......................................................... 20
 POLICY FEATURES........................................................... 21
    AGE.................................................................... 21
    DEATH BENEFITS......................................................... 21
    MATURITY BENEFIT....................................................... 22
    POLICY ISSUANCE INFORMATION............................................ 22
    RIGHT TO EXAMINE....................................................... 23

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    FLEXIBLE PREMIUM PAYMENTS.............................................. 23
    PREMIUM PAYMENTS AND TRANSFER REQUESTS IN GOOD ORDER................... 24
    CHANGES IN EQUIBUILDER II POLICIES..................................... 24
    CHANGING THE FACE AMOUNT OF INSURANCE.................................. 25
    CHANGING DEATH BENEFIT OPTIONS......................................... 26
    WHEN FACE AMOUNT AND DEATH BENEFIT CHANGES GO INTO EFFECT.............. 26
    REPORTS TO POLICY OWNERS............................................... 26
    POLICY PERIODS, ANNIVERSARIES, DATES AND AGES.......................... 26
 ADDITIONAL BENEFIT RIDERS................................................. 27
    DISABILITY WAIVER BENEFIT RIDER........................................ 27
    ACCIDENTAL DEATH BENEFIT RIDER......................................... 28
    CHILDREN'S TERM INSURANCE RIDER........................................ 28
    TERM INSURANCE ON AN ADDITIONAL INSURED PERSON RIDER................... 28
 POLICY ACCOUNT TRANSACTIONS............................................... 28
    E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN
      TRANSACTIONS......................................................... 28
    CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES.................. 28
    TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS........... 28
    MARKET TIMING.......................................................... 29
    RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
      OBLIGATIONS.......................................................... 30
    TRANSFERS FROM THE GUARANTEED INTEREST DIVISION........................ 30
    BORROWING FROM THE POLICY ACCOUNT...................................... 31
    LOAN REQUESTS.......................................................... 31
    POLICY LOAN INTEREST................................................... 31
    WHEN INTEREST IS DUE................................................... 32
    REPAYING THE LOAN...................................................... 32
    THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT..................... 32
    WITHDRAWING MONEY FROM THE POLICY ACCOUNT.............................. 33
    SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE............... 34
 POLICY PAYMENTS........................................................... 34
    PAYMENT OPTIONS........................................................ 34
        INCOME PAYMENTS FOR A FIXED PERIOD................................. 34
        LIFE INCOME WITH PAYMENTS GUARANTEED FOR A FIXED TERM OF YEARS..... 34
        PROCEEDS AT INTEREST............................................... 34
        FIXED AMOUNT....................................................... 34
    THE BENEFICIARY........................................................ 35
    ASSIGNMENT OF A POLICY................................................. 35
    PAYMENT OF PROCEEDS.................................................... 36
    DELAY REQUIRED UNDER APPLICABLE LAW.................................... 36
 ADDITIONAL RIGHTS THAT WE HAVE............................................ 36
 CHARGES UNDER THE POLICY.................................................. 37
    TRANSACTION FEES....................................................... 37
        STATUTORY PREMIUM TAXES............................................ 37
        SURRENDER CHARGE (FOR FULL SURRENDERS)............................. 38
        SURRENDER CHARGE (FOR FACE AMOUNT DECREASES)....................... 38
        PARTIAL SURRENDER PROCESSING FEE................................... 39
        FACE AMOUNT INCREASE CHARGE........................................ 39
        TRANSFERS.......................................................... 39
        POLICY OWNER ADDITIONAL ILLUSTRATION CHARGE........................ 39
    PERIODIC CHARGES....................................................... 39
        ADMINISTRATIVE CHARGE.............................................. 39
        COST OF INSURANCE CHARGE........................................... 40
        MORTALITY AND EXPENSE RISK CHARGE.................................. 40
        OPTIONAL RIDER CHARGES............................................. 40
    ANNUAL FUND EXPENSES................................................... 41

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   ALLOCATION OF POLICY ACCOUNT CHARGES.................................... 41
POLICY ACCOUNT VALUE....................................................... 41
   AMOUNTS IN THE VARIABLE INVESTMENT DIVISIONS............................ 41
   BUSINESS DAY AND CLOSE OF BUSINESS...................................... 42
   DETERMINATION OF THE UNIT VALUE......................................... 42
POLICY LAPSE AND REINSTATEMENT............................................. 43
   LAPSE OF THE POLICY..................................................... 43
   REINSTATEMENT OF THE POLICY............................................. 43
FEDERAL TAX CONSIDERATIONS................................................. 44
       GENERAL............................................................. 44
   TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.......................... 44
   OTHER EFFECTS OF POLICY CHANGES......................................... 45
   RIDER BENEFITS.......................................................... 45
   TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED
     ENDOWMENT CONTRACT.................................................... 45
   TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED
     ENDOWMENT CONTRACT.................................................... 46
   POLICY LAPSES AND REINSTATEMENTS........................................ 47
   DIVERSIFICATION AND INVESTOR CONTROL.................................... 47
   ESTATE AND GENERATION SKIPPING TAXES.................................... 47
   LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS............................. 48
   PENSION AND PROFIT-SHARING PLANS........................................ 49
   OTHER EMPLOYEE BENEFIT PROGRAMS......................................... 49
   ERISA................................................................... 49
   OUR TAXES............................................................... 49
   WHEN WE WITHHOLD INCOME TAXES........................................... 50
   TAX CHANGES............................................................. 50
LEGAL PROCEEDINGS.......................................................... 50
FINANCIAL STATEMENTS....................................................... 50
DEFINITIONS................................................................ 51

                             CONTACT INFORMATION

ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE EQUIBUILDER II POLICIES.

ADMINISTRATIVE CENTER:                  HOME OFFICE:   PREMIUM PAYMENTS:
(EXPRESS DELIVERY)     (U.S. MAIL)      2727-A Allen   (EXPRESS DELIVERY)
VUL Administration     VUL              Parkway        Payment Processing Center
2727-A Allen Parkway   Administration   Houston, Texas 8430 W. Bryn Mawr Ave.
Houston, Texas         P. O. Box 4880   77019-2191     3rd Floor Lockbox 0777
77019-2191             Houston, Texas   1-713-831-3443 Chicago, IL 60631
1-713-831-3443,        77210-4880       1-800-340-2765 (U.S. MAIL)
1-800-340-2765                                         Payment Processing Center
(Hearing Impaired)                                     P.O. Box 0777
1-888-436-5256                                         Carol Stream, IL
Fax: 1-713-620-6653                                    60132-0777
(EXCEPT PREMIUM
PAYMENTS)

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                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The definitions on page 51 of this prospectus define certain words and phrases used in this prospectus.

                                POLICY BENEFITS

   You may currently allocate your Policy Account value among the sixteen variable investment divisions available under the Policy, each of which invests in an underlying mutual fund portfolio, a Fund, and the Guaranteed Interest Division, which credits a specified rate of interest. Your Policy Account value will vary based on the investment performance of the variable investment divisions you choose and interest credited in the Guaranteed Interest Division.

DEATH BENEFIT

    . Death Benefit Proceeds: We pay the death benefit (less any Policy loan and loan interest and any overdue charges) to the beneficiary when the Insured Person dies. We will increase the death benefit by the amount of any additional insurance provided by the applicable optional benefit rider(s).

    . Death Benefit Option A and Option B: You may choose between two death benefit options under the Policy. After the first Policy year, you may change death benefit options and the Face Amount (which is the amount of insurance you select) while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured Person's date of death.

       . Death Benefit Option A is equal to the greater of: (1) the Face Amount; or (2) the "required minimum death benefit", which is the Policy Account value multiplied by a specified percentage set forth in the Policy.

       . Death Benefit Option B is equal to the greater of: (1) the Face Amount plus the Policy Account value; or (2) the required minimum death benefit.

   Federal tax law may require us to increase payment under either of the above death benefit options. See "Death Benefits" on page 21.

SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

    . Surrenders: At any time while the Policy is in force, you may make a written request (by submitting our surrender form to us) to surrender your Policy and receive the net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due. A surrender may have adverse tax consequences.

    . Partial Surrenders: After the first Policy year, you may make a written request to withdraw part of the net cash surrender value. Partial surrenders may have adverse tax consequences. Partial surrenders are also subject to any surrender charge or fee that then applies.

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    .  Transfers: Within certain limits, you may make transfers among the variable investment divisions and the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We may assess a $25 charge for each transfer after the fourth transfer in a Policy year. Our current practice, however, is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. There are special limits on transfers involving the Guaranteed Interest Division.

    . Policy Loans: You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is 90% of the cash surrender value of the Policy on the business day we receive your request for a loan. We charge you a maximum annual interest rate on your loan equal to the greater of 5 1/2% or the Monthly Average Corporate yield published by Moody's Investor Services, Inc. as described under "Policy Account Transactions--Policy Loan Interest," on page 31, on your loan. We credit interest on loaned amounts; we guarantee that the annual earned interest rate will not be lower than 4 1/2%. Loans may have adverse tax consequences.

PREMIUMS

    . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy maturity) and in any amount (but not less than $100). You can select a premium payment plan to pay planned periodic premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

    . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or
       (2) the Policy Account value plus any amount deducted from premiums prior to allocation to the Policy Account. The free look period generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law.

THE POLICY

    . Ownership Rights: While the Insured Person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

    . Separate Account: You may direct the money in your Policy to any of the variable investment divisions of the Separate Account. Each variable investment division invests exclusively in one of the Funds listed on the cover of this prospectus.

    . Guaranteed Interest Division: You may place money in the Guaranteed Interest Division where it earns interest at the rate of 4 1/2% annually. We may declare higher rates of interest, but are not obligated to do so.

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    .  Policy Account Value: Policy Account value is the sum of your amounts in the variable investment divisions and the Guaranteed Interest Division. Policy Account value varies from day to day, depending on the investment performance of the variable investment divisions you choose, interest we credit to the Guaranteed Interest Division, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans). We do not guarantee a minimum Policy Account value.

    . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Center shown under "Contact Information" on page 4.

    . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the Insured Person dies from bodily injury that results from an accident. We generally deduct any monthly charges for these riders from Policy Account value as part of the monthly deduction. Your insurance representative can help you determine whether any of these riders are suitable for you. Not all riders are available in all states. Please contact us for further details.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your Policy Account value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the Policy Account value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the

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risk that the investment performance of the variable investment divisions you choose may be less favorable than that of other variable investment divisions, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM POLICY ACCOUNT VALUE.

   If you allocate net premiums to the Guaranteed Interest Division, then we credit your Policy Account value (in the Guaranteed Interest Division) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4 1/2%.

RISK OF LAPSE

   If your net cash surrender value is not enough to pay the charges deducted against Policy Account value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment during the grace period. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the net cash surrender value. Your Policy will not lapse at the end of a grace period if you make a premium payment equal to at least the estimated monthly charges under the Policy for three Policy months before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 44. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND SURRENDER RISKS

   The surrender charge under the Policy applies for the first 10 Policy years after the Register Date in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a surrender or partial surrender. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account value in the near future. We designed the Policy to meet long-term financial goals.

   Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page 8.

   A surrender or partial surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect Policy Account value over time because we subtract the amount of the loan from the variable investment divisions and/or Guaranteed Interest Division as collateral, and this loan collateral does not participate in the investment performance of the variable investment divisions or receive any excess interest credited to the Guaranteed Interest Division.

   We reduce the amount we pay on the Insured Person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income tax.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown under "Contact Information" on page 4.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first ten Policy years, (3) change a Policy's Face Amount, or (4) transfer Policy Account value between investment divisions.

                              TRANSACTION FEES
--------------------------------------------------------------------------
                    WHEN CHARGE IS    MAXIMUM GUARANTEED
CHARGE                 DEDUCTED            CHARGE          CURRENT CHARGE
------             -----------------  ------------------ -------------------
STATUTORY PREMIUM  Upon receipt of    3.5% of each       3.5% of each
  TAXES/1/         each premium       premium payment    premium payment
                   payment

SURRENDER          Upon a full        During Policy      Capped at a total
  CHARGE/2/        surrender or       years 1-10, 50%    limit of 50% of one
                   lapse in the       of one Target      Target Premium, but
                   first 10 Policy    Premium, with the  calculated as
                   years.             maximum surrender  follows:
                                      charge decreasing
                   Also, in the       20% annually       .  30% of premiums
                   event of a         following the         paid during the
                   decrease in Face   6/th/ Policy          first Policy
                   Amount before the  year/3/               year up to one
                   end of the 10/th/                        Target Premium;
                   Policy year, we                          and
                   deduct a charge
                   that is a portion                     .  9% of additional
                   of the surrender                         premiums paid in
                   charge.                                  Policy years 1 -
                                                            10, less any
                                                            surrender charge
                                                            previously
                                                            deducted for a
                                                            decrease in Face
                                                            Amount
--------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

/2/  We assess a surrender charge only during the first 10 Policy years.

/3/ The Target Premium is a hypothetical annual premium which is based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on the Policy Information page of the Policy.

                               TRANSACTION FEES
----------------------------------------------------------------------------
                        WHEN CHARGE IS    MAXIMUM GUARANTEED
CHARGE                     DEDUCTED             CHARGE         CURRENT CHARGE
------                ------------------  ------------------  ----------------
PARTIAL SURRENDER     Upon partial        The lesser of $25   $10
  PROCESSING FEE      surrender           of 2% of the
                                          partial surrender
                                          amount

FACE AMOUNT INCREASE  Upon each Face      $1.50 for each      $1.50 for each
  CHARGE              Amount increase     $1,000 of Face      $1,000 of Face
                                          Amount increase,    Amount Increase,
                                          up to $300          up to $300

TRANSFER FEE          Upon transfer       $25 for each        $25 for each
                                          transfer/1/         transfer/2/

POLICY OWNER          Upon a Policy       $25 for each        $0
  ADDITIONAL          Owner's additional  illustration
  ILLUSTRATION CHARGE illustration        request after the
                      request             first illustration
                                          request in any
                                          Policy year
--------
/1/ At a maximum, we will charge $25 for each transfer after the fourth transfer in a Policy year.

/2/  Currently, the first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                              PERIODIC CHARGES
                    (OTHER THAN FUND FEES AND EXPENSES)
---------------------------------------------------------------------------
                        WHEN CHARGE IS    MAXIMUM GUARANTEED
CHARGE                     DEDUCTED            CHARGE         CURRENT CHARGE
------                 -----------------  ------------------ -----------------
ADMINISTRATIVE         Monthly, at the    $360 (deducted as  $360 (deducted as
  CHARGE               beginning of each  $30 per month,     $30 per month,
                       Policy month       during the first   during the first
                                          12 Policy months)  12 Policy months)

                                          $144 (deducted as  $72 (deducted as
                                          $12 per month,     $6 per month,
                                          after the first    after the first
                                          12 Policy months)  12 Policy months)

COST OF INSURANCE
  CHARGE/1/

  Maximum Charge       Monthly, at the    $83.33 per $1,000  $28.81 per $1,000
  for the first        beginning of each  of net amount at   of net amount at
  Policy year - for    Policy month       risk/2/ per month  risk per month
  a 94 year old
  male, any risk
  class, with a
  Face Amount of
  $50,000

  Minimum Charge       Monthly, at the    $0.05 per $1,000   $0.05 per $1,000
  for the first        beginning of each  of net amount at   of net amount at
  Policy year - for    Policy month       risk per month     risk per month
  an 11 year old
  female,
  non-tobacco user
  with a Face
  Amount of $200,000

  Example Charge       Monthly, at the    $0.22 per $1,000   $0.12 per $1,000
  for the first        beginning of each  of net amount at   of net amount at
  Policy year - for    Policy month       risk per month     risk per month
  a 38 year old
  male, non-tobacco
  user with a Face
  Amount of $200,000

MORTALITY AND          Daily              annual effective   annual effective
  EXPENSE RISK FEE                        rate of 0.75% of   rate of 0.75% of
                                          accumulation       accumulation
                                          value invested in  value invested in
                                          variable           variable
                                          investment         investment
                                          divisions          divisions
--------
/1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year, and the Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Policy Information page of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. Before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the Insured Person's age and risk class, the death benefit option, Face Amount, planned periodic premiums and riders requested. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center, shown under "Contact Information" on page 4 of this prospectus, or from your AGL representative.

/2/ The net amount at risk is the difference between the current death benefit under your Policy and the amount in your Policy Account.

   The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                               PERIODIC CHARGES
                        (OPTIONAL BENEFIT RIDERS ONLY)
-----------------------------------------------------------------------------
OPTIONAL BENEFIT
RIDER                  WHEN CHARGE IS    MAXIMUM GUARANTEED
CHARGE/1/                 DEDUCTED            CHARGE          CURRENT CHARGE
----------------      -----------------  ------------------ ------------------
ACCIDENTAL DEATH
BENEFIT

Maximum Charge - for  Monthly, at the    $1.80 per $1,000   $1.80 per $1,000
a 69 year old male    beginning of each  of rider coverage  of rider coverage
or female, any risk   Policy month       amount per month   amount per month
class and any Face
Amount

Minimum Charge - for  Monthly, at the    $0.84 per $1,000   $0.84 per $1,000
a 40 year old male    beginning of each  of rider coverage  of rider coverage
or female, any risk   Policy month       amount per month   amount per month
class and any Face
Amount

Example Charge - for  Monthly, at the    $0.84 per $1,000   $0.84 per $1,000
a 38 year old         beginning of each  of rider coverage  of rider coverage
non-tobacco user,     Policy month       amount per month   amount per month
with a Face Amount
of $200,000 for the
first Policy year

CHILDREN'S TERM       Monthly, at the    $0.50 per $1,000   $0.50 per $1,000
INSURANCE             beginning of each  of rider coverage  of rider coverage
                      Policy month       amount per month   amount per month

ADDITIONAL INSURED
TERM INSURANCE

Maximum Charge - for  Monthly, at the    $83.33 per $1,000  $83.33 per $1,000
a 69 year old male,   beginning of each  of rider coverage  of rider coverage
non-tobacco user,     Policy month       amount per month   amount per month
with a Face Amount
of $200,000 for the
first Policy year

Minimum Charge - for  Monthly, at the    $0.68 per $1,000   $0.68 per $1,000
a 10 year old         beginning of each  of rider coverage  of rider coverage
female, non-tobacco   Policy month       amount per month   amount per month
user, any Face Amount

Example Charge - for  Monthly, at the    $2.58 per $1,000   $1.62 per $1,000
a 38 year old male,   beginning of each  of rider coverage  of rider coverage
non-tobacco user,     Policy month       amount per month   amount per month
with a Face Amount
of $200,000 for the
first Policy year
--------
/1/ Charges for the Disability Waiver Benefit rider varies based on the insured's sex, age, risk class and Face Amount. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 4 of this prospectus, or from your AGL representative.

   The next table describes the current Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2007. Current and future expenses for the Funds may be higher or lower than those shown.

                        Annual Fund Fees and Expenses
              (expenses that are deducted from the Fund assets)

Charge                                                          Maximum Minimum
------                                                          ------- -------
Total Annual Fund Operating Expenses for all the funds
  (expenses that are deducted from portfolio assets include
  management fees, distribution (12b-1) fees, and other
  expenses)/1/                                                   1.02%   0.10%

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

--------
/1/ Currently 3 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2009. The impact of contractual reimbursements or fee waivers is as follows:

Charge                                                          Maximum Minimum
------                                                          ------- -------
Total Annual Fund Operating Expenses for all of the Funds
  After Contractual Reimbursement or Fee Waiver                  0.90%   0.10%

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

   AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

SEPARATE ACCOUNT VUL-2

   After we deduct certain amounts from each premium, we put the balance, called the "net premium," into the Policy Account established for each Policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the

Policy Account before deducting any charges against the Policy Account due on that date. See "Charges Under the Policy" beginning on page 37.

   We will invest the Policy Account in the Fidelity VIP Money Market division until the fifteenth day after we issue the Policy, or if that is not a business day, until the following business day. We will then allocate the Policy Account to the Guaranteed Interest Division or to one or more of the variable investment divisions, or both, according to your instructions in the Policy application. These instructions will apply to any subsequent premium until you provide us with new instructions. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

   We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VUL-2 (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

   The Separate Account also issues interests under EquiBuilder III variable universal life insurance policies, which have policy features that are similar to those of EquiBuilder II Policies but which have a different sales charge structure. We no longer sell policies having an interest in the Separate Account.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners.

   Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under the Policies are guaranteed by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Interest Division, death benefits and Policy features that provide return of premium or protection against Policy lapse. The guarantee does not guarantee Policy value or the investment performance of the variable investment divisions available under the Policies. The guarantee provides that Policy Owners can enforce the guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all Policies, since the Policies are no longer sold, until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of AGL.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy Owners. See "Contact Information" on page 4 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 4. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

      E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

      E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

      Telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 17).

      .   transfer of accumulation value;*

      .   change of allocation percentages for premium payments; *

      .   change of allocation percentages for Policy deductions; *

      .   telephone transaction privileges; *

      .   loan;

      .   full surrender;

      .   partial surrender;

      .   change of beneficiary or contingent beneficiary;

      .   loan repayments or loan interest payments;

      .   change of death benefit option or manner of death benefit payment;

      .   change in specified amount;

      . addition or cancellation of, or other action with respect to any benefit riders;

      .   election of a payment option for Policy proceeds; and

      .   tax withholding elections.
--------
*  These transactions are permitted by E-Service, by telephone or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 4, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

VARIABLE INVESTMENT DIVISIONS

   We divided the Separate Account into variable investment divisions, each of which invests in shares of a corresponding Fund of Fidelity VIP and MFS VIT. One or more of the Funds may sell its shares to other funds. Currently, you may invest premium payments in variable investment divisions investing in the following Funds.

                                                      INVESTMENT ADVISER
SERIES                   INVESTMENT OBJECTIVES   (SUB-ADVISER, IF APPLICABLE)
------                  -----------------------  -----------------------------
Fidelity(R) VIP Asset   High total return with   Fidelity Management &
  Manager/SM/ -         reduced risk             Research Company ("FMR") (FMR
  Initial Class                                  Co., Inc.)
                                                 (Fidelity International
                                                 Investment Advisors)
                                                 (Fidelity International
                                                 Investment Advisors (U.K.)
                                                 Limited)
                                                 (Fidelity Investments Japan
                                                 Limited)
                                                 (Fidelity Investments Money
                                                 Management, Inc.)
                                                 (Fidelity Management &
                                                 Research (U.K.) Inc.)
                                                 (Fidelity Research & Analysis
                                                 Company)

                                                     INVESTMENT ADVISER
SERIES                  INVESTMENT OBJECTIVES   (SUB-ADVISER, IF APPLICABLE)
------                  ----------------------  -----------------------------
Fidelity(R) VIP Asset   Maximize total return   FMR (FMR Co., Inc.)
  Manager: Growth(R) -                          (Fidelity International
  Initial Class                                 Investment Advisors)
                                                (Fidelity International
                                                Investment Advisors (U.K.)
                                                Limited)
                                                (Fidelity Investments Japan
                                                Limited)
                                                (Fidelity Investments Money
                                                Management, Inc.)
                                                (Fidelity Management &
                                                Research (U.K.) Inc.)
                                                (Fidelity Research & Analysis
                                                Company)

Fidelity(R) VIP         Long-term capital       FMR (FMR Co., Inc.)
  Contrafund(R) -       appreciation            (Fidelity International
  Initial Class                                 Investment Advisors)
                                                (Fidelity International
                                                Investment Advisors (U.K.)
                                                Limited)
                                                (Fidelity Investments Japan
                                                Limited)
                                                (Fidelity Management &
                                                Research (U.K.) Inc.)
                                                (Fidelity Research & Analysis
                                                Company)

Fidelity(R) VIP         Reasonable income and   FMR (FMR Co., Inc.)
  Equity-Income -       potential capital       (Fidelity International
  Initial Class         appreciation            Investment Advisors)
                                                (Fidelity International
                                                Investment Advisors (U.K.)
                                                Limited)
                                                (Fidelity Investments Japan
                                                Limited)
                                                (Fidelity Management &
                                                Research (U.K.) Inc.)
                                                (Fidelity Research & Analysis
                                                Company)

Fidelity(R) VIP Growth  Capital appreciation    FMR (FMR Co., Inc.)
  - Initial Class                               (Fidelity International
                                                Investment Advisors)
                                                (Fidelity International
                                                Investment Advisors (U.K.)
                                                Limited)
                                                (Fidelity Investments Japan
                                                Limited)
                                                (Fidelity Management &
                                                Research (U.K.) Inc.)
                                                (Fidelity Research & Analysis
                                                Company)

Fidelity(R) VIP High    High level of current   FMR (FMR Co., Inc.)
  Income - Initial      income and,             (Fidelity International
  Class                 secondarily, growth of  Investment Advisors)
                        capital                 (Fidelity International
                                                Investment Advisors (U.K.)
                                                Limited)
                                                (Fidelity Investments Japan
                                                Limited)
                                                (Fidelity Research & Analysis
                                                Company)

Fidelity(R) VIP Index   Total return of common  FMR (FMR Co., Inc.)
  500 - Initial Class   stocks publicly traded  (Geode Capital Management,
                        in the United States,   LLC)
                        as represented by the
                        Standard & Poor's
                        500/SM/ Index

Fidelity(R) VIP         High level of current   FMR (Fidelity International
  Investment Grade      income, preservation    Investment Advisors)
  Bond - Initial Class  of capital              (Fidelity International
                                                Investment Advisors (U.K.)
                                                Limited)
                                                (Fidelity Investments Money
                                                Management, Inc.)
                                                (Fidelity Research & Analysis
                                                Company)

                                                      INVESTMENT ADVISER
SERIES                   INVESTMENT OBJECTIVES   (SUB-ADVISER, IF APPLICABLE)
------                  -----------------------  -----------------------------
Fidelity(R) VIP Money   High level of current    FMR (Fidelity International
  Market - Initial      income, preservation of  Investment Advisors)
  Class                 capital and liquidity    (Fidelity International
                                                 Investment Advisors (U.K.)
                                                 Limited)
                                                 (Fidelity Investments Money
                                                 Management, Inc.)
                                                 (Fidelity Research & Analysis
                                                 Company)

Fidelity(R) VIP         Long-term growth of      FMR (FMR Co., Inc.)
  Overseas - Initial    capital                  (Fidelity International
  Class                                          Investment Advisors)
                                                 (Fidelity International
                                                 Investment Advisors (U.K.)
                                                 Limited)
                                                 (Fidelity Investments Japan
                                                 Limited)
                                                 (Fidelity Management &
                                                 Research (U.K.) Inc.)
                                                 (Fidelity Research & Analysis
                                                 Company)

MFS(R) VIT Core Equity  Capital appreciation     Massachusetts Financial
  - Initial Class                                Services Company ("MFS")

MFS(R) VIT Growth -     Capital appreciation     MFS
  Initial Class/1/

MFS(R) VIT Investors    Capital appreciation     MFS
  Trust - Initial Class

MFS(R) VIT Research -   Capital appreciation     MFS
  Initial Class

MFS(R) VIT Total        Total return             MFS
  Return - Initial
  Class

MFS(R) VIT Utilities -  Total return             MFS
  Initial Class
--------
/1/ Effective May 1, 2008, MFS VIT Emerging Growth is changing its name to MFS VIT Growth.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any investment division. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment division, by itself, constitutes a balanced investment plan.

   Affiliates of the Funds compensate us for administering the Funds as variable funding options for the EquiBuilder II Policies. Currently, Massachusetts Financial Services Company, the investment adviser for MFS VIT, and Fidelity Management & Research Company ("FMR"), the investment adviser for Fidelity VIP, pay us fees on an annualized basis, of a maximum of 0.35% of the aggregate net assets of each Fund attributable to the EquiBuilder II Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

VOTING RIGHTS OF A POLICY OWNER

   We invest the variable investment divisions' assets in shares of the Funds. We are the legal owner of the shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may:

    .  vote to elect the Boards of Trustees of the Funds;

    .  vote to ratify the selection of independent auditors for the Funds; and

    . vote on issues described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

   Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your Policy Account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to Policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

   We reserve the right to vote investment portfolio shares without getting instructions from Policy Owners if the federal securities laws, regulations, or their interpretations change to allow this.

   You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your Policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

   We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

   All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

   Examples of issues that require a portfolio-by-portfolio vote are:

    . changes in the fundamental investment Policy of a particular investment portfolio; or

    .  approval of an investment advisory agreement.

THE GUARANTEED INTEREST DIVISION

   We invest any accumulation value you have allocated to our Guaranteed Interest Division as part of our general assets. We credit interest on that account value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4 1/2%. Although this interest increases the amount of any account value that you have in our Guaranteed Interest Division, account value will also be reduced by any charges that are allocated to this option under the procedures described under "Tables of Charges" beginning on page 10. The charges and expenses of the Funds shown under "Tables of Charges" beginning on page 10 do not apply to our Guaranteed Interest Division.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, Policy Account value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return for your Policy Account value will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's fees and charges, the variable investment divisions' fees and charges, and your Policy loan and partial surrender history.

   Upon your request, we will provide a personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for each personalized illustration prepared if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell EquiBuilder II Policies.

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

DEATH BENEFITS

   We will pay the death benefit (less any Policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose one of the following two death benefit options:

    . Option A--the greater of (i) the Policy's Face Amount and (ii) the required minimum death benefit; or

    . Option B--the greater of (i) the Policy's Face Amount plus the Policy Account value and (ii) a multiple of the required minimum death benefit.

   The value of the death benefit under Option B is variable and fluctuates with Policy Account value. However; insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the Policy under Option B will be lower than under Option A, all other things being equal.

   Under both death benefit options, the required minimum death benefit applies if it would provide a greater benefit (before deductions for any outstanding Policy loan and loan interest). This benefit is a percentage multiple of the amount in your Policy Account value. The percentage declines as the Insured Person gets older. The benefit will be your Policy Account value on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the Policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

                       TABLE OF DEATH BENEFITS BASED ON
                            POLICY ACCOUNT VALUES

INSURED PERSON'S ATTAINED
AGE*                       40 or under   45   50   55   60   65   70   75   95

MINIMUM DEATH BENEFIT AS
A PERCENTAGE OF THE
POLICY ACCOUNT                     250% 215% 185% 150% 130% 120% 115% 105% 100%
--------
*   The percentages are interpolated for ages that are not shown here.

   For example, if the Insured Person is 40 years old and the Policy Account value is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

   These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. See "Federal Tax Considerations," on page 44.

   Under either Option A or Option B, the length of time a Policy remains in force depends on the net cash surrender value of the Policy. Because we deduct the charges that maintain the Policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions. See "Policy Lapse and Reinstatement," on page 43. The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect your Policy Account value. As a result, the returns from these divisions will affect the length of time a Policy remains in force.

   If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the Policy or the required minimum death benefit described above (in either case, less any outstanding Policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option A.

MATURITY BENEFIT

   If the Insured Person is still living on the Policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The Policy will then end.

POLICY ISSUANCE INFORMATION

   When you complete an application for a Policy, it is submitted to us. We make the decision to issue a Policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a Policy, we will refund any premium paid.

   We will not issue a new Policy having a Face Amount that is less than $50,000, nor will we issue a Policy for an Insured Person who is older than 75.

   No insurance under a Policy will take effect: (a) until we deliver a Policy and you pay the full initial premium while the Insured Person is living and
(b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

   See "Flexible Premium Payments" on page 23 of this prospectus, for additional information concerning procedures for obtaining a Policy.

RIGHT TO EXAMINE

   You have a right to examine your Policy. If for any reason you are not satisfied with it, you may cancel the Policy within the time limits described below by sending it to us with a written request to cancel.

   A request to cancel the Policy must be postmarked no later than the latest of the following two dates:

    .  10 days after you receive your Policy; or

    .  45 days after you sign Part 1 of the Policy application.

   If you cancel the Policy, we will, within seven days of receipt of the Policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account. Insurance coverage ends when you send a request for cancellation.

FLEXIBLE PREMIUM PAYMENTS

   You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each Policy will show a "planned" periodic premium. You determine the planned premium, within limits we set when you apply for a Policy. Planned premiums may not equal the amount of premiums that will keep your Policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time. If mandated under applicable law, we may be required to reject a premium payment.

   You must pay a minimum initial premium on or before the date on which we deliver the Policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and any additional benefits you select. Make the first premium payment by check or money order payable to "American General Life Insurance Company" or "AGL." Pay any additional premiums by check payable to "American General Life Insurance Company" or "AGL" and send them to our Administrative Center, shown under "Contact Information" on page 4.

   We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application, or by writing to our Administrative Center. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

   Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, Policies may have different minimum premium payments.) We may increase this minimum upon 90 days' written notice. We may also reject premium payments in a Policy year if the payments would cause the Policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," on page 44.

   If you stop paying premiums temporarily or permanently, the Policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a Policy because of investment experience, Policy changes or other factors.

   We have filed a Statement of Additional Information ("SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

PREMIUM PAYMENTS AND TRANSFER REQUESTS IN GOOD ORDER

   We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment in good order, it will be treated as described in this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

CHANGES IN EQUIBUILDER II POLICIES

   EquiBuilder II Policies provide you flexibility to choose from a variety of strategies which enable you to increase or decrease your insurance protection.

   A reduction in Face Amount lessens emphasis on the Policy's insurance coverage by reducing both the death benefit and the net amount at risk (the difference between the current death benefit under the Policy and the amount of the Policy Account). The reduced net amount at risk results in lower cost of insurance charges against the Policy Account. See "Changing the Face Amount of Insurance," on page 25.

   A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the Policy's Face Amount, while providing a cash payment. It does not reduce the net amount at risk or the cost of insurance charges. See "Policy Account Transactions--Withdrawing Money from the Policy Account," on page 33.

   Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the net amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the net amount at risk and the cost of insurance charge unchanged. See "Flexible Premium Payments," on page 23.

   Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the net amount at risk. See "Changing the Face Amount of Insurance," on page 25.

   Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the net amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the net amount at risk and cost of insurance charge unchanged. See "Flexible Premium Payments," on page 23.

CHANGING THE FACE AMOUNT OF INSURANCE

   Any time after the first Policy year while a Policy is in force, you may change your Policy's Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval.

   For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

   Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge against the Policy Account for each Face Amount increase. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You may not reduce the Face Amount below the minimum we require to issue a Policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten Policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See "Charges under the Policy--Transaction Fees--Surrender Charge," on page 38.

   Our current procedure is to disapprove a requested decrease in the Face Amount if it would trigger the required minimum death benefit. (This is the federal tax law provision, discussed earlier in this prospectus, that can require us to pay as a death benefit a percentage multiple of the Policy Account value.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the Policy Account, and then we decrease the Face Amount. See "Policy Features--Death Benefits," on page 21.

   Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

   Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a Policy to become a MEC or may have other adverse tax consequences. See "Federal Tax Considerations," page 44.

CHANGING DEATH BENEFIT OPTIONS

   Any time after the first Policy year while a Policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount of Policy Account value on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a Policy. If you change the death benefit from Option B to Option A, the Face Amount of insurance will go up by the amount of Policy Account value on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See "Charges under the Policy--Periodic Charges--Cost of Insurance Charge," on page 40.

   Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit option.

   We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

WHEN FACE AMOUNT AND DEATH BENEFIT CHANGES GO INTO EFFECT

   Any change in the Face Amount or death benefit option of a Policy will be effective at the beginning of the Policy month following the date we approve the request. Any adjustment to Policy charges on account of the change will take effect at the same time. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your Policy. We may also request that you return your Policy to us so that we can make the appropriate changes.

   In some cases, we may not approve a change you request because it might disqualify the Policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See "Federal Tax Considerations," on page 44.

REPORTS TO POLICY OWNERS

   After the end of each Policy year, we will send you a report that shows the current death benefit for your Policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your Policy, the amount of any outstanding Policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also include in reports any information required by state law.

   We will send you notices of transfers of amounts between variable investment divisions and certain other Policy transactions.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES

   We measure Policy years, Policy months and Policy anniversaries from the Register Date shown on the Policy Information page in the Policy. Each Policy month begins on the same day in each calendar month as the day of the month that the Register Date occurred. For purposes of receiving Policy Owner requests, we are open for business at the same time that the New York Stock Exchange ("NYSE") is open for business.

   The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each Policy, is the date we actually issue a Policy, and depends on the underwriting and other requirements for issuing a particular Policy. Contestability is measured from the issue date, as is the suicide exclusion.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

   We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the Fidelity VIP Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the Fidelity VIP Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the Policy Account in accordance with your premium allocation percentages. The first time that we assess charges and deductions under the Policy is as of the Register Date. See "Policy Features--Policy Issuance Information," on page 22, regarding the commencement of insurance coverage.

   The final Policy date is the Policy anniversary nearest the Insured Person's 95th birthday. The Policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

                           ADDITIONAL BENEFIT RIDERS

   You may add additional benefit riders to your Policy. We will assess a monthly charge against the Policy Account for each additional benefit rider. You can cancel these benefit riders at any time. Please see the "Tables of Charges" on page 10 of this prospectus for the fees associated with these riders. Your Policy will have more details if you select any of these benefits. The following additional benefit riders are currently available:

DISABILITY WAIVER BENEFIT RIDER

   With this benefit, we waive monthly charges from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. There is a charge for this rider. If the disability starts before the Policy anniversary nearest the Insured Person's 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues). You may later elect to terminate this rider. If you do so, the charge will cease.

ACCIDENTAL DEATH BENEFIT RIDER

   We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Policy anniversary nearest his or her 70th birthday. There is a charge for this rider. You may later elect to terminate this rider. If you do so, the charge will cease.

CHILDREN'S TERM INSURANCE RIDER

   This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children. There is a charge for this rider. Coverage for an insured child must begin before the child has reached age eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first. You may terminate this rider at any time. If you do so, the charge will cease.

TERM INSURANCE ON AN ADDITIONAL INSURED PERSON RIDER

   This rider allows you to obtain term insurance for another person, such as the Insured Person's spouse. There is a charge for this rider. This rider is a level death benefit term insurance rider with annually increasing cost of insurance charges. The minimum amount of coverage is $25,000 and the maximum is five times the Policy's Face Amount. The coverage and deductions expire on the Policy anniversary nearest the Insured Person's age 70. You may later elect to terminate this rider. If you do so, the charge will cease.

                          POLICY ACCOUNT TRANSACTIONS

   The following transactions may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See "Policy Features--Changes in EquiBuilder II Policies," on page 24. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 37.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS

   See page 16 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES

   You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS

   You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We consider your instruction to transfer from or to more than one investment division at the same time to be one transfer. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. To make a transfer, give us instructions at our Administrative Center, shown under "Contact Information" on page 4.

   If there is a charge for making a transfer, we will allocate the charge as described under "Charges under the Policy--Allocation of Policy Account Charges," on page 41. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

   A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each Policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a Policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

   Special rules apply to transfers from the Guaranteed Interest Division. See "Policy Account Transactions--Transfers from the Guaranteed Interest Division," on page 30.

MARKET TIMING

   The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Policy Owners;

    .  interference with the efficient management of the Fund's portfolio; and

    .  increased administrative costs.

   We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. We are not referring to the exchange of one life insurance policy for another policy or contract. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are required to monitor the Policies to determine if a Policy Owner requests:

    . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option; or

    . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

    . an exchange out of a variable investment option, other than the money market investment option, followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

    . an exchange into a variable investment option, other than the money market investment option, followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances and we will treat all Policy Owners the same.

   In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

   The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION

   You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Investment Division if we receive it within 30 days after a Policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy when we issued it. The smallest amount that you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy.

BORROWING FROM THE POLICY ACCOUNT

   At any time that a Policy has a net cash surrender value, you may borrow money from us using only your Policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the Policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a Policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations," on page 44, with respect to the federal income tax consequences of a loan.

LOAN REQUESTS

   Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

   If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

POLICY LOAN INTEREST

   Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The same rate applies to any outstanding Policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

   The maximum rate is the greater of:

    .  5 1/2% ; or

    . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

   If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the Policy.

   We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

   Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

WHEN INTEREST IS DUE

   Interest on any money you borrow from your Policy Account is due on each Policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

REPAYING THE LOAN

   You may repay all or part of a Policy loan at any time while the Insured Person is alive and a Policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a Policy loan is outstanding, we will apply all amounts we receive in respect to that Policy as a loan repayment unless you include with the payment written instructions that we should apply it as a premium payment.

   We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the Fidelity VIP Equity--Income Division, we will not allocate repayments to the Fidelity VIP Equity--Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT

   A loan against a Policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the Policy, even if you repay it. When we make a loan against a Policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

   We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. Currently, the interest rate for loaned amounts in all years in the Guaranteed Interest Division is 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, but never less than 4 1/2%. Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

   The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Fidelity VIP Money Market division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Fidelity VIP Money Market division. However, the $1,000 earns interest at a declared interest rate.

   A Policy loan may also affect the amount of time that the insurance provided by a Policy remains in force. For example, a Policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the Policy, then the lapse provisions of the Policy will apply. Since the Policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the Policy in force if you borrowed the maximum amount. For more information about these provisions, see "Policy Lapse and Reinstatement," on page 43 of this prospectus.

WITHDRAWING MONEY FROM THE POLICY ACCOUNT

   After a Policy has been in effect for a year, you may request a partial surrender of the net cash surrender value by sending us a written request. The partial surrender and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any partial surrender is subject to certain conditions. It must:

    .  be at least $500;

    . not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy; and

    . not cause the Policy to fail to qualify as life insurance under applicable law.

   You may specify how much of the partial surrender you want taken from each investment division. If you do not give us instructions, we will make the partial surrender on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account were in the Guaranteed Interest Division and 50% were in the Fidelity VIP Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

   When you make a partial surrender of net cash surrender value, we assess a partial surrender processing fee against the Policy Account of a maximum of the lesser of $25 or 2% of the partial surrender amount. This charge is currently $10. We will allocate this charge equally among the divisions from which the partial surrender was made. If we cannot allocate the charge in this manner, we will allocate it as described under "Charges under the Policy--Allocation of Policy Account Charges," on page 41.

   A partial surrender of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "Policy Features--Death Benefits," on page 21.

   If you elected death benefit Option A, we will also reduce the Face Amount of the Policy by the amount of the partial surrender so there will be no change in the net amount at risk. We will not assess a surrender charge in connection with the reduction in Face Amount. We will send you an endorsement to reflect this change. We may ask you to return the Policy to us so that we can make a change. A partial surrender will not affect the Face Amount of the Policy if death benefit
Option B is in effect. See "Federal Tax Considerations," on page 44, for the tax consequences of a partial surrender. A Policy loan may be more advantageous if your need for cash is temporary.

SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE

   During the first ten Policy years, the cash surrender value of a Policy is the amount in the Policy Account minus the surrender charge described under "Charges under the Policy--Transaction Fees--Surrender Charge," on page 38. After ten Policy years, the cash surrender value and Policy Account are the same. Especially during the initial Policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

   You may surrender a Policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the Policy and a written request in a form satisfactory to us. The net cash surrender value of the Policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the Policy, and all insurance coverage under the Policy will end on that date. See "Federal Tax Considerations," on page 44, for the tax consequences of a surrender.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   We can pay Policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division because none of the payment options is a variable payment option. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment Options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

   The following payment options are generally available:

   Income Payments for a Fixed Period. We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

   Life Income with Payments Guaranteed for a Fixed Term of Years. We will make payment at agreed intervals for a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

   Proceeds at Interest. The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

   Fixed Amount. We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

   We guarantee interest under the foregoing options at the rate of 3% a year.

   We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

   The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

   We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

   You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. See "The Beneficiary," on page 35. Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

   We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

THE BENEFICIARY

   You must name a beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the Insured Person's lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

   At the time of the Insured Person's death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership.

Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   We will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Center, shown under "Contact Information" on page 4. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

   We may defer determination of values and payment for one or more of the following reasons:

    . We contest the Policy, or we are deciding whether or not to contest the Policy;

    .  the NYSE is closed other than weekend and holiday closings;

    .  trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the value of the variable investment divisions is not reasonably practicable; or

    .  the SEC by order so permits for the protection of Policy Owners.

   We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

DELAY REQUIRED UNDER APPLICABLE LAW

   We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

    . transfer the resulting balance in an investment division in accordance with any transfer request you make that reduces your accumulation value for that division to below $500;

    . transfer the entire balance in proportion to any other investment divisions you then are using, if the accumulation value in an investment division is below $500 for any other reason;

    . replace the underlying Fund that any investment division uses with another Fund, subject to SEC and other required regulatory approvals;

    . add, delete or limit investment divisions, combine two or more investment divisions, or withdraw assets relating to the Policies from one investment division and put them into another, subject to SEC and other required regulatory approvals;

    . operate the Separate Account under the direction of a committee or discharge such a committee at any time;

    .  change our underwriting and risk class guidelines;

    . operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

    . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

   You will be notified as required by law if there are any material changes in the underlying investments of an investment division that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval, SEC and required regulatory approvals.

                           CHARGES UNDER THE POLICY

   Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first Policy month from the Fidelity VIP Money Market division.

   The following information describes the charges under the Policy as shown beginning on page 10 in the "Tables of Charges" section. Please review both prospectus sections, and the Policy form itself, for information on charges. We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

TRANSACTION FEES

   Statutory Premium Taxes. All states and certain other jurisdictions tax premium payments (the deduction is called a tax charge back if we issued your Policy in Oregon). Taxes currently range up to 3.5%. We deduct the applicable tax from each premium payment. This is a tax to AGL, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax will also vary with the amount of the premium payment. If you change your place of residence, we will change the deduction to match the new tax rate. Please notify us if you move.

   Surrender Charge (for full surrenders). Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth Policy year, there is no surrender charge.

   The maximum surrender charge will not be more than 50% of one Target Premium. Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge we currently assess equals the sum of

    . 30% of premium payments you make during the first Policy year up to the amount of one Target Premium, and

    . 9% of any additional premiums you pay during the first through tenth Policy years.

   Under the Policy's formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year. If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge. Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

Assume a $200,000 initial Face Amount Policy for a male age 40. This Policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each Policy year and that no benefit riders have been selected. The following table shows the surrender charge only which would apply under different premium payment assumptions if surrender of the Policy were to occur during the indicated Policy year.

                         PREMIUM            PREMIUM            PREMIUM
                         PAYMENT            PAYMENT            PAYMENT
 DURING YEAR           ASSUMPTIONS CHARGE ASSUMPTIONS CHARGE ASSUMPTIONS CHARGE
 -----------           ----------- ------ ----------- ------ ----------- ------
 1                       $3,000    $  749   $2,280    $  684   $1,140    $  342
 2                        3,000     1,019    2,280       889    3,420       650
 3                        3,000     1,140    2,280     1,094    2,280       855
 4                        3,000     1,140    2,280     1,140    2,280     1,060
 5                        3,000     1,140    2,280     1,140    2,280     1,140
 6                        3,000     1,140    2,280     1,140    2,280     1,140
 7                        3,000       912    2,280       912    2,280       912
 8                        3,000       684    2,280       684    2,280       684
 9                        3,000       456    2,280       456    2,280       456
 10                       3,000       228    2,280       228    2,280       228

   We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

   Surrender Charge (for Face Amount decreases). During the first ten Policy years, we will treat a decrease in the Face Amount of a Policy as a surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a Policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the Policy).

Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

For example, assume that we issue a Policy for a male age 40 with a Face Amount of $200,000. In the third Policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three Policy years and that the maximum surrender charge for the third Policy year is $1,140. To determine the pro rata surrender charge:

Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000/$200,000 = .5)

Then multiply this fraction by the surrender charge in effect before the decrease.
      Pro rata surrender charge = .5 x $1,140 = $570.

Thus, you would be charged $570 for decreasing the Face Amount of this Policy from $200,000 to $100,000 during the third Policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the Policy or let the Policy lapse after you pay enough premiums to reach the maximum.

   Partial Surrender Processing Fee. For withdrawals of less than your full Policy Account value, we will deduct a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See "Policy Account Transactions--Withdrawing Money from the Policy Account" on page 33.

   We do not charge a partial surrender processing fee for Face Amount decreases.

   Face Amount Increase Charge. There is an administrative charge that is currently $1.50 for each $1,000 of Face Amount increase up to a maximum charge of $300. See "Policy Features--Changes in EquiBuilder II Policies," on page 24.

   Transfers. If you make more than four transfers of Policy Account value in a Policy year among variable investment divisions, we may charge up to $25 for each additional transfer in that Policy year. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See "Policy Account Transactions--Transfers of Policy Account Value Among Investment Divisions," on page 28. We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer.

   Policy Owner Additional Illustration Charge. If you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a Policy year, we may charge a $25 fee.

PERIODIC CHARGES

   At the beginning of each Policy month, we deduct the following charges from each Policy Account.

   Administrative Charge. At the beginning of each of the first 12 Policy months that a Policy is in effect, we will also deduct an administrative charge of $30 per month. After the first 12 Policy months, the current charge will be $6 per month. We may raise this $6 charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

   For the first 12 Policy months, we use this charge to recover costs of issuing and placing the Policy such as application processing, medical examinations, establishment of Policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class). After the first 12 Policy months, this charge is used to cover the continuing costs of maintaining the EquiBuilder II Policies, such as premium billing and collection, claim processing, Policy transactions, record keeping, other expenses, overhead, and communications with Policy Owners, such as regulatory mailings and responding to Policy Owners' requests.

   Cost of Insurance Charge. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the net amount at risk at the beginning of the Policy month divided by $1,000. The net amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see "Policy Features--Death Benefits," on page 21), the net amount at risk for the month will also rise.

   For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the net amount at risk and with the Insured Person's increasing age.

   We base the cost of insurance rates on the Insured Person's sex, age and risk class and the Face Amount of the Policy at the time of the charge. We may change these rates from time to time, but they will never be more than the maximum guaranteed rates set forth in a particular Policy. We base the maximum guaranteed charges on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables.

   In Montana and Massachusetts cost of insurance rates will not vary based on sex. Where required, we will provide cost of insurance charges that do not distinguish between males and females. See "Employee Benefit Plans" on page 7 of the SAI.

   Mortality and Expense Risk Charge. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that Insured Persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering Policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an annual effective rate of 0.75% of the value of the assets in the Separate Account attributable to EquiBuilder II Policies. This charge affects the unit values for the variable investment divisions. See "Policy Account Value--Determination of the Unit Value" on page 42.

   We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

   Optional Rider Charges. We will deduct the cost of any additional (optional) benefit riders on a monthly basis. We may change these charges, but each Policy contains tables showing the guaranteed maximum rates for all of these insurance costs. See "Tables of Charges" on page 10.

ANNUAL FUND EXPENSES

   The value of the net assets of each variable investment division reflects the management fees and other expenses incurred by the corresponding Fund in which the variable investment division invests. For further information, consult the Funds' prospectuses and the "Tables of Charges" section in this prospectus.

   We guarantee that the fees for partial withdrawals, increases in Face Amounts and for transfers will never exceed the Maximum Guaranteed Charges shown in the "Tables of Charges." See also "Charges Under the Policy--Transaction Fees--Surrender Charge," on page 38.

ALLOCATION OF POLICY ACCOUNT CHARGES

   Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive your instructions in good order.

   We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

                             POLICY ACCOUNT VALUE

   The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each Policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

   Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See "The Guaranteed Interest Division" on page 20.

AMOUNTS IN THE VARIABLE INVESTMENT DIVISIONS

   We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the effective date of the transaction. (See "Policy Account Transactions" regarding the effective dates of Policy Account transactions.)

   The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

   You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

BUSINESS DAY AND CLOSE OF BUSINESS

   We compute unit values for each variable division on each day that the NYSE is open for business. We call each such day a "business day." We compute Policy values as of the time the NYSE closes on each business day, which usually is 3:00 p.m. Central time. We call this our "close of business." We are closed only on those holidays the NYSE is closed.

   Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 4 of this prospectus. If we receive it after the close of business on any business day, however, we consider that we have received it on the business day following that business day. Any premium payments we receive after our close of business are held in our general account until the next business day.

DETERMINATION OF THE UNIT VALUE

   The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

   We determine a net investment factor for each variable investment division every business day as follows:

    . First, each Fund produces a price per Fund share following each close of the NYSE and provides that price to us;

    . Next, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any Policy transactions for that day, such as premium payments or surrenders);

    . Then, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

    . Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any Policy transactions on that day);

    . Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an annual effective rate of 0.75%; and

    . Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

   Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                        POLICY LAPSE AND REINSTATEMENT

LAPSE OF THE POLICY

   If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any Policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the Policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding Policy loan plus loan interest exceeds the cash surrender value of the Policy. In either case, we will notify you and give you a grace period of 61 days to pay an additional premium to prevent lapse of the Policy, and that you must pay an amount of premium that we determine will cover estimated monthly charges for three months, to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid.

   If we receive at least the amount to cover three months' charges before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account, and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the Policy.

   If we do not receive at least the amount to cover three months' charges within the 61 days, the Policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the charges owed us, including any applicable surrender charge. We will inform you that your Policy has ended without value.

   If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding Policy loan and loan interest and overdue charges.

REINSTATEMENT OF THE POLICY

   You may reinstate your Policy within three years after it lapses if:

    .  you provide evidence that the Insured Person is still insurable; and

    . you send us a premium payment sufficient to keep the Policy in force for three months after the date it is reinstated.

   The effective date of the reinstated Policy will be the beginning of the Policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce your maximum surrender charge by the amount of all surrender charges you have already paid. We will calculate future surrender charges as if the Policy had been in force since the original Register Date. We will not reinstate previous loans.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

   This discussion is based on current federal income tax law and interpretations. It assumes that the Policy Owner is a natural person who is a U.S citizen or U.S. resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific tax treatment of your Policy based on your individual factual situation.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and
(b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will at issue meet these requirements and that:

    . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

    . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS

   The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

    .  you have paid a cumulative amount of premiums;

    . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

    . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance Policy that is received in a tax free I.R.C. Section 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

OTHER EFFECTS OF POLICY CHANGES

   Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

RIDER BENEFITS

   We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

   As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT

   If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

    . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

    . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

    . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

    .  is similar to the basis described above for other Policies; and

    . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply:

    .  to taxpayers 59 1/2 years of age or older;

    .  in the case of a disability (as defined in the Code); or

    . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

POLICY LAPSES AND REINSTATEMENTS

   A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

DIVERSIFICATION AND INVESTOR CONTROL

   Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance Policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. The Separate Account, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within the Separate Account may cause the Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a Policy Owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of the Separate Account.

ESTATE AND GENERATION SKIPPING TAXES

   If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the 2001 Act) brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $2.0 million for decedents dying in 2008. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $2.0 million in 2008. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy Owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS

   The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

   In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

PENSION AND PROFIT-SHARING PLANS

   If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS

   Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

   Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

OUR TAXES

   We report the operations of the Separate Account in our federal income tax return, but we currently pay no income tax on the Separate Account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance Policy reserves. We currently make no charge to any Separate Account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policy.

   Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

WHEN WE WITHHOLD INCOME TAXES

   Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

TAX CHANGES

   The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-340-2765.

                                  DEFINITIONS

Here are definitions of certain terms used in this prospectus:

Administrative Center - The address of the Administrative Center of AGL is Variable Universal Life Administration, P.O. Box 4880, Houston, Texas 77210-4880. See "Contact Information" on page 4.

Age - The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

AGL, We, Our, Us - American General Life Insurance Company, a Texas stock life insurance company and the issuer of the EquiBuilder II individual flexible premium variable universal life insurance Policies described in this prospectus.

Face Amount - The face amount of insurance shown on the Policy Information page of a Policy. The Face Amount is the minimum death benefit payable under a Policy while the Policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the Policy and any due and unpaid charges.

Fund(s) - Portfolio(s) of Fidelity Variable Insurance Products and MFS Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund or Mutual Fund, and collectively, as the Funds or Mutual Funds.

Guaranteed Interest Division - A part of AGL's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by AGL.

Insured Person - The person whose life is insured under a Policy.

Policy Account - The sum of amounts allocated to the investment divisions of the Separate Account and AGL's Guaranteed Interest Division for a particular Policy.

Policy anniversary - An anniversary of the Register Date of a Policy while the Policy is in effect.

Policy month - A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a Policy is in effect.

Policy Owner, You, Your - The person designated as Policy Owner on the Policy Information page of a Policy.

Policy year - An annual period beginning on the Register Date and on each anniversary of the Register Date while the Policy is in effect.

Register Date - The date we issue a Policy or the date we receive a full initial premium payment, whichever is earlier.

SEC - The Securities and Exchange Commission.

Separate Account - Separate Account VUL-2, a segregated investment account of AGL established under the Insurance Laws of the State of Texas in which amounts in a Policy Account other than those in the

Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding Funds.

Statement of Additional Information - The Statement of Additional Information ("SAI") is a document, separate from this prospectus, that contains additional information about the EquiBuilder II Policies.

Target Premium - A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for each EquiBuilder II Policy is shown on the Policy Information page of the Policy.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO OF AIG(R) AMERICAN GENERAL]                               Privacy Notice

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

..   Our Employees, Representatives, Agents, and Selected Third Parties may
    collect Nonpublic Personal Information about you, including information:

   .   Given to us on applications or other forms;

   .   About transactions with us, our affiliates, or third parties;

   . From others, such as credit reporting agencies, employers, and federal and state agencies.

..   The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

..   We restrict access to Nonpublic Personal Information to those Employees,
    Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

..   We have policies and procedures that direct our Employees, Representatives,
    Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

..   We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

..   We do not share Nonpublic Personal Information about you except as allowed by law.

..   We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

    (i)Our Employees, Representatives, Agents, and Selected Third Parties, as permitted by law; or

   (ii)other organizations with which we have joint marketing agreements as permitted by law.

..   The types of companies and persons to whom we may disclose Nonpublic
    Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

..   We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

..   Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

..   You will be notified if our privacy policy changes.

..   Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS PROVIDED FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2008 American International Group, Inc. All rights reserved.

AGLC0375-STF                                                           REV0208

                                   [GRAPHIC]

Easy & Convenient

With e-Service from AIG American General/1/, you have access to the most up-to-date policy information, 24 hours a day, 7 days a week. And with e-Delivery/2/, you can choose to be notified via e-mail that certain regulatory documents are available online for you to view, eliminating the clutter of large, bulky mailings.

Need more information? Call our e-Service Customer Service Center at 800-340-2765 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday.

Visit www.aigag.com and click on the link to sign up for e-Service and e-Delivery!

                              [LOGO OF ESERVICE]
                                 www.aigag.com

/1/ AIG American General, www.aigag.com, is the marketing name for the insurance companies and affiliates of American International Group, Inc.
     (AIG), which comprise AIG's Domestic Life Insurance Operations, including American General Life Insurance Company. AIG does not underwrite any insurance products referenced herein.

/2/  Not available for all products.

American General Life Insurance Company

A subsidiary of American International Group, Inc.

VUL Administration, P.O. Box 4880, Houston, Texas, 77210-4880

www.aigag.com

Variable universal life insurance policies issued by American General Life Insurance Company and distributed by American General Equity Services Corporation, member FINRA and a subsidiary of American International Group, Inc. American General Life Insurance Company does not solicit business in the state of New York. Policies and riders not available in all states.

(C) 2008 American International Group, Inc. All rights reserved.

AGLC101116 REV0408

THE STRENGTH TO BE THERE.(R)                  [LOGO of AIG(R) American General]

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

 [LOGO OF AIG AMERICAN GENERAL]

 For additional information about the
 EquiBuilder II Policies and the Separate Account,
 you may request a copy of the Statement of              For E-SERVICE and
 Additional Information ("SAI"), dated April 30,    E-DELIVERY, or to view and
 2008. We have filed the SAI with the SEC and have     Print Policy or Fund
 incorporated it by reference into this              prospectuses visit us at
 prospectus. You may obtain a free copy of the SAI         WWW.AIGAG.COM
 and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at VUL Administration, P. O. Box 4880, Houston,
 Texas 77210-4880 or call us at 1-800-340-2765.
 You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the
 EquiBuilder II Policies, including personalized illustrations of death benefits, cash surrender values, and Policy Account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

 Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090.
 Reports and other information about the Separate
 Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F
 Street N.E., Washington, DC 20549.

 Policies issued by:
 AMERICAN GENERAL LIFE INSURANCE COMPANY
 A subsidiary of American International Group,
   Inc. ("AIG")
 2727-A Allen Parkway, Houston, TX 77019

 EQUIBUILDER II FLEXIBLE PREMIUM VARIABLE
 UNIVERSAL LIFE INSURANCE
 Policy Form Number T1735

 Not available in the state of New York


 EquiBuilder II policies are distributed by
   American General Equity Services Corporation         [LOGO OF INSURANCE
 Member FINRA                                               MARKETPLACE
 A subsidiary of American International Group, Inc.          STANDARDS
                                                           ASSOCIATION]
 The underwriting risks, financial obligations and
 support functions associated with the products     Membership in IMSA
 issued by American General Life Insurance Company  applies only to American
 ("AGL") are its responsibility. AIG does not       General Life Insurance
 underwrite any insurance policy described by this  Company and not to its
 prospectus. AGL is responsible for its own         products.
 financial condition and contractual obligations.
 AGL does not solicit business in the state of New
 York. The Policies are not available in all states.


 (C) 2008 American International Group, Inc. All    ICA File No. 811-06366
 rights reserved

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VUL-2

                          EQUIBUILDER/TM/ II POLICIES

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED APRIL 30, 2008

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VUL-2 (the "Separate Account" or "Separate Account VUL-2") dated April 30, 2008, describing the EquiBuilder II flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS


              GENERAL INFORMATION............................ 3

                 AGL......................................... 3
                 Separate Account VUL-2...................... 3
                 American Home Assurance Company............. 3

              SERVICES....................................... 4

              MORE INFORMATION ON LAPSE OF THE POLICY........ 4

              DISTRIBUTION OF THE POLICIES................... 4

              ADDITIONAL INFORMATION......................... 5

                 Material Conflicts.......................... 5
                 Limits on AGL's Right to Challenge a Policy. 6
                 Employee Benefit Plans...................... 7
                 Dividends................................... 7

              FINANCIAL STATEMENTS........................... 7

                 Separate Account Financial Statements....... 7
                 AGL Financial Statements.................... 8
                 American Home Financial Statements.......... 8

              INDEX TO FINANCIAL STATEMENTS.................. 8

                 Separate Account VUL-2 Financial Statements. 8
                 AGL Consolidated Financial Statements....... 8
                 American Home Financial Statements.......... 9

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

   AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VUL-2

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VUL-2. Separate Account VUL-2 is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

   For record keeping and financial reporting purposes, Separate Account VUL-2 is divided into 16 separate "divisions," all of which are available under the Policies offered by the prospectus as variable "investment options." All of these 16 divisions are also offered under another AGL policy. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VUL-2 are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue of December 29, 2006 or earlier.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of AGL.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2007, 2006 and 2005, AGL paid AGLC for these services $367,979,145, $340,329,330 and $317,771,939, respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                    MORE INFORMATION ON LAPSE OF THE POLICY

   A Policy which has lapsed may have tax consequences, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   If your Policy lapses, you will not be able to take any loans or surrenders from your Policy unless you make a full surrender (subject to applicable surrender charges). You will also not be permitted to transfer Policy Account value between investment divisions while your Policy is in lapse.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We sell our Policies primarily through our insurance agents or brokers, who are authorized by law to sell variable life insurance. Pursuant to a selling agreement between us, AGESC and American General Securities Incorporated ("AGSI"), AGSI will employ and supervise agents chosen by us to sell the Policies and will use its best efforts to qualify such persons as its registered representatives. AGSI, an affiliate of AGL, is registered with the SEC as a broker-dealer under 1934 Act and is a member of FINRA.

   The Policies may also be sold by persons who are registered representatives of other registered broker-dealers who are members of FINRA, and with whom AGESC may enter into a selling agreement.

   Registered representatives of AGSI (who prior to October 1, 2002, were registered representatives of Franklin Financial Services Corporation) and other registered broker-dealers, earn commissions on Policy sales of up to 90% of premiums paid during the first Policy year. For Policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account.

   These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by AGL. They do not result in any additional charges against the Policy that are not described in the Policy prospectus.

   Under the Public Disclosure Program, FINRA Regulation ("FINRA") provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

                            ADDITIONAL INFORMATION

Material Conflicts

   We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an investment portfolio changes; or

    . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

Limits on AGL's Right to Challenge a Policy

   We can challenge the validity of an insurance Policy (based on material misstatements in the application or, with respect to any Policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the Policy under our rules. However, there are some limits on how and when we can challenge the Policy.

   Except on the basis of fraud, we cannot challenge the Policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

   Except on the basis of fraud, we cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

   We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

   If the Insured Person dies within the time that the validity of the Policy may be challenged, we may delay payment until we decide whether to challenge the Policy.

   If the Insured Person's age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

   If the Insured Person commits suicide within two years after the date on which the Policy was issued or reinstated, we will limit the proceeds payable to the total of all premiums that you paid to the time of death minus the amount of any outstanding Policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

Employee Benefit Plans

   Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. We did not design the Policies for use in connection with qualified plans or trusts under federal tax laws.

Dividends

   We pay no dividends on the Policies offered by this Prospectus.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for AGL. AIG uses PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2007 and the related statement of operations for the year then ended and statements of changes in net assets for the two years then ended December 31, 2007 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL Financial Statements

   The consolidated balance sheets of AGL as of December 31, 2007 and 2006 and the related consolidated statements of income, shareholder's equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

American Home Financial Statements

   The statutory statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue of December 29, 2006 or earlier.

I.         Separate Account VUL-2 Financial Statements......................................... Page
           -------------------------------------------                                          ----

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm............ VUL-2 - 1
Statement of Net Assets as of December 31, 2007................................................ VUL-2 - 2
Statement of Operations for the year ended December 31, 2007................................... VUL-2 - 3
Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006.............. VUL-2 - 4
Notes to Financial Statements.................................................................. VUL-2 - 8

II.         AGL Consolidated Financial Statements Page......................................... Page
            ------------------------------------------                                          ----

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm............ 1
Consolidated Balance Sheets as of December 31, 2007 and 2006................................... 2
Consolidated Statements of Income for the years ended December 31, 2007, 2006 and 2005......... 4
Consolidated Statements of Shareholder's Equity for the years ended December 31, 2007, 2006 and
  2005......................................................................................... 5
Consolidated Statements of Comprehensive Income for the years ended December 31, 2007, 2006 and 2005..................................................................................... 6
Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005..... 7
Notes to Consolidated Financial Statements..................................................... 9


III.         American Home Financial Statements Page......................................... Page
             ---------------------------------------                                          ----

Report of PricewaterhouseCoopers LLP, Independent Auditors...................................  2
Statements of Admitted Assets (Statutory Basis) as of December 31, 2007 and 2006.............  3
Statements of Liabilities, Capital and Surplus (Statutory Basis) as of
  December 31, 2007 and 2006.................................................................  4
Statements of Income and Changes in Capital and Surplus (Statutory Basis) for the years ended
  December 31, 2007, 2006 and 2005...........................................................  5
Statements of Cash Flow (Statutory Basis) for the years ended
  December 31, 2007, 2006 and 2005...........................................................  6
Notes to Statutory Basis Financial Statements................................................  7

[LOGO OF AIG(R) AMERICAN GENERAL]

                                               Variable Universal Life Insurance
                                                          Separate Account VUL-2

                                                                            2007

                                                                   Annual Report

                                                               December 31, 2007

                                         American General Life Insurance Company
                              A subsidiary of American International Group, Inc.

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PricewaterhouseCoopers LLP
                                                      1201 Louisiana
                                                      Suite 2900
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000
                                                      Facsimile (713) 356 4717

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and
Policy Owners of American General Life Insurance Company Separate Account VUL-2

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions of American General Life Insurance Company Separate Account VUL-2 (the "Separate Account") listed in Note A at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 4, 2008

                                    VUL 2 - 1

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF NET ASSETS
December 31, 2007

                                                                                   Due from (to)
                                                                  Investment     American General
                                                               securities - at    Life Insurance
Divisions                                                        fair value           Company        Net Assets
------------------------------------------------------------   ---------------   ----------------   -----------
Fidelity VIP Asset Manager Portfolio - Initial Class             $25,522,359            $--         $25,522,359
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class      13,668,698             --          13,668,698
Fidelity VIP Contrafund Portfolio - Initial Class                 74,301,653             (1)         74,301,652
Fidelity VIP Equity-Income Portfolio - Initial Class              70,534,042             (1)         70,534,041
Fidelity VIP Growth Portfolio - Initial Class                     95,635,278             --          95,635,278
Fidelity VIP High Income Portfolio - Initial Class                 3,609,252             --           3,609,252
Fidelity VIP Index 500 Portfolio - Initial Class                  61,267,283             --          61,267,283
Fidelity VIP Investment Grade Bond Portfolio - Initial Class       5,797,124             --           5,797,124
Fidelity VIP Money Market Portfolio - Initial Class                5,273,013             --           5,273,013
Fidelity VIP Overseas Portfolio - Initial Class                   23,912,244             --          23,912,244
MFS VIT Core Equity Series - Initial Class                        11,848,298              1          11,848,299
MFS VIT Emerging Growth Series - Initial Class                    20,665,107             --          20,665,107
MFS VIT Investors Trust Series - Initial Class                     5,061,774             (1)          5,061,773
MFS VIT Research Series - Initial Class                            8,883,295             --           8,883,295
MFS VIT Total Return Series - Initial Class                        9,781,588              1           9,781,589
MFS VIT Utilities Series - Initial Class                          19,749,835             --          19,749,835

                             See accompanying notes.

                                    VUL-2 - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

                                     A            B            A+B=C         D              E               F           C+D+E+F
                                                                                                      Net change in    Increase
                                             Mortality and                                             unrealized    (decrease) in
                                 Dividends   expense risk       Net     Net realized  Capital gain    appreciation    net assets
                                   from           and       investment   gain (loss)  distributions  (depreciation)    resulting
                                  mutual    administrative    income         on        from mutual         of            from
Divisions                          funds        charges       (loss)     investments      funds        investments    operations
------------------------------  ----------  --------------  ----------  ------------  -------------  --------------  -------------
Fidelity VIP Asset Manager
   Portfolio - Initial Class    $1,534,865    $(190,022)    $1,344,843  $   (77,401)   $   709,088     $ 1,466,217    $ 3,442,747
Fidelity VIP Asset Manager:
   Growth Portfolio
   - Initial Class                 551,794      (99,049)       452,745     (199,853)            --       1,933,100      2,185,992
Fidelity VIP Contrafund
   Portfolio
   - Initial Class                 670,007     (545,425)       124,582    2,764,445     17,893,605      (9,620,658)    11,161,974
Fidelity VIP Equity-Income
   Portfolio - Initial Class     1,341,642     (580,656)       760,986    1,215,133      5,916,173      (6,997,409)       894,883
Fidelity VIP Growth
   Portfolio - Initial Class       744,931     (678,970)        65,961    1,677,782         78,478      18,922,336     20,744,557
Fidelity VIP High Income
   Portfolio - Initial Class       301,923      (28,635)       273,288      (12,666)            --        (184,072)        76,550
Fidelity VIP Index 500
   Portfolio - Initial Class     2,294,462     (487,168)     1,807,294    1,933,605             --        (722,968)     3,017,931
Fidelity VIP Investment Grade
   Bond Portfolio
   - Initial Class                 259,055      (45,129)       213,926      (46,632)            --          40,870        208,164
Fidelity VIP Money Market
   Portfolio - Initial Class       280,952      (41,692)       239,260           --             --              --        239,260
Fidelity VIP Overseas
   Portfolio - Initial Class       764,110     (174,820)       589,290      436,763      1,485,340         973,836      3,485,229
MFS VIT Core Equity Series
   - Initial Class                  41,746      (91,718)       (49,972)    (300,149)            --       1,546,695      1,196,574
MFS VIT Emerging Growth Series
   - Initial Class                      --     (150,895)      (150,895)  (1,331,507)            --       5,161,855      3,679,453
MFS VIT Investors Trust Series
   - Initial Class                  42,833      (38,834)         3,999       57,551         43,444         364,249        469,243
MFS VIT Research Series
   - Initial Class                  63,357      (68,369)        (5,012)    (269,407)            --       1,331,309      1,056,890
MFS VIT Total Return Series
   - Initial Class                 261,460      (76,616)       184,844      184,800        249,987        (271,215)       348,416
MFS VIT Utilities Series
   - Initial Class                 173,421     (138,178)        35,243      439,015      1,257,034       2,555,698      4,286,990

                             See accompanying notes.

                                    VUL-2 - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2007 and 2006

                                                                                             Divisions
                                                                  --------------------------------------------------------------
                                                                                   Fidelity
                                                                                     VIP
                                                                  Fidelity VIP      Asset                            Fidelity
                                                                      Asset        Manager:        Fidelity            VIP
                                                                     Manager        Growth           VIP              Equity
                                                                   Portfolio -   Portfolio -      Contrafund         -Income
                                                                     Initial       Initial        Portfolio         Portfolio
                                                                      Class         Class      - Initial Class   - Initial Class
                                                                  ------------   -----------   ---------------   ---------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                    $ 1,344,843   $   452,745     $   124,582       $   760,986
   Net realized gain (loss) on investments                             (77,401)     (199,853)      2,764,445         1,215,133
   Capital gain distributions from mutual funds                        709,088            --      17,893,605         5,916,173
   Net change in unrealized appreciation
      (depreciation) of investments                                  1,466,217     1,933,100      (9,620,658)       (6,997,409)
                                                                   -----------   -----------     -----------       -----------
Increase (decrease) in net assets resulting from operations          3,442,747     2,185,992      11,161,974           894,883
                                                                   -----------   -----------     -----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                      2,201,936     1,429,889       5,765,624         6,039,929
   Net transfers from (to) other Divisions or fixed rate option       (262,765)      (99,298)       (142,538)         (304,562)
   Cost of insurance and other charges                              (2,226,953)   (1,081,264)     (4,269,698)       (5,134,516)
   Policy loans                                                       (327,332)      (90,913)       (698,448)         (938,798)
   Death benefits                                                      (67,934)      (22,590)       (148,835)         (285,912)
   Withdrawals                                                      (2,572,292)   (1,277,071)     (6,630,281)       (7,069,411)
                                                                   -----------   -----------     -----------       -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                     (3,255,340)   (1,141,247)     (6,124,176)       (7,693,270)
                                                                   -----------   -----------     -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                187,407     1,044,745       5,037,798        (6,798,387)
NET ASSETS:
   Beginning of year                                                25,334,952    12,623,953      69,263,854        77,332,428
                                                                   -----------   -----------     -----------       -----------
   End of year                                                     $25,522,359   $13,668,698     $74,301,652       $70,534,041
                                                                   ===========   ===========     ===========       ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                    $   519,772   $   165,098     $   363,989       $ 1,875,053
   Net realized gain (loss) on investments                            (327,473)     (318,041)      2,319,390         1,486,637
   Capital gain distributions from mutual funds                             --            --       5,531,928         8,765,042
   Net change in unrealized appreciation
      (depreciation) of investments                                  1,438,016       909,801      (1,194,049)          791,615
                                                                   -----------   -----------     -----------       -----------
Increase (decrease) in net assets resulting from operations          1,630,315       756,858       7,021,258        12,918,347
                                                                   -----------   -----------     -----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                      2,517,610     1,660,787       6,465,465         6,766,170
   Net transfers from (to) other Divisions or fixed rate option       (233,902)     (239,498)        608,639          (303,680)
   Cost of insurance and other charges                              (2,319,280)   (1,132,872)     (4,242,616)       (5,226,682)
   Policy loans                                                       (290,619)     (281,072)       (856,552)         (829,825)
   Death benefits                                                     (159,649)       (7,346)       (174,657)         (197,121)
   Withdrawals                                                      (2,601,167)   (1,165,060)     (6,115,909)       (5,929,625)
                                                                   -----------   -----------     -----------       -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                     (3,087,007)   (1,165,061)     (4,315,630)       (5,720,763)
                                                                   -----------   -----------     -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (1,456,692)     (408,203)      2,705,628         7,197,584
NET ASSETS:
   Beginning of year                                                26,791,644    13,032,156      66,558,226        70,134,844
                                                                   -----------   -----------     -----------       -----------
   End of year                                                     $25,334,952   $12,623,953     $69,263,854       $77,332,428
                                                                   ===========   ===========     ===========       ===========

                             See accompanying notes.

                                    VUL-2 - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                       Divisions
                                                                  ---------------------------------------------------
                                                                                 Fidelity     Fidelity      Fidelity
                                                                    Fidelity        VIP          VIP           VIP
                                                                      VIP          High         Index      Investment
                                                                     Growth       Income         500       Grade Bond
                                                                   Portfolio     Portfolio    Portfolio     Portfolio
                                                                   - Initial     - Initial    - Initial     - Initial
                                                                     Class         Class        Class         Class
                                                                  -----------   ----------   -----------   ----------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                   $    65,961   $  273,288   $ 1,807,294   $  213,926
   Net realized gain (loss) on investments                          1,677,782      (12,666)    1,933,605      (46,632)
   Capital gain distributions from mutual funds                        78,478           --            --           --
   Net change in unrealized appreciation (depreciation) of
      investments                                                  18,922,336     (184,072)     (722,968)      40,870
                                                                  -----------   ----------   -----------   ----------
Increase (decrease) in net assets resulting from operations        20,744,557       76,550     3,017,931      208,164
                                                                  -----------   ----------   -----------   ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     8,942,200      479,799     6,886,810      794,699
   Net transfers from (to) other Divisions or fixed rate option    (1,471,913)      43,174      (706,413)      52,399
   Cost of insurance and other charges                             (7,110,413)    (406,936)   (5,142,644)    (696,016)
   Policy loans                                                    (1,027,775)     (32,911)     (786,005)     (19,858)
   Death benefits                                                    (278,020)      (4,355)     (243,805)      (5,067)
   Withdrawals                                                     (8,870,567)    (405,328)   (6,481,232)    (723,479)
                                                                  -----------   ----------   -----------   ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (9,816,488)    (326,557)   (6,473,289)    (597,322)
                                                                  -----------   ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            10,928,069     (250,007)   (3,455,358)    (389,158)
NET ASSETS:
   Beginning of year                                               84,707,209    3,859,259    64,722,641    6,186,282
                                                                  -----------   ----------   -----------   ----------
   End of year                                                    $95,635,278   $3,609,252   $61,267,283   $5,797,124
                                                                  ===========   ==========   ===========   ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                   $  (303,937)  $  265,739   $   598,568   $  209,113
   Net realized gain (loss) on investments                            343,920     (262,872)    1,555,851      (24,551)
   Capital gain distributions from mutual funds                            --           --            --       15,337
   Net change in unrealized appreciation (depreciation) of
      investments                                                   4,966,262      382,480     6,510,067       16,486
                                                                  -----------   ----------   -----------   ----------
Increase (decrease) in net assets resulting from operations         5,006,245      385,347     8,664,486      216,385
                                                                  -----------   ----------   -----------   ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                    10,243,157      535,120     7,844,441      922,115
   Net transfers from (to) other Divisions or fixed rate option    (1,708,573)     (49,082)     (732,147)     (60,056)
   Cost of insurance and other charges                             (7,427,278)    (410,511)   (5,318,929)    (736,075)
   Policy loans                                                      (997,302)     (34,954)     (748,127)     (48,118)
   Death benefits                                                    (227,167)     (17,783)     (224,327)     (17,852)
   Withdrawals                                                     (7,105,209)    (464,449)   (5,639,227)    (626,521)
                                                                  -----------   ----------   -----------   ----------
Increase (decrease) in net assets resulting from principal
   transactions                                                    (7,222,372)    (441,659)   (4,818,316)    (566,507)
                                                                  -----------   ----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (2,216,127)     (56,312)    3,846,170     (350,122)
NET ASSETS:
   Beginning of year                                               86,923,336    3,915,571    60,876,471    6,536,404
                                                                  -----------   ----------   -----------   ----------
   End of year                                                    $84,707,209   $3,859,259   $64,722,641   $6,186,282
                                                                  ===========   ==========   ===========   ==========

                             See accompanying notes.

                                    VUL-2 - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                        Divisions
                                                                  -----------------------------------------------------
                                                                    Fidelity
                                                                      VIP         Fidelity      MFS VIT       MFS VIT
                                                                     Money          VIP           Core        Emerging
                                                                     Market       Overseas       Equity        Growth
                                                                   Portfolio     Portfolio       Series        Series
                                                                   - Initial     - Initial     - Initial     - Initial
                                                                     Class         Class         Class         Class
                                                                  -----------   -----------   -----------   -----------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                   $   239,260   $   589,290   $   (49,972)  $  (150,895)
   Net realized gain (loss) on investments                                 --       436,763      (300,149)   (1,331,507)
   Capital gain distributions from mutual funds                            --     1,485,340            --            --
   Net change in unrealized appreciation (depreciation) of
      investments                                                          --       973,836     1,546,695     5,161,855
                                                                  -----------   -----------   -----------   -----------
Increase (decrease) in net assets resulting from operations           239,260     3,485,229     1,196,574     3,679,453
                                                                  -----------   -----------   -----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                       590,305     1,843,342     1,438,542     2,497,057
   Net transfers from (to) other Divisions or fixed rate option       963,217       911,477      (190,813)     (358,917)
   Cost of insurance and other charges                               (570,973)   (1,325,014)     (972,150)   (1,634,494)
   Policy loans                                                       (34,751)     (273,697)     (115,279)     (351,946)
   Death benefits                                                     (14,397)      (18,478)      (18,836)      (32,462)
   Withdrawals                                                       (907,781)   (2,334,961)   (1,249,331)   (2,191,702)
                                                                  -----------   -----------   -----------   -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                        25,620    (1,197,331)   (1,107,867)   (2,072,464)
                                                                  -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               264,880     2,287,898        88,707     1,606,989
NET ASSETS:
   Beginning of year                                                5,008,133    21,624,346    11,759,592    19,058,118
                                                                  -----------   -----------   -----------   -----------
   End of year                                                    $ 5,273,013   $23,912,244   $11,848,299   $20,665,107
                                                                  ===========   ===========   ===========   ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                   $   213,556   $    19,696   $   (33,921)  $  (140,976)
   Net realized gain (loss) on investments                                 --       176,110      (898,483)   (2,267,979)
   Capital gain distributions from mutual funds                            --       117,391            --            --
   Net change in unrealized appreciation (depreciation) of
      investments                                                          --     2,888,009     2,324,837     3,683,622
                                                                  -----------   -----------   -----------   -----------
Increase (decrease) in net assets resulting from operations           213,556     3,201,206     1,392,433     1,274,667
                                                                  -----------   -----------   -----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                       764,421     1,896,283     1,713,769     2,946,404
   Net transfers from (to) other Divisions or fixed rate option       410,295     1,227,562      (629,707)     (377,579)
   Cost of insurance and other charges                               (549,336)   (1,267,316)   (1,039,059)   (1,732,686)
   Policy loans                                                      (199,502)     (283,280)     (267,119)     (262,324)
   Death benefits                                                        (103)      (24,386)      (31,530)      (31,736)
   Withdrawals                                                     (1,135,620)   (1,858,380)   (1,030,997)   (1,914,249)
                                                                  -----------   -----------   -----------   -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                      (709,845)     (309,517)   (1,284,643)   (1,372,170)
                                                                  -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (496,289)    2,891,689       107,790       (97,503)
NET ASSETS:
   Beginning of year                                                5,504,422    18,732,657    11,651,802    19,155,621
                                                                  -----------   -----------   -----------   -----------
   End of year                                                    $ 5,008,133   $21,624,346   $11,759,592   $19,058,118
                                                                  ===========   ===========   ===========   ===========

                             See accompanying notes.

                                    VUL-2 - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                        Divisions
                                                                  ----------------------------------------------------
                                                                    MFS VIT                    MFS VIT
                                                                   Investors     MFS VIT        Total        MFS VIT
                                                                     Trust       Research       Return      Utilities
                                                                    Series        Series        Series        Series
                                                                   - Initial    - Initial     - Initial     - Initial
                                                                     Class        Class         Class         Class
                                                                  ----------   -----------   -----------   -----------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                   $    3,999   $    (5,012)  $   184,844   $    35,243
   Net realized gain (loss) on investments                            57,551      (269,407)      184,800       439,015
   Capital gain distributions from mutual funds                       43,444            --       249,987     1,257,034
   Net change in unrealized appreciation (depreciation) of
      investments                                                    364,249     1,331,309      (271,215)    2,555,698
                                                                  ----------   -----------   -----------   -----------
Increase (decrease) in net assets resulting from operations          469,243     1,056,890       348,416     4,286,990
                                                                  ----------   -----------   -----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                      539,207       990,774     1,160,897     1,544,803
   Net transfers from (to) other Divisions or fixed rate option      (32,121)      (70,071)      408,390       961,409
   Cost of insurance and other charges                              (396,645)     (717,915)     (814,907)   (1,031,449)
   Policy loans                                                      (63,809)     (105,200)     (131,725)     (185,522)
   Death benefits                                                     (5,640)      (33,909)      (23,369)      (74,040)
   Withdrawals                                                      (509,227)   (1,130,316)   (1,138,789)   (1,812,701)
                                                                  ----------   -----------   -----------   -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                     (468,235)   (1,066,637)     (539,503)     (597,500)
                                                                  ----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                1,008        (9,747)     (191,087)    3,689,490
NET ASSETS:
   Beginning of year                                               5,060,765     8,893,042     9,972,676    16,060,345
                                                                  ----------   -----------   -----------   -----------
   End of year                                                    $5,061,773   $ 8,883,295   $ 9,781,589   $19,749,835
                                                                  ==========   ===========   ===========   ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                   $  (12,386)  $   (20,743)  $   150,534   $   167,468
   Net realized gain (loss) on investments                            (6,229)     (411,218)      114,593        93,134
   Capital gain distributions from mutual funds                           --            --       297,910       509,016
   Net change in unrealized appreciation (depreciation) of
      investments                                                    577,637     1,233,957       450,180     2,902,684
                                                                  ----------   -----------   -----------   -----------
Increase (decrease) in net assets resulting from operations          559,022       801,996     1,013,217     3,672,302
                                                                  ----------   -----------   -----------   -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                      616,790     1,170,196     1,365,443     1,557,625
   Net transfers from (to) other Divisions or fixed rate option      (90,928)     (225,879)       58,568     1,339,895
   Cost of insurance and other charges                              (401,463)     (747,666)     (817,967)     (917,106)
   Policy loans                                                      (73,285)     (283,159)     (213,622)     (259,069)
   Death benefits                                                    (12,876)       (4,539)       (8,850)      (39,838)
   Withdrawals                                                      (343,997)     (715,052)     (886,828)   (1,109,509)
                                                                  ----------   -----------   -----------   -----------
Increase (decrease) in net assets resulting from principal
   transactions                                                     (305,759)     (806,099)     (503,256)      571,998
                                                                  ----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              253,263        (4,103)      509,961     4,244,300
NET ASSETS:
   Beginning of year                                               4,807,502     8,897,145     9,462,715    11,816,045
                                                                  ----------   -----------   -----------   -----------
   End of year                                                    $5,060,765   $ 8,893,042   $ 9,972,676   $16,060,345
                                                                  ==========   ===========   ===========   ===========

                             See accompanying notes.

                                    VUL-2 - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account VUL-2 (the "Separate Account") was established on September 30, 1991 to fund variable universal life insurance policies issued by The American Franklin Life Insurance Company ("AMFLIC"). On December 31, 2002, AMFLIC merged with and into its parent company, The Franklin Life Insurance Company ("Franklin"). This was followed by an immediate merger of Franklin with and into an affiliate, American General Life Insurance Company ("American General").

As a result of the merger, American General became the depositor of the Separate Account, and its assets are the property of American General. American General is now responsible for all policies funded through the Separate Account. The mergers did not affect the rights of the policy owners.

The following products are included in the Separate Account: EquiBuilder(TM) II and EquiBuilder(TM) III. EquiBuilder(TM) II and EquiBuilder(TM) III policies are no longer for sale.

American General is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

          Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
            Fidelity(R) VIP Asset Manager(SM) Portfolio - Initial Class Fidelity(R) VIP Asset Manager: Growth(R) Portfolio - Initial Class
             Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
             Fidelity(R) VIP Equity-Income Portfolio - Initial Class
                Fidelity(R) VIP Growth Portfolio - Initial Class
              Fidelity(R) VIP High Income Portfolio - Initial Class
               Fidelity(R) VIP Index 500 Portfolio - Initial Class
         Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
             Fidelity(R) VIP Money Market Portfolio - Initial Class
               Fidelity(R) VIP Overseas Portfolio - Initial Class

                MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT"):
                MFS(R) VIT Core Equity Series - Initial Class (1) MFS(R) VIT Emerging Growth Series - Initial Class
                MFS(R) VIT Investors Trust Series - Initial Class
                   MFS(R) VIT Research Series - Initial Class
                 MFS(R) VIT Total Return Series - Initial Class
                   MFS(R) VIT Utilities Series - Initial Class

(1) Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

In addition to the Divisions above, policy owners may allocate policy funds to a fixed account, which is part of American General's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from American General's other assets. The operations of the Separate Account are part of American General.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

                                    VUL-2 - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments, are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to American General from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - American General is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction varies and may be up to 3.5% of the premium. With respect to the EquiBuilder III, American General makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American General in a policy account established for each policy owner.

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by American General are assessed through the daily unit value calculation at an annual rate of 0.75% and paid to American General from the daily net asset value of the Divisions.

                                    VUL-2 - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy charges - Continued

Monthly administrative charge - American General makes a monthly charge against each policy account for the administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect). The administrative expenses are paid by redemption of units outstanding. Administrative expenses are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

Cost of insurance charge - American General makes a monthly charge against each policy for cost of insurance, based on the insured person's age, sex, risk class, amount of insurance and additional benefits, if any. Since determination of both the insurance rate and American General's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Face amount increase charge - American General charges for an increase in the face amount of insurance. The current charge is $1.50 for each $1,000 increase in the face amount of insurance up to a maximum charge of $300. The face amount increase charge is paid by redemption of units outstanding. The face amount increase charge is included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - American General may charge for a transfer between investment Divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year). Transfer requests are subject to American General's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - American General deducts monthly charges, if the policy owner selects additional benefit riders for certain policies. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - During the first ten years a policy is in effect, a surrender charge may be deducted from a policy account by American General if the policy is surrendered for its net cash surrender value, the face amount of the policy is reduced or the policy is permitted to lapse. The maximum surrender charge is equal to 50% of one "target" premium. This maximum will not vary with the amount of premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge will decrease by 20%. The current surrender charges for EquiBuilder II and EquiBuilder III policies will equal 30% and 25%, respectively, of premium payments made during the first policy year up to one "target" premium and 9% of any additional premiums paid during the first ten policy years. The surrender charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

Policy loan - A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to American General for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VUL-2 - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                Cost of    Proceeds from
Divisions                                                      Purchases       Sales
------------------------------------------------------------  -----------  -------------
Fidelity VIP Asset Manager Portfolio - Initial Class          $ 2,508,129   $ 3,709,537
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class      841,500     1,530,002
Fidelity VIP Contrafund Portfolio - Initial Class              19,224,510     7,330,497
Fidelity VIP Equity-Income Portfolio - Initial Class            7,781,638     8,797,748
Fidelity VIP Growth Portfolio - Initial Class                   2,385,450    12,057,499
Fidelity VIP High Income Portfolio - Initial Class                501,510       554,781
Fidelity VIP Index 500 Portfolio - Initial Class                3,125,943     7,791,938
Fidelity VIP Investment Grade Bond Portfolio - Initial Class      552,970       936,367
Fidelity VIP Money Market Portfolio - Initial Class             3,232,800     2,967,920
Fidelity VIP Overseas Portfolio - Initial Class                 2,948,348     2,071,050
MFS VIT Core Equity Series - Initial Class                        344,487     1,502,326
MFS VIT Emerging Growth Series - Initial Class                    366,338     2,589,698
MFS VIT Investors Trust Series - Initial Class                    333,550       754,342
MFS VIT Research Series - Initial Class                           250,681     1,322,330
MFS VIT Total Return Series - Initial Class                     1,141,350     1,246,022
MFS VIT Utilities Series - Initial Class                        2,418,430     1,723,655

                                   VUL-2 - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2007.

                                                                         Net Asset    Value of        Cost of
                                                                         Value Per     Shares         Shares
Divisions                                                      Shares      Share    at Fair Value      Held
------------------------------------------------------------  ---------  ---------  -------------  ------------
Fidelity VIP Asset Manager Portfolio - Initial Class          1,540,275   $ 16.57    $25,522,359   $23,626,565
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class    881,283     15.51     13,668,698    11,838,698
Fidelity VIP Contrafund Portfolio - Initial Class             2,663,142     27.90     74,301,653    67,471,380
Fidelity VIP Equity-Income Portfolio - Initial Class          2,949,981     23.91     70,534,042    69,625,913
Fidelity VIP Growth Portfolio - Initial Class                 2,119,576     45.12     95,635,278    84,510,071
Fidelity VIP High Income Portfolio - Initial Class              603,554      5.98      3,609,252     3,746,734
Fidelity VIP Index 500 Portfolio - Initial Class                373,535    164.02     61,267,283    51,660,707
Fidelity VIP Investment Grade Bond Portfolio - Initial Class    454,320     12.76      5,797,124     5,892,678
Fidelity VIP Money Market Portfolio - Initial Class           5,273,013      1.00      5,273,013     5,273,013
Fidelity VIP Overseas Portfolio - Initial Class                 944,401     25.32     23,912,244    17,785,223
MFS VIT Core Equity Series - Initial Class                      689,656     17.18     11,848,298     9,117,922
MFS VIT Emerging Growth Series - Initial Class                  826,274     25.01     20,665,107    15,295,670
MFS VIT Investors Trust Series - Initial Class                  215,211     23.52      5,061,774     3,824,931
MFS VIT Research Series - Initial Class                         438,032     20.28      8,883,295     6,543,640
MFS VIT Total Return Series - Initial Class                     451,180     21.68      9,781,588     8,713,274
MFS VIT Utilities Series - Initial Class                        572,791     34.48     19,749,835    11,647,490

                                   VUL-2 - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the years ended December 31, 2007 and 2006.

                                                              Accumulation  Accumulation
                                                                  Units         Units     Net Increase
Divisions                                                        Issued       Redeemed     (Decrease)
------------------------------------------------------------  ------------  ------------  ------------
2007
Fidelity VIP Asset Manager Portfolio - Initial Class              7,213       (18,033)      (10,820)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class      6,187       (11,116)       (4,929)
Fidelity VIP Contrafund Portfolio - Initial Class                13,732       (28,216)      (14,484)
Fidelity VIP Equity-Income Portfolio - Initial Class             11,054       (25,125)      (14,071)
Fidelity VIP Growth Portfolio - Initial Class                    20,625       (43,446)      (22,821)
Fidelity VIP High Income Portfolio - Initial Class                2,635        (4,409)       (1,774)
Fidelity VIP Index 500 Portfolio - Initial Class                 18,460       (35,859)      (17,399)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class      3,537        (6,098)       (2,561)
Fidelity VIP Money Market Portfolio - Initial Class               9,181        (8,925)          256
Fidelity VIP Overseas Portfolio - Initial Class                   7,626       (11,262)       (3,636)
MFS VIT Core Equity Series - Initial Class                       10,419       (18,454)       (8,035)
MFS VIT Emerging Growth Series - Initial Class                   19,291       (35,348)      (16,057)
MFS VIT Investors Trust Series - Initial Class                    4,286        (7,996)       (3,710)
MFS VIT Research Series - Initial Class                           7,637       (15,870)       (8,233)
MFS VIT Total Return Series - Initial Class                       8,369       (11,491)       (3,122)
MFS VIT Utilities Series - Initial Class                          8,960       (11,191)       (2,231)

2006
Fidelity VIP Asset Manager Portfolio - Initial Class              9,274       (20,559)      (11,285)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class      8,165       (13,881)       (5,716)
Fidelity VIP Contrafund Portfolio - Initial Class                17,780       (29,519)      (11,739)
Fidelity VIP Equity-Income Portfolio - Initial Class             14,445       (26,600)      (12,155)
Fidelity VIP Growth Portfolio - Initial Class                    27,588       (46,954)      (19,366)
Fidelity VIP High Income Portfolio - Initial Class                3,148        (5,710)       (2,562)
Fidelity VIP Index 500 Portfolio - Initial Class                 24,195       (38,856)      (14,661)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class      4,131        (6,670)       (2,539)
Fidelity VIP Money Market Portfolio - Initial Class               6,077       (10,502)       (4,425)
Fidelity VIP Overseas Portfolio - Initial Class                  10,458       (11,564)       (1,106)
MFS VIT Capital Opportunities Series - Initial Class             14,719       (25,768)      (11,049)
MFS VIT Emerging Growth Series - Initial Class                   26,649       (39,114)      (12,465)
MFS VIT Investors Trust Series - Initial Class                    5,658        (8,467)       (2,809)
MFS VIT Research Series - Initial Class                          10,476       (17,678)       (7,202)
MFS VIT Total Return Series - Initial Class                       8,873       (12,122)       (3,249)
MFS VIT Utilities Series - Initial Class                         13,799       (10,837)        2,962

                                   VUL-2 - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007, 2006, 2005, 2004, and 2003, are as follows:

                                                                                              Investment
                                                                         Unit                   Income      Expense     Total
Divisions                                                      Units    Value    Net Assets   Ratio (a)    Ratio (b)  Return (c)
------------------------------------------------------------  -------  -------  -----------  ------------  ---------  ----------
2007
Fidelity VIP Asset Manager Portfolio - Initial Class           78,442  $325.37  $25,522,359      6.04%        0.75%     14.64%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   54,473   250.93   13,668,698      4.20%        0.75%     18.07%
Fidelity VIP Contrafund Portfolio - Initial Class             164,665   451.23   74,301,652      0.93%        0.75%     16.71%
Fidelity VIP Equity-Income Portfolio - Initial Class          134,263   525.34   70,534,041      1.81%        0.75%      0.77%
Fidelity VIP Growth Portfolio - Initial Class                 196,531   486.62   95,635,278      0.83%        0.75%     26.01%
Fidelity VIP High Income Portfolio - Initial Class             19,537   184.74    3,609,252      8.09%        0.75%      2.01%
Fidelity VIP Index 500 Portfolio - Initial Class              164,933   371.47   61,267,283      3.64%        0.75%      4.65%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   24,356   238.01    5,797,124      4.32%        0.75%      3.56%
Fidelity VIP Money Market Portfolio - Initial Class            30,972   170.25    5,273,013      5.47%        0.75%      4.42%
Fidelity VIP Overseas Portfolio - Initial Class                68,736   347.89   23,912,244      3.36%        0.75%     16.43%
MFS VIT Core Equity Series - Initial Class *                   84,684   139.91   11,848,299      0.35%        0.75%     10.31%
MFS VIT Emerging Growth Series - Initial Class                147,162   140.42   20,665,107      0.00%        0.75%     20.26%
MFS VIT Investors Trust Series - Initial Class                 39,236   129.01    5,061,773      0.85%        0.75%      9.48%
MFS VIT Research Series - Initial Class                        65,980   134.64    8,883,295      0.71%        0.75%     12.35%
MFS VIT Total Return Series - Initial Class                    57,260   170.83    9,781,589      2.65%        0.75%      3.43%
MFS VIT Utilities Series - Initial Class                       69,229   285.28   19,749,835      0.97%        0.75%     26.94%

2006
Fidelity VIP Asset Manager Portfolio - Initial Class           89,262   283.83   25,334,952      2.74%        0.75%      6.52%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   59,402   212.52   12,623,953      2.03%        0.75%      6.19%
Fidelity VIP Contrafund Portfolio - Initial Class             179,149   386.63   69,263,854      1.28%        0.75%     10.88%
Fidelity VIP Equity-Income Portfolio - Initial Class          148,334   521.34   77,332,428      3.28%        0.75%     19.30%
Fidelity VIP Growth Portfolio - Initial Class                 219,352   386.17   84,707,209      0.39%        0.75%      6.05%
Fidelity VIP High Income Portfolio - Initial Class             21,311   181.09    3,859,259      7.58%        0.75%     10.41%
Fidelity VIP Index 500 Portfolio - Initial Class              182,332   354.97   64,722,641      1.69%        0.75%     14.87%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   26,917   229.83    6,186,282      4.03%        0.75%      3.57%
Fidelity VIP Money Market Portfolio - Initial Class            30,716   163.05    5,008,133      4.82%        0.75%      4.09%
Fidelity VIP Overseas Portfolio - Initial Class                72,372   298.79   21,624,346      0.84%        0.75%     17.20%
MFS VIT Capital Opportunities Series - Initial Class           92,719   126.83   11,759,592      0.44%        0.75%     12.95%
MFS VIT Emerging Growth Series - Initial Class                163,219   116.76   19,058,118      0.00%        0.75%      7.09%
MFS VIT Investors Trust Series - Initial Class                 42,946   117.84    5,060,765      0.49%        0.75%     12.15%
MFS VIT Research Series - Initial Class                        74,213   119.83    8,893,042      0.50%        0.75%      9.65%
MFS VIT Total Return Series - Initial Class                    60,382   165.16    9,972,676      2.29%        0.75%     11.06%
MFS VIT Utilities Series - Initial Class                       71,460   224.75   16,060,345      1.92%        0.75%     30.29%

2005
Fidelity VIP Asset Manager Portfolio - Initial Class          100,547   266.46   26,791,644      2.68%        0.75%      3.27%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   65,118   200.13   13,032,156      2.31%        0.75%      3.12%
Fidelity VIP Contrafund Portfolio - Initial Class             190,888   348.68   66,558,226      0.28%        0.75%     16.07%
Fidelity VIP Equity-Income Portfolio - Initial Class          160,489   437.01   70,134,844      1.59%        0.75%      5.08%
Fidelity VIP Growth Portfolio - Initial Class                 238,718   364.13   86,923,336      0.49%        0.75%      5.01%
Fidelity VIP High Income Portfolio - Initial Class             23,873   164.02    3,915,571     14.83%        0.75%      1.94%
Fidelity VIP Index 500 Portfolio - Initial Class              196,993   309.03   60,876,471      1.73%        0.75%      4.04%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   29,456   221.90    6,536,404      3.71%        0.75%      1.43%
Fidelity VIP Money Market Portfolio - Initial Class            35,141   156.64    5,504,422      3.01%        0.75%      2.27%
Fidelity VIP Overseas Portfolio - Initial Class                73,478   254.94   18,732,657      0.61%        0.75%     18.16%
MFS VIT Capital Opportunities Series - Initial Class          103,768   112.29   11,651,802      0.74%        0.75%      0.93%
MFS VIT Emerging Growth Series - Initial Class                175,684   109.03   19,155,621      0.00%        0.75%      8.38%

                                   VUL-2 - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2007, 2006, 2005, 2004, and 2003, are as follows:

                                                                                              Investment
                                                                         Unit                Income Ratio   Expense      Total
Divisions                                                      Units    Value    Net Assets       (a)      Ratio (b)  Return (c)
------------------------------------------------------------  -------  -------  -----------  ------------  ---------  ----------
2005 - Continued
MFS VIT Investors Trust Series - Initial Class                 45,755  $105.07  $ 4,807,502      0.54%        0.75%      6.51%
MFS VIT Research Series - Initial Class                        81,415   109.28    8,897,145      0.46%        0.75%      7.00%
MFS VIT Total Return Series - Initial Class                    63,631   148.71    9,462,715      1.99%        0.75%      2.05%
MFS VIT Utilities Series - Initial Class                       68,498   172.50   11,816,045      0.58%        0.75%     15.97%

2004
Fidelity VIP Asset Manager Portfolio - Initial Class          109,540   258.02   28,264,039      2.69%        0.75%      4.68%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   67,668   194.08   13,133,272      2.22%        0.75%      5.19%
Fidelity VIP Contrafund Portfolio - Initial Class             198,402   300.41   59,602,590      0.32%        0.75%     14.61%
Fidelity VIP Equity-Income Portfolio - Initial Class          168,594   415.89   70,116,968      1.49%        0.75%     10.70%
Fidelity VIP Growth Portfolio - Initial Class                 252,110   346.75   87,419,864      0.26%        0.75%      2.61%
Fidelity VIP High Income Portfolio - Initial Class             23,426   160.90    3,769,266      8.12%        0.75%      8.77%
Fidelity VIP Index 500 Portfolio - Initial Class              204,834   297.02   60,840,043      1.24%        0.75%      9.79%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   31,674   218.77    6,929,382      4.17%        0.75%      3.67%
Fidelity VIP Money Market Portfolio - Initial Class            40,644   153.17    6,225,416      1.17%        0.75%      0.45%
Fidelity VIP Overseas Portfolio - Initial Class                75,493   215.76   16,288,450      1.09%        0.75%     12.79%
MFS VIT Capital Opportunities Series - Initial Class          110,233   111.26   12,263,971      0.34%        0.75%     11.62%
MFS VIT Emerging Growth Series - Initial Class                183,503   100.61   18,461,790      0.00%        0.75%     12.12%
MFS VIT Investors Trust Series - Initial Class                 45,543    98.65    4,492,624      0.60%        0.75%     10.52%
MFS VIT Research Series - Initial Class                        84,348   102.14    8,614,964      1.02%        0.75%     14.98%
MFS VIT Total Return Series - Initial Class                    58,205   145.72    8,481,523      1.59%        0.75%     10.49%
MFS VIT Utilities Series - Initial Class                       63,615   148.75    9,462,711      1.38%        0.75%     29.23%

2003
Fidelity VIP Asset Manager Portfolio - Initial Class          118,066   246.49   29,101,667      3.59%        0.75%     17.09%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   67,958   184.51   12,538,619      2.76%        0.75%     22.42%
Fidelity VIP Contrafund Portfolio - Initial Class             199,959   262.11   52,410,762      0.44%        0.75%     27.50%
Fidelity VIP Equity-Income Portfolio - Initial Class          173,400   375.71   65,147,341      1.70%        0.75%     29.35%
Fidelity VIP Growth Portfolio - Initial Class                 261,757   337.95   88,459,861      0.26%        0.75%     31.86%
Fidelity VIP High Income Portfolio - Initial Class             24,742   147.92    3,660,012      7.01%        0.75%     26.31%
Fidelity VIP Index 500 Portfolio - Initial Class              204,023   270.54   55,196,501      1.40%        0.75%     27.44%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   34,913   211.02    7,367,321      4.06%        0.75%      4.42%
Fidelity VIP Money Market Portfolio - Initial Class            44,138   152.48    6,729,955      1.03%        0.75%      0.24%
Fidelity VIP Overseas Portfolio - Initial Class                77,746   191.30   14,872,933      0.75%        0.75%     42.29%
MFS VIT Capital Opportunities Series - Initial Class          107,920    99.67   10,756,381      0.22%        0.75%     26.44%
MFS VIT Emerging Growth Series - Initial Class                184,518    89.74   16,557,818      0.00%        0.75%     29.25%
MFS VIT Investors Trust Series - Initial Class                 45,418    89.25    4,053,709      0.65%        0.75%     21.24%
MFS VIT Research Series - Initial Class                        83,572    88.83    7,423,318      0.64%        0.75%     23.76%
MFS VIT Total Return Series - Initial Class                    53,227   131.89    7,019,803      1.70%        0.75%     15.46%
MFS VIT Utilities Series - Initial Class                       61,617   115.11    7,092,560      2.22%        0.75%     34.88%

                                   VUL-2 - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.

*    Fund name changes

     2007

     . Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

                                   VUL-2 - 16

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of shareholder's equity, of comprehensive
(loss) income and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 29, 2008

                    American General Life Insurance Company

                          Consolidated Balance Sheet

                                                                        December 31,
                                                                  -------------------------
                                                                      2007         2006
                                                                  ------------ ------------
                                                                       (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value
     (cost: 2007 -$48,237,992; 2006 - $49,672,653)                $ 48,613,346 $ 50,811,516
   Hybrid securities, at fair value
     (cost: 2007 -$119,906; 2006 - $159,623)                           125,799      154,304
   Fixed maturity securities, trading, at fair value
     (cost: 2007 -$115,653; 2006 - $150,863)                           114,578      147,820
   Equity securities, available for sale, at fair value
     (cost: 2007 -$109,358; 2006 - $42,908)                            152,825       83,314
   Equity securities, trading, at fair value
     (cost: 2007 -$1,000; 2006 - $1,000)                                 1,000        1,000
   Mortgage loans on real estate,
     (net of allowance: 2007 - $0; 2006 - $4,206)                    6,383,814    4,918,215
   Policy loans                                                      1,846,859    1,820,277
   Investment real estate                                               40,503       34,086
   Partnerships and other invested assets                            3,948,654    2,594,772
   Aircraft (net of accumulated depreciation:
       2007 - $231,621; 2006 - $173,220)                               841,081      887,818
   Securities lending collateral                                    19,010,383   17,344,914
   Short-term investments                                              475,541       42,485
   Derivative assets, at fair value                                     39,999       32,386
                                                                  ------------ ------------
Total investments                                                   81,594,382   78,872,907
Cash and cash equivalents                                              460,939      247,344
Restricted cash                                                         20,025       18,433
Investment in AIG
  (cost - $8,597 in 2007 and 2006)                                      47,232       58,056
Notes receivable from affiliates                                       827,395      748,239
Accrued investment income                                              736,271      745,413
Reinsurance receivables                                              1,128,526    1,049,662
Accounts receivable                                                    126,452      111,998
Deferred policy acquisition costs and cost of insurance purchased    5,809,879    5,228,469
Deferred sales inducements                                             127,115       82,128
Other assets                                                           442,300      299,447
Assets held in separate accounts                                    32,314,673   30,272,167
                                                                  ------------ ------------
Total assets                                                      $123,635,189 $117,734,263
                                                                  ============ ============

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                                                                                            December 31,
                                                                                     --------------------------
                                                                                         2007          2006
                                                                                     ------------  ------------
                                                                                           (In Thousands)
Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits                                                            $ 12,885,637  $ 11,630,686
   Policyholder contract deposits                                                      43,034,351    42,641,713
   Other policy claims and benefits payable                                               384,115       269,560
   Other policyholders' funds                                                           1,868,306     1,546,548
   Income taxes payable                                                                   727,779     1,333,177
   Notes payable
       To affiliates, net                                                                 213,706       213,275
       To third parties, net                                                               87,187        97,914
   Securities lending payable                                                          20,607,521    17,344,914
   Other liabilities                                                                    1,178,409     1,153,358
   Derivative liabilities                                                                 157,826       114,414
   Liabilities related to separate accounts                                            32,314,673    30,272,167
                                                                                     ------------  ------------
Total liabilities                                                                     113,459,510   106,617,726
Minority interest                                                                         121,779       110,227
Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and
     outstanding                                                                              850           850
   Common stock, $10 par value, 600,000 shares authorized, issued and
     outstanding                                                                            6,000         6,000
   Additional paid-in capital                                                           3,684,416     3,664,906
   Accumulated other comprehensive (loss) income                                         (436,740)      699,465
   Retained earnings                                                                    6,799,374     6,635,089
                                                                                     ------------  ------------
Total shareholder's equity                                                             10,053,900    11,006,310
                                                                                     ------------  ------------
Total liabilities, minority interest and shareholder's equity                        $123,635,189  $117,734,263
                                                                                     ============  ============

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                       Consolidated Statement of Income

                                                                    Years ended December 31,
                                                               ----------------------------------
                                                                  2007        2006        2005
                                                               ----------  ----------  ----------
                                                                         (In Thousands)
Revenues:
   Premiums and other considerations                           $2,048,661  $2,011,958  $1,973,340
   Net investment income                                        4,153,034   3,955,439   3,621,306
   Net realized investment losses                                (805,666)   (289,654)    (52,851)
   Insurance charges                                              689,004     789,722     742,445
   Other                                                          618,578     363,235     418,866
                                                               ----------  ----------  ----------
Total revenues                                                  6,703,611   6,830,700   6,703,106
Benefits and expenses:
   Policyholders' benefits                                      2,765,143   2,785,681   2,418,067
   Interest credited on policyholder contract deposits          1,773,964   1,540,987   1,527,010
   Insurance acquisition and other operating expenses           1,150,134   1,034,346   1,149,897
                                                               ----------  ----------  ----------
Total benefits and expenses                                     5,689,241   5,361,014   5,094,974
Income before income tax expense and minority interest expense  1,014,370   1,469,686   1,608,132
Income tax expense:
   Current                                                        123,990     387,854     243,542
   Deferred                                                       117,042       4,451     137,039
                                                               ----------  ----------  ----------
Total income tax expense                                          241,032     392,305     380,581
                                                               ----------  ----------  ----------
Income before minority interest expense                           773,338   1,077,381   1,227,551
Minority interest expense                                          (8,536)     (4,487)     (3,591)
                                                               ----------  ----------  ----------
Net income                                                     $  764,802  $1,072,894  $1,223,960
                                                               ==========  ==========  ==========

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                Consolidated Statement of Shareholder's Equity

                                                                                  Years ended December 31,
                                                                           -------------------------------------
                                                                               2007         2006         2005
                                                                           -----------  -----------  -----------
                                                                                       (In Thousands)
Preferred stock:
   Balance at beginning and end of year                                    $       850  $       850  $       850
Common stock:
   Balance at beginning and end of year                                          6,000        6,000        6,000
Additional paid-in capital:
   Balance at beginning of year                                              3,664,906    3,627,638    3,619,068
       Capital contributions from Parent Company                                19,510       37,268        8,570
                                                                           -----------  -----------  -----------
   Balance at end of year                                                    3,684,416    3,664,906    3,627,638
                                                                           -----------  -----------  -----------
Accumulated other comprehensive (loss) income:
   Balance at beginning of year                                                699,465      909,440    1,443,524
       Other comprehensive loss                                             (1,136,205)    (209,975)    (534,084)
                                                                           -----------  -----------  -----------
   Balance at end of year                                                     (436,740)     699,465      909,440
                                                                           -----------  -----------  -----------
Retained earnings:
   Balance at beginning of year                                              6,635,089    5,765,544    4,982,264
       Net income                                                              764,802    1,072,894    1,223,960
       Dividends                                                              (550,680)    (208,213)    (440,680)
       Cumulative effect of accounting change, net of tax (Note 2.12)          (49,837)       4,864           --
                                                                           -----------  -----------  -----------
   Balance at end of year                                                    6,799,374    6,635,089    5,765,544
                                                                           -----------  -----------  -----------
Total shareholder's equity                                                 $10,053,900  $11,006,310  $10,309,472
                                                                           ===========  ===========  ===========

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

             Consolidated Statement of Comprehensive (Loss) Income

                                                              Years ended December 31,
                                                        ------------------------------------
                                                            2007        2006         2005
                                                        -----------  ----------  -----------
                                                                   (In Thousands)
Net income                                              $   764,802  $1,072,894  $ 1,223,960
Other comprehensive (loss) income:
   Net unrealized losses on invested assets arising
     during the current period                           (2,780,698)   (727,274)  (1,219,750)
   Deferred income tax benefit on above changes             982,291     262,804      434,211
   Reclassification adjustment for net realized losses
     included in net income                                 825,120     233,792      107,754
   Deferred income tax expense on above changes            (292,650)    (86,655)     (38,195)
   Adjustment to deferred acquisition costs and
     deferred sales inducements                             200,145     167,126      282,895
   Deferred income tax expense on above changes             (70,413)    (59,768)    (100,999)
                                                        -----------  ----------  -----------
   Other comprehensive loss                              (1,136,205)   (209,975)    (534,084)
                                                        -----------  ----------  -----------
Comprehensive (loss) income                             $  (371,403) $  862,919  $   689,876
                                                        ===========  ==========  ===========

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                     Consolidated Statement of Cash Flows

                                                                                            Years ended December 31,
                                                                                    ----------------------------------------
                                                                                        2007          2006          2005
                                                                                    ------------  ------------  ------------
                                                                                                 (In Thousands)
Operating activities
Net Income                                                                          $    764,802  $  1,072,894  $  1,223,960
Interest credited on policyholder contract deposits                                    1,773,964     1,540,987     1,527,010
Fees charged for policyholder contract deposits                                         (882,525)     (633,006)     (586,665)
Increase in reserves due to system migration                                               1,000       154,500            --
Amortization of deferred policy acquisition costs and cost of insurance purchased        382,912       263,405       396,393
Amortization of deferred sales inducements                                                 7,664         4,513         3,016
Net realized investment losses                                                           805,666       289,654        52,851
Equity in income of partnerships and other invested assets                               (87,816)     (124,707)        6,042
Depreciation and amortization                                                             39,238        45,739        47,684
Flight equipment depreciation                                                             58,555        55,158        52,679
Amortization (accretion) of net premium/discount on investments                         (147,084)     (110,268)     (131,986)
Provision for deferred income taxes                                                       71,858        18,862       132,075
Change in:
   Trading securities, at fair value                                                      21,601        16,576      (133,000)
   Hybrid securities, at fair value                                                          662        34,038            --
   Accrued investment income                                                               9,143       (22,156)      (16,022)
   Deferral of deferred policy acquisition costs, cost of insurance purchased, and
     sales inducements                                                                  (816,828)     (962,741)     (850,609)
   Future policy benefits                                                              1,237,441     1,284,909     1,160,850
   Other policyholders' funds                                                           (590,994)      (13,608)      (39,137)
   Income taxes currently receivable/payable                                             (37,640)       38,828       112,412
   Accounts and notes receivable                                                         (81,695)        4,011       (28,869)
   Indebtedness to/from affiliate                                                        (45,736)       28,451        71,907
   Other assets                                                                          (51,957)      (21,782)       (6,891)
   Other liabilities                                                                     233,578       (14,164)       12,410
Other, net                                                                                29,122       (13,074)      (14,970)
                                                                                    ------------  ------------  ------------
       Net cash provided by operating activities                                       2,694,931     2,937,019     2,991,140
Purchase of:
   Fixed maturity and equity securities                                              (13,525,501)  (15,275,152)  (29,515,824)
   Mortgage loans on real estate                                                      (2,134,071)   (1,668,919)     (777,498)
   Flight equipment                                                                      (12,238)       (6,252)       (4,792)
   Other investments, excluding short-term investments                                (4,346,622)   (3,161,742)   (2,183,746)
Sales of:
   Fixed maturity and equity securities                                               11,127,729    10,960,656    24,400,134
   Other investments, excluding short-term investments                                 3,123,450     2,347,450     1,641,305
Redemptions and maturities of:
   Fixed maturity and equity securities                                                3,266,127     3,096,616     2,892,220
   Mortgage loans on real estate                                                         721,098       446,777       409,130
   Other investments, excluding short-term investments                                        --        22,395            --
Sales and purchases of property, equipment and software, net                             (70,656)       (8,036)      (10,035)
Change in short-term investments                                                        (433,056)       41,735       (20,889)
Change in securities lending collateral                                               (3,168,710)   (1,443,757)   (2,887,152)
                                                                                    ------------  ------------  ------------
       Net cash used in investing activities                                          (5,452,450)   (4,648,229)   (6,057,147)

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                     Consolidated Statement of Cash Flows

                                                             Years ended December 31,
                                                      -------------------------------------
                                                          2007         2006         2005
                                                      -----------  -----------  -----------
                                                                  (In Thousands)
Policyholder account deposits                           4,228,729    5,052,464    4,920,881
Net exchanges to/from variable accounts                   (90,000)     218,000      251,000
Policyholder account withdrawals                       (3,726,177)  (4,520,311)  (4,380,366)
Claims and annuity payments                              (136,267)    (180,916)    (142,868)
Repayment of indebtedness to affiliates                   (67,391)     (72,906)     (67,736)
Change in restricted cash                                  (1,592)        (728)         942
Security deposits on flight equipment                       8,349          728         (942)
Change in securities lending payable                    3,262,607    1,443,757    2,887,153
Contribution of minority interest holders                   8,536        4,487        3,591
Cash capital contribution from Parent Company              35,000           --           --
Dividend paid to Parent Company                          (550,680)    (208,213)    (440,680)
                                                      -----------  -----------  -----------
       Net cash provided by financing activities        2,971,114    1,736,362    3,030,975
Increase (decrease) in cash and cash equivalents          213,595       25,152      (35,032)
Cash and cash equivalents at beginning of period          247,344      222,192      257,224
                                                      -----------  -----------  -----------
Cash and cash equivalents at end of period            $   460,939  $   247,344  $   222,192
                                                      ===========  ===========  ===========

SUPPLEMENTAL CASH FLOW INFORMATION                                                       --
   Income taxes paid                                  $        --  $        --  $   121,904

   Interest paid                                      $    37,352  $    42,283  $    44,952

         See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                  Notes to Consolidated Financial Statements

                               December 31, 2007

1. Nature of Operations

American General Life Insurance Company, including its wholly owned subsidiaries ("AGL" or the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Company, through its subsidiaries American General Life Companies ("AGLC") and American General Enterprise Services ("AGES"), and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies. The financial results of The Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary of the Company, are also included in these consolidated financial statements. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

On February 28, 2007, the Company acquired Matrix Direct, Inc. ("Matrix Direct"), a direct marketer of life insurance, from Protective Life Corporation. The transaction was accounted for as a purchase. The acquisition cost, less than 0.2% of the Company's equity, was not material.

2. Accounting Policies

2.1 Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity (see below) in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ, possibly materially, from those estimates.

The Company considers its most critical accounting estimates to be those with respect to future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments and securities lending collateral. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts.

                    American General Life Insurance Company

2.1 Preparation of Financial Statements (continued)

During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company.

Consolidation of Variable Interest Entity

On January 14, 2004, the Company purchased 43% of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware special-purpose statutory trust established on November 21, 2003 (see Note 9). The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling commercial jet aircraft. The accounts of Castle 1 Trust have been included in these consolidated financial statements.

The impact of the consolidation of Castle 1 Trust on consolidated total assets and total liabilities as of December 31, 2007, 2006 and 2005, and on consolidated net income for the years then ended, was as follows (in thousands):

                                                     Eliminations/
                                                       Minority
                         The Company  Castle 1 Trust   Interest    Consolidated
                         ------------ -------------- ------------- ------------
December 31, 2007
   Total assets          $122,665,818   $  969,371     $     --    $123,635,189
   Total liabilities      112,722,410      615,321      121,779     113,459,510
   Net income                 748,559       24,779       (8,536)        764,802

December 31, 2006
   Total assets          $116,721,076   $1,013,187     $     --    $117,734,263
   Total liabilities      105,814,654      692,845      110,227     106,617,726
   Net income               1,064,357       13,024       (4,487)      1,072,894

December 31, 2005
   Total assets          $108,513,810   $1,058,451     $     --    $109,572,261
   Total liabilities       98,299,797      751,512      105,740      99,157,049
   Net income               1,217,128       10,423       (3,591)      1,223,960

2.2 Statutory Accounting

The Company and its wholly owned life insurance subsidiary are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiary did not have a material effect on statutory capital and surplus at December 31, 2007.

                    American General Life Insurance Company

2.2 Statutory Accounting (continued)

Statutory net income, capital and surplus of American General Life Insurance Company at December 31 was as follows (in thousands):

                                       2007       2006       2005
                                    ---------- ---------- ----------
Statutory net income                $  862,283 $  506,996 $  637,973
Statutory capital and surplus       $5,694,834 $5,447,528 $5,010,153

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost.

In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Cash and Short-Term Investments

Cash includes cash and cash equivalents with original maturities of three months or less. Short-term investments primarily include interest bearing cash accounts, commercial paper and money market investments, with maturities of between three months and one year.

Restricted Cash

Castle 1 Trust maintains restricted cash which primarily represents security deposits from lessees that are required to be segregated from other funds.

                    American General Life Insurance Company

2.4 Investments (continued)

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of other comprehensive income or loss within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value, as it is the Company's intention to sell these securities in the near future. Realized and unrealized gains and losses are reflected in income currently within net realized investment gains and losses on the consolidated statement of income.

The Company regularly evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary impairment ("OTTI") in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

In general, a security is considered a candidate for impairment if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

    . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims.

    . The probability of non-realization of a full recovery on its investment regardless of the occurrence of one of the foregoing events.

The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

At each balance sheet date, the Company evaluates its securities holdings in an unrealized loss position. Where the Company does not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, the Company records the unrealized loss in income. If events or circumstances change, such as unexpected changes in the creditworthiness of the obligor, unanticipated changes in interest rates, tax laws, statutory capital positions and liquidity events, among others, the Company revisits its intent. Further, if a loss is recognized from a sale subsequent to a balance sheet date pursuant to these unexpected changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

                    American General Life Insurance Company

2.4 Investments (continued)

In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not credit or foreign exchange related, the Company generally accretes the discount or amortizes the premium resulting from the reduction in cost over the remaining life of the security.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of any allowance for losses. The allowance for losses covers estimated losses based on the assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

Interest on performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Interest on non-performing mortgage loans is recorded as income when received.

Policy Loans

Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships and Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income.

Other invested assets also include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2007 and 2006, the Company's investments in partially owned companies included its 38.7% interest in the non-voting preferred equity of Castle 2003-2 Trust ("Castle 2 Trust"; see Note 9).

Aircraft owned by Castle 1 Trust are recorded at cost and depreciated on a straight-line basis, generally over estimated useful lives of 25 years from the date of manufacture to a residual value that is 15% of cost. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments.

                    American General Life Insurance Company

2.4 Investments (continued)

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is obtained at a minimum of 102 percent of the value of the loaned securities. The collateral is held in a separate custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company.

The collateral is reinvested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities. Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income, net of deferred taxes, in shareholders' equity. Securities lending collateral investments are subject to review for OTTI using the same policy applied to other invested assets. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income. The Company's allocated portion of any realized investment gains or losses on the collateral investments are recorded in the consolidated statement of income.

The fair values of securities subject to securities lending agreements were $20,202.8 million and $16,940.1 million as of December 31, 2007 and 2006, respectively, and are included in fixed maturity securities available for sale in the consolidated balance sheet at the respective balance sheet dates.

Dollar Roll Agreements

Throughout the year, the Company may enter into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the consolidated balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the consolidated balance sheet in other liabilities. At
December 31, 2007 and 2006, the Company had no dollar roll agreements outstanding.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed annuity and universal life products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50 and the Hang Seng Index to offset the increase in its liabilities resulting from the equity-indexed features of these annuity products.

                    American General Life Insurance Company

2.4 Investments (continued)

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting (see Note 11). The Company carries all derivatives at fair value in the consolidated balance sheet. Changes in the fair value of derivatives are reported as part of realized investment gains and losses in the consolidated statement of income.

2.5 Separate Accounts

Separate account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in insurance charges in the consolidated statement of income.

2.6 Deferred Policy Acquisition Costs ("DAC"), Cost of Insurance Purchased ("CIP") and Deferred Sales Inducements

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DAC. The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of Franklin Life Insurance Company, is reported as CIP.

DAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DAC or CIP amortization. DAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DAC at rates used to compute policyholder reserves, and on the unamortized balance of CIP at rates of 3.00 percent to 8.25 percent.

With respect to the Company's variable annuity contracts, the assumption for the long-term annual growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable.

The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies. With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 9 percent, but no reversion to the mean adjustment is applied.

                    American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DAC"), cost of Insurance Purchased ("CIP") and Deferred Sales Inducements (continued)

DAC and CIP related to interest-sensitive products are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amounts of DAC and CIP at least annually. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheet. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

2.7 Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the consolidated statement of income.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.8 Premium Recognition

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in other revenue in the consolidated statement of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

                    American General Life Insurance Company

2.9 Reinsurance

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Total reinsurance recoverables on ceded reinsurance contracts are included in accounts receivable. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

2.10 Participating Policy Contracts

Participating life insurance accounted for approximately 1.3 percent of life insurance in force at December 31, 2007.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $49.8 million, $49.4 million and $56.4 million in 2007, 2006 and 2005, respectively, and were included as part of policyholders' benefits in the consolidated statement of income.

2.11 Income Taxes

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgement about the realizability of the related deferred tax asset is included in income.

                    American General Life Insurance Company

2.12 Recently Issued Accounting Standards

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standard No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

In February 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of Statement No. 133 and 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The effect of this adoption resulted in a $4.9 million aftertax ($7.5 million pretax) increase to retained earnings as of January 1, 2006.

In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption. See Note 8 for additional FIN 48 disclosures.

In July 2006, the FASB issued FASB Staff Position No. 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. The Company adopted
FSP 13-2 on January 1, 2007. Upon adoption, the Company recorded a $49.8 million decrease to the opening balance of retained earnings, net of tax, to reflect the cumulative effect of this change in accounting.

                    American General Life Insurance Company

Future Application of Accounting Standards

The Company adopted Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("FAS 157") on January 1, 2008, its required effective date. FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The implementation of FAS 157 did not have a material effect on the Company's consolidated financial condition or consolidated results of operations.

In February 2007, the FASB issued Statement of Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's consolidated financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value

In June 2007, the AICPA issued SOP No. 07-1, "Clarification of the Scope of the Audit and Accounting Guide 'Audits of Investment Companies' and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" ("SOP 07-1"). SOP 07-1 amends the guidance for whether an entity may apply the Audit and Accounting Guide, "Audits of Investment Companies" (the Guide) to Separate Accounts. In February 2008, the FASB issued an FSP indefinitely deferring the effective date of SOP 07-1.

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141R"). FAS 141R changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. FAS 141R is required to be adopted for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company). Early adoption is prohibited. The Company is currently evaluating the effect FAS 141R will have on its consolidated financial condition or consolidated results of operations.

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No.51" ("FAS160"). FAS160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity. FAS160, also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statement of income. The noncontrolling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the consolidated statement of income.

                    American General Life Insurance Company

Future Application of Accounting Standards (continued)

FAS 160 is required to be adopted in the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company) and earlier application is prohibited. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and consolidated net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company is currently evaluating the effect FAS 160 will have on its consolidated financial condition or consolidated results of operations.

In March 2008, the FASB issued Statement of Financial Accounting Standard
No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 changes the disclosure requirements for derivative instruments and hedging activities. The new standard is effective for fiscal periods beginning after November 15, 2008.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31 (in thousands):

                                            2007        2006        2005
                                         ----------  ----------  ----------
Investment income:
   Fixed maturities                      $3,404,775  $3,393,034  $3,265,962
   Equity securities                          9,935       2,852       3,435
   Mortgage loans on real estate            389,556     287,872     273,270
   Investment real estate                    11,922      10,475       9,903
   Policy loans                             105,452     103,191     100,787
   Partnerships and other invested
     assets                                 239,441     158,014      19,816
   Short-term investments                    31,511      35,420      28,263
                                         ----------  ----------  ----------
Gross investment income                   4,192,592   3,990,858   3,701,436
Investment expenses                         (39,558)    (35,419)    (80,130)
                                         ----------  ----------  ----------
Net investment income                    $4,153,034  $3,955,439  $3,621,306
                                         ==========  ==========  ==========

The carrying value of investments that produced no investment income during 2007 was less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    American General Life Insurance Company

3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31 (in thousands):

                                          2007       2006       2005
                                       ---------  ---------  ---------
Fixed maturities:
   Gross gains                         $ 125,453  $ 125,224  $ 204,217
   Gross losses                         (185,720)  (128,904)  (208,430)
                                       ---------  ---------  ---------
Total fixed maturities                   (60,267)    (3,680)    (4,213)
Equity securities:
   Gross gains                            11,549     17,272     32,750
   Gross losses                               --         (5)        --
Partnerships:
   Gross gains                             6,000      5,000      2,000
   Gross losses                               --    (14,000)    (2,000)
Derivatives:
   Gross gains                             4,672      2,000      5,162
   Gross losses                          (69,041)   (46,720)        --
Securities lending:
   Gross gains                                --         --         --
   Gross losses                         (194,892)        --         --
Other:
   Gross gains                            18,946     11,752     39,909
   Gross losses                           (1,835)   (39,011)    (4,859)
Other than temporary impairments        (520,798)  (222,262)  (121,600)
                                       ---------  ---------  ---------
Net realized investment gains (losses)  (805,666)  (289,654)   (52,851)
                                       =========  =========  =========

During 2007, 2006 and 2005, the Company's realized losses included write-downs of $520.8 million, $222.3 million and $121.6 million, respectively, for certain available-for-sale fixed maturity investments that experienced declines deemed other than temporary. The determination that a security has incurred an other-than-temporary decline in value and the amount of loss recognition requires the judgment of the Company's management and a continual review of its investments, as discussed in Note 2.

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale and securities lending collateral are reported at fair value. Cost or amortized cost and estimated fair value at December 31, 2007 and 2006 were as follows (in thousands):

                                      Cost or     Gross       Gross
                                     Amortized  Unrealized  Unrealized  Estimated
December 31, 2007                      Cost       Gains       Losses    Fair Value
-----------------                   ----------- ---------- -----------  -----------
Fixed maturities
   U.S. government obligations      $   156,774 $   37,104 $      (299) $   193,579
   Foreign government                   727,251     68,306      (8,811)     786,746
   Corporate securities              30,868,456  1,201,115    (590,037)  31,479,534
   Mortgage backed securities        13,403,286    187,056    (500,890)  13,089,452
   Other debt securities              3,010,063     91,388    (106,913)   2,994,538
   Redeemable preferred stock            72,162      1,035      (3,700)      69,497
                                    ----------- ---------- -----------  -----------
Total fixed maturities               48,237,992  1,586,004  (1,210,650)  48,613,346
                                    ----------- ---------- -----------  -----------
Equity securities                       109,358     43,479         (12)     152,825
Securities lending collateral        20,357,623        619  (1,347,859)  19,010,383
Investment in AIG                         8,597     38,635          --       47,232
                                    ----------- ---------- -----------  -----------
Total                               $68,713,570 $1,668,737 $(2,558,521) $67,823,786
                                    =========== ========== ===========  ===========

                                      Cost or     Gross       Gross
                                     Amortized  Unrealized  Unrealized  Estimated
December 31, 2006                      Cost       Gains       Losses    Fair Value
-----------------                   ----------- ---------- -----------  -----------
Fixed maturities
   U.S. government obligations      $   175,439 $   29,639 $      (856) $   204,222
   Foreign government                   709,116     87,008      (6,225)     789,899
   Corporate securities              32,331,649  1,287,187    (326,938)  33,291,898
   Mortgage backed securities        12,799,496    158,103    (136,714)  12,820,885
   Other debt securities              3,581,680     93,380     (42,851)   3,632,209
   Redeemable preferred stock            75,273      2,211      (5,081)      72,403
                                    ----------- ---------- -----------  -----------
Total fixed maturities               49,672,653  1,657,528    (518,665)  50,811,516
                                    ----------- ---------- -----------  -----------
Equity securities                        42,908     41,454      (1,048)      83,314
Securities lending collateral        17,344,914         --          --   17,344,914
Investment in AIG                         8,597     49,459          --       58,056
                                    ----------- ---------- -----------  -----------
Total                               $67,069,072 $1,748,441 $  (519,713) $68,297,800
                                    =========== ========== ===========  ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on investments included in accumulated other comprehensive income in shareholder's equity at December 31, 2007 were as follows (in thousands):

                                                  2007        2006        2005
Fixed maturity and equity securities          -----------  ----------  ----------
 Available for sale:
   Gross unrealized gains                     $ 1,668,737  $1,748,441  $2,122,498
   Gross unrealized losses                     (2,562,521)   (519,713)   (398,799)
Net unrealized gains on other invested assets     243,402      76,468      74,979
DAC, CIP and sales inducements                    (24,680)   (224,825)   (391,951)
Deferred federal income taxes                     238,322    (380,906)   (497,287)
                                              -----------  ----------  ----------
Net unrealized gains (losses) on investments  $  (436,740) $  699,465  $  909,440
                                              ===========  ==========  ==========

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007 and 2006 (in thousands):

                                      Less than 12 Months      12 Months or More             Total
                                    Estimated    Unrealized  Estimated   Unrealized Estimated    Unrealized
December 31, 2007                   Fair Value     Losses    Fair Value    Losses   Fair Value     Losses
-----------------                   ----------- -----------  ----------- ---------- ----------- -----------
Fixed maturities
   U.S. government obligations      $        -- $        --  $     2,628 $    (299) $     2,628 $      (299)
   Foreign government                   137,891      (6,540)      26,219    (2,271)     164,110      (8,811)
   Corporate securities               8,570,804    (304,278)   4,412,699  (285,759)  12,983,503    (590,037)
   Mortgage backed securities         2,964,644    (276,078)   3,520,414  (224,812)   6,485,058    (500,890)
   Other debt securities                807,000     (56,000)     705,738   (50,913)   1,512,738    (106,913)
   Redeemable preferred stock            16,813      (1,344)      21,473    (2,356)      38,286      (3,700)
                                    ----------- -----------  ----------- ---------  ----------- -----------
Total fixed maturities               12,497,152    (644,240)   8,689,171  (566,410)  21,186,323  (1,210,650)
                                    ----------- -----------  ----------- ---------  ----------- -----------
Equity securities                         1,850         (12)          --        --        1,850         (12)
Securities lending collateral        15,387,728  (1,224,546)   1,157,228  (123,313)  16,544,956  (1,347,859)
                                    ----------- -----------  ----------- ---------  ----------- -----------
Total                               $27,886,730 $(1,868,798) $ 9,846,399 $(689,723) $37,733,129 $(2,558,521)
                                    =========== ===========  =========== =========  =========== ===========

                                      Less than 12 Months      12 Months or More             Total
                                                 Unrealized              Unrealized              Unrealized
December 31, 2006                   Fair Value     Losses    Fair Value    Losses   Fair Value     Losses
-----------------                   ----------- -----------  ----------- ---------- ----------- -----------
Fixed maturities
   U.S. government obligations      $     9,408 $      (126) $     5,094 $    (730) $    14,502 $      (856)
   Foreign government                    10,164      (6,225)          --        --       10,164      (6,225)
   Corporate securities               4,813,579    (121,005)   6,086,339  (205,933)  10,899,918    (326,938)
   Mortgage backed securities         1,259,556     (15,702)   6,642,120  (121,012)   7,901,676    (136,714)
   Other debt securities                358,844      (6,061)   1,070,284   (36,790)   1,429,128     (42,851)
   Redeemable preferred stock            30,492      (5,081)          --        --       30,492      (5,081)
                                    ----------- -----------  ----------- ---------  ----------- -----------
Total fixed maturities                6,482,043    (154,200)  13,803,837  (364,465)  20,285,880    (518,665)
                                    ----------- -----------  ----------- ---------  ----------- -----------
Equity securities                         5,931      (1,048)          --        --        5,931      (1,048)
Securities lending collateral                --          --           --        --           --          --
                                    ----------- -----------  ----------- ---------  ----------- -----------
Total                               $ 6,487,974 $  (155,248) $13,803,837 $(364,465) $20,291,811 $  (519,713)
                                    =========== ===========  =========== =========  =========== ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2007, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

The contractual maturities of fixed maturity securities at December 31, 2007 were as follows (in thousands):

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                   ----------- -----------
     Fixed maturity securities, excluding
       mortgage-backed securities:
        Due in one year or less                    $   447,332 $   453,929
        Due after one year though five years         4,979,130   5,208,665
        Due after five years though ten years        9,922,057  10,073,587
        Due after ten years                         19,486,187  19,787,713
     Mortgage-backed securities                     13,403,286  13,089,452
                                                   ----------- -----------
     Total fixed maturity securities               $48,237,992 $48,613,346
                                                   =========== ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $16.3 billion, $16.4 billion and $29.5 billion, during 2007, 2006 and 2005, respectively.

At December 31, 2007, $44.1 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75 percent or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2007 and 2006 (in thousands):

                                    Outstanding Percent of    Percent
                                      Amount      Total    Nonperforming
                                    ----------- ---------- -------------
December 31, 2007
Geographic distribution:
   South Atlantic                   $1,255,992     19.7%        0.0%
   Pacific                           1,574,438     24.7%        0.0%
   Mid-Atlantic                      1,577,556     24.7%        0.0%
   East North Central                  548,413      8.6%        0.0%
   Mountain                            402,083      6.3%        0.0%
   West South Central                  434,872      6.8%        0.0%
   East South Central                  256,663      4.0%        0.0%
   West North Central                  106,557      1.7%        0.0%
   New England                         206,076      3.2%        0.0%
   Other                                21,164      0.3%        0.0%
Allowance for losses                        --      0.0%        0.0%
                                    ----------    -----
Total                               $6,383,814    100.0%
                                    ==========    =====
Property type:
   Office                           $2,631,482     41.3%        0.0%
   Retail                            1,277,372     20.0%        0.0%
   Industrial                          678,070     10.6%        0.0%
   Apartments                          890,395     13.9%        0.0%
   Hotel/motel                         508,885      8.0%        0.0%
   Other                               397,610      6.2%        0.0%
Allowance for losses                        --      0.0%        0.0%
                                    ----------    -----
Total                               $6,383,814    100.0%
                                    ==========    =====

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate (continued)

                                        Outstanding Percent of    Percent
                                          Amount      Total    Nonperforming
                                        ----------- ---------- -------------
    December 31, 2006
    Geographic distribution:
       South Atlantic                   $1,031,455     21.0%        0.0%
       Pacific                           1,105,137     22.4%        0.0%
       Mid-Atlantic                      1,243,973     25.3%        0.0%
       East North Central                  501,226     10.2%        2.6%
       Mountain                            196,097      4.0%        0.0%
       West South Central                  310,326      6.3%        0.0%
       East South Central                  241,600      4.9%        0.0%
       West North Central                   96,157      2.0%       11.5%
       New England                         174,664      3.6%        0.0%
       Canada                               21,786      0.4%        0.0%
    Allowance for losses                    (4,206)    -0.1%        0.0%
                                        ----------    -----
    Total                               $4,918,215    100.0%        0.5%
                                        ==========    =====
    Property type:
       Office                           $2,035,908     41.4%       24.0%
       Retail                            1,147,946     23.4%        0.0%
       Industrial                          467,101      9.5%        0.0%
       Apartments                          778,821     15.8%        0.0%
       Hotel/motel                         179,171      3.6%        0.0%
       Other                               313,474      6.4%        0.0%
    Allowance for losses                    (4,206)    -0.1%        0.0%
                                        ----------    -----
    Total                               $4,918,215    100.0%        0.5%
                                        ==========    =====

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

4. Deferred Policy Acquisitions Costs, Cost of Insurance Purchased and Sales Inducements

The following reflects deferred policy acquisition costs and cost of insurance purchased which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period (in thousands):

                                              2007        2006        2005
                                           ----------  ----------  ----------
Balance at January 1                       $4,877,000  $3,972,384  $3,260,541
   Capitalization                             766,076     921,193     833,211
   Accretion of interest/amortization        (411,794)   (188,138)   (375,941)
   Effect of unrealized (gains) losses on
     securities                               178,945     150,677     259,223
   Effect of realized (gains) losses on
     securities                                41,209      20,884      (4,650)
                                           ----------  ----------  ----------
Balance at December 31                     $5,451,436  $4,877,000  $3,972,384
                                           ==========  ==========  ==========

The Company periodically unlocks FAS 97 assumptions as necessary in accordance with GAAP. Depending on the product, DAC, unearned revenue reserves ("URR") and SOP 03-1 type reserves can be affected. During the fourth quarter of 2007, certain interest, lapse and expense assumptions were unlocked. The resulting decrease in DAC amortization of $32.2 million was effectively offset by increases in SOP 03-1 reserves and URR related to interest sensitive life products. The total 2007 impact was a $0.4 million increase to net liabilities. In 2006, DAC amortization decreased $134 million in connection with the valuation system migration of deferred annuities and interest sensitive life products.

A roll forward of the cost of insurance purchased ("CIP") for the years ended December 31 follows (in thousands):

                                                   2007      2006      2005
                                                 --------  --------  --------
Balance at January 1                             $351,469  $335,899  $324,920
   Deferral of renewal commissions                    101        --        --
   Accretion of interest/amortization             (11,445)   (5,970)   (9,561)
   Effect of unrealized (gains) losses on
     securities                                    19,200    18,449    23,672
   Effect of realized (gains) losses on
     securities                                      (882)    3,091    (3,132)
                                                 --------  --------  --------
Balance at December 31                           $358,443  $351,469  $335,899
                                                 ========  ========  ========

CIP amortization expected to be recorded in each of the next five years, from 2008 through 2012, is $11.3 million, $11.0 million, $10.6 million, $10.2 million, and $9.7 million, respectively.

Activity in deferred sales inducements for the years ended December 31 follows (in thousands):

                                                    2007      2006     2005
                                                  --------  -------  -------
Balance at January 1                              $ 82,128  $46,960  $27,692
   Deferrals                                        50,651   41,681   21,284
   Accretion of interest/amortization               (8,664)  (4,513)  (2,016)
   Effect of unrealized (gains) losses on
     securities                                      2,000   (2,000)      --
   Effect of realized (gains) losses on
     securities                                      1,000       --       --
                                                  --------  -------  -------
Balance at December 31                            $127,115  $82,128  $46,960
                                                  ========  =======  =======

During 2007 and 2006, the Company migrated certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $1.2 billion and $9.6 billion of reserves, as of December 31, 2007 and 2006 respectively, and $1.4 billion of DAC as of December 31,2006. The new system has the capability to refine estimates to a greater degree than previously possible using the older systems. This conversion resulted in an increase in GAAP reserves of $1.0 million as of December 31, 2007 and increases in reserves and DAC of $154.5 million and $136.3 million, respectively, as of December 31, 2006. The impact on pre-tax earnings was $1.0 million and $18.2 million for the years ended December 31, 2007 and 2006, respectively.

                    American General Life Insurance Company

5. Reserves for Guaranteed Benefits

Details concerning the Company's guaranteed minimum death benefit exposure including a return of net deposits plus a minimum return as of December 31, 2006 were as follows (in thousands):

                                                 2007         2006
                                             ------------ ------------
         Account value                       $ 48,252,208 $ 46,877,080
         Net amount at risk (a)                 1,052,868    1,322,330
         Average attained age of contract
           holders                                     57           57
         Range of guaranteed minimum return
           rates                              0.00%-3.00%  0.00%-3.00%
(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet (in thousands):

                                                   2007     2006
                                                 -------  -------
             Balance at January 1                $ 5,338  $ 6,982
             Guaranteed benefits incurred         12,900    3,871
             Guaranteed benefits paid             (5,986)  (5,511)
                                                 -------  -------
             Balance at December 31              $12,252  $ 5,342
                                                 =======  =======

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2007 and 2006:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10%.

    .  Volatility assumption was 16%.

    .  Mortality was assumed to be 70% to 87.5% of the 1983a and Ult.M tables.

    . Lapse rates vary by contract type and duration and range from 5% to 25%, with an average of 16%.

    .  The discount rate was 8%.

                    American General Life Insurance Company

6. Future Life Policy Benefits and Policyholder Contract Deposits

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31 (in thousands):

                                                 2007        2006
                                              ----------- -----------
          Future policy benefits:
             Ordinary life                    $ 5,549,363 $ 5,190,640
             Group life                            50,693      25,202
             Life contingent group annuities       74,437      83,159
             Life contingent annuities          6,560,572   5,678,513
             Terminal funding                     386,831     394,000
             Accident and health                  263,741     259,172
                                              ----------- -----------
          Total                               $12,885,637 $11,630,686
                                              =========== ===========
          Policyholder contract deposits:
             Annuities                        $35,724,091 $35,656,145
             Corporate-owned life insurance       330,981     342,807
             Universal life                     6,806,218   6,460,694
             Other contract deposits              173,061     182,067
                                              ----------- -----------
          Total                               $43,034,351 $42,641,713
                                              =========== ===========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 2.4 percent to 11.0 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 20.0 percent, grading to zero over a period of 0 to 19 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2007 was 4.27 percent.

7. Other Assets

Other assets consisted of the following (in thousands):

                                                        December 31,
                                                      -----------------
                                                        2007     2006
                                                      -------- --------
        Prepaid expenses                              $ 39,178 $ 37,875
        Goodwill                                        56,037   37,951
        Computer software, net                          71,108   72,566
        Accounts receivable from brokers                72,564   53,960
        Property and equipment, net                    112,208   60,012
        Other assets                                    91,205   37,083
                                                      -------- --------
        Total other assets                            $442,300 $299,447
                                                      ======== ========

                    American General Life Insurance Company

8. Federal Income Taxes

8.1 Tax Liabilities

Income tax liabilities were as follows (in thousands):

                                                December 31,
                                             -------------------
                                               2007      2006
                                             -------- ----------
                Current tax liability        $ 15,220 $   52,860
                Net deferred tax liabilities  712,559  1,280,317
                                             -------- ----------
                   Income tax payable        $727,779 $1,333,177
                                             ======== ==========

The components of deferred tax liabilities and assets at December 31 were as follows (in thousands):

                                                      2007         2006
                                                  -----------  -----------
    Deferred tax liabilities applicable to:
       Deferred policy acquisition costs          $ 1,615,479  $ 1,418,736
       Basis differential of investments               73,398      218,891
       Net unrealized gains on debt and equity
         securities available for sale                     --      380,906
       Capitalized EDP                                 24,775       25,305
       Prepaid expenses                                    --        5,102
       Other                                               --      239,478
                                                  -----------  -----------
    Total deferred tax liabilities                  1,713,652    2,288,418

    Deferred tax assets applicable to:
       Policy reserves                               (617,564)  (1,003,225)
       Net unrealized losses on debt and equity
         securities available for sale               (238,322)          --
       Other                                         (145,207)      (4,876)
                                                  -----------  -----------
    Total deferred tax assets                      (1,001,093)  (1,008,101)
                                                  -----------  -----------
    Net deferred tax liabilities                  $   712,559  $ 1,280,317
                                                  ===========  ===========

For the tax year ending December 31, 2007, the Company will join in the filing of a consolidated federal income tax return with AIG. The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

On July 13, 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN 48), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the provisions of FIN 48 on January 1, 2007. On the date of adoption, the Company did not record any adjustment for uncertain tax liabilities.

                    American General Life Insurance Company

8. Federal Income Taxes (continued)

8.1 Tax Liabilities (continued)

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows (in thousands):

       Gross unrecognized tax benefits at December 31, 2006    $ 57,367
          Agreed audit adjustments with taxing authorities
            included in opening balance                           9,147
          Increases in tax positions for prior years              6,647
          Decreases in tax positions for prior years            (58,514)
                                                               --------
       Gross unrecognized tax benefits at December 31, 2007    $ 14,647
                                                               ========

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $14.6 million, which includes $2.6 million related to tax positions the disallowance of which would not affect the annual effective income tax rate.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, the Company had accrued $2.2 million and $10.9 million, respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $8.6 million of interest (net of federal benefit) and penalties in the statement of income.

The Internal Revenue Service ("IRS") is currently examining the Company's tax returns for the taxable years 2000 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2000-2006 remain subject to examination by major tax jurisdictions.

8.2 Tax Expense

Components of income tax expense (benefit) for the years ended December 31 were as follows (in thousands):

                                                   2007      2006       2005
                                                 --------  --------  ---------
Income tax at statutory percentage of pretax
  income                                         $352,042  $512,820  $ 561,589
Non-conventional fuel source credits              (58,164)  (89,803)  (142,767)
Dividends received deduction                      (37,472)  (24,419)   (28,583)
Prior year corrections                            (22,721)    7,113    (10,989)
Other credits, taxes and settlements                7,347   (13,406)     1,331
                                                 --------  --------  ---------
Income tax expense                               $241,032  $392,305  $ 380,581
                                                 ========  ========  =========

                    American General Life Insurance Company

9. Transactions With Affiliates

Notes receivable from affiliates were as follows (in thousands):

                                          December 31, 2007    December 31, 2006
                                         -------------------- --------------------
                                         Par Value Fair Value Par Value Fair Value
                                         --------- ---------- --------- ----------
American General Corporation,
  9.375%, due 2008                       $     --   $     --  $  4,725   $  4,297
Transatlantic Holdings Inc.,
  Promissory notes, 5.75%, due 2015       164,000    163,175   164,000    163,358
AGC Life, Promissory notes,
  5.02%, due 2010                         116,000    116,000   116,000    116,000
American General Corporation,
  Promissory notes, 5.57%, due 2011       415,000    415,000   415,000    415,000
Castle Trust 2, Asset backed notes,
  5.26%, due 2026                          33,853     33,305    36,944     36,021
Castle Trust 2, Asset backed notes,
  8.26%, due 2026                           7,832      7,832    13,155     13,563
AIG Global Real Estate Investment Corp.,
  Mortgages assumed September 28, 2007     92,083     92,083        --         --
                                         --------   --------  --------   --------
Total notes receivable from affiliates   $828,768   $827,395  $749,824   $748,239
                                         ========   ========  ========   ========

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The Company paid approximately $60.6 million, $69.9 million and $66.9 million for such services in 2007, 2006 and 2005, respectively. Accounts payable for such services at December 31, 2007 and 2006 were not material. The Company rents facilities and provides services on an allocated cost basis to various affiliates. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, American General Life Companies ("AGLC"). AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $280.0 million, $354.8 million and $329.2 million for such services and rent in 2007, 2006 and 2005, respectively. Accounts receivable for rent and services at December 31, 2007 and 2006 were not material.

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp. ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

Effective August 1, 2003, the Company and AIG Life Insurance Company of Bermuda ("AIGB") entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $405,000 at December 31, 2007 and $340,000 at December 31, 2006. The Company believes the probability of loss under this agreement is remote.

                    American General Life Insurance Company

Effective June 23, 2003, the Company entered into a Cut-through Agreement with AIG Life of Canada ("AIGC") pursuant to which claimants were granted a direct right of action against the Company in the event AIGC becomes insolvent or otherwise cannot or refuses to perform its obligations under certain structured settlement contracts issued by AIGC. On November 6, 2003, the Company filed the Cut-through Agreement with the Texas Department of Insurance ("the Department"). In early 2005, the Company discussed this Cut-through Agreement with the Department and a reserve was established under these contracts that would not exceed $300 million without the consent of the Department. In 2007, the Company proposed entering into an agreement with AIGC to reinsure these obligations effective January 1, 2008, and filed the agreement for approval by the Department under the Texas Insurance Holding Company Act. The proposed reinsurance agreement, if approved, will incorporate the Cut-through Agreement as an endorsement. The reserves recorded by AIGC, related to these contracts, totaled $620.3 million at December 31, 2007 and $362.0 million at December 31, 2006. The Company believes the probability of loss under this agreement is remote.

On September 23, 2003, the Company purchased 68 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust") for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to buying, owning, leasing and selling a portfolio of commercial jets. Castle 1 Trust is consolidated in the Company's financial statements.

During 2004, the Company purchased 38.7% of the non-voting preferred equity issued by Castle Trust 2003-II ("Castle Trust 2") for $116.6 million. The remaining non-voting equity interest and 100% of the voting equity of Castle Trust are held by various affiliates of the Company. The business of Castle Trust 2, and its wholly owned subsidiaries, is limited to buying, owning, leasing and selling a portfolio of aircraft. The purchase was funded by a capital contribution received from AGC Life Insurance Company. The Company's investment in Castle Trust 2 is reported in partnerships on the consolidated balance sheet.

On January 14, 2004, the Company purchased $65 million of fixed-rate asset-backed notes issued by Castle Trust 2. The notes mature on November 15, 2026 and are included in notes receivable from affiliates on the consolidated balance sheet.

On December 29, 2004, the Company purchased from an affiliate, Ambler Holding Corp., all of the Class D membership interests in Spicer Energy II LLC ("Spicer"), which owned three synthetic fuel production facilities. The Company reported this investment in partnerships on the consolidated balance sheet and applied the equity method of accounting, recording its proportionate share of Spicer's operating losses, and recognizing tax credits generated by the synthetic fuel production. The synthetic fuel tax credits available under the Internal Revenue Code expired as of December 31, 2007 and Spicer ceased operations at that time. At December 31, 2007, the carrying value of the investment was zero.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163.2 million. Other affiliates of the Company are holders of the same class of securities.

                    American General Life Insurance Company

Effective May 31, 2006, ownership of American General Securities, Inc. ("AGSI") was transferred from American General Equity Services Corp. ("AGESC"), a wholly owned subsidiary of the Company, to AIG Advisor Group, Inc., an indirect wholly owned subsidiary of AIG, through a series of related party dividends and contributions within AIG-owned companies.

On September 25, 2006, the Company purchased 27% of an unaffiliated mortgage loan at its estimated fair market value of $8.8 million, from SunAmerica Life Insurance Company (an affiliate), which included a purchase premium of $0.5 million.

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

On September 28, 2007, the Company purchased two commercial real estate properties and partnership interests in another commercial real estate property from affiliated companies. The intent of the transactions was to consolidate and simplify the ownership structure of real estate located in the AIG office complex in Houston, Texas and occupied in part by AIG affiliates. The property interests were purchased with cash at market value, based upon independent third-party investment value appraisals of the buildings and land. The Company previously held a 1.91% interest in a partnership, 2929 Allen Parkway LP, whose assets consisted primarily of an office tower and land. The Company purchased all of the remaining interests in the partnership from affiliates. The Company dissolved the partnership and took direct ownership of the real estate on December 31, 2007.

As of September 28, 2007, AIG Global Real Estate Investment Corp. (an affiliate), assumed $91.8 million of commercial mortgage loans from the Company. These mortgage loans had previously been unaffiliated.

10. Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

                    American General Life Insurance Company

11. Derivative Financial Instruments

11.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to interest rate swaps, currency swaps, S&P 500 index options and Treasury note and U.S. long bond futures as economic hedges of certain financial assets and liabilities as follows:

Derivative Instrument                         Economically Hedged Item
---------------------                         ------------------------
Interest rate and currency swaps              Private placement bonds
S&P index, Dow Jones EURO STOXX 50,           Equity-indexed policy liabilities
  and Hang Seng Index options                 on certain universal life and
                                              annuity policies
Treasury note and long bond futures           Bonds purchased for short-term
                                              (trading) purposes

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting.

With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded S&P 500 Index, Dow Jones EURO STOXX 59 and Hang Seng Index options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

11.2 Risks Inherent In the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts.

11.3 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of two to twenty-two years. Interest rate and currency swap agreements related to investment securities at December 31 were as follows (in thousands):

                                                 2007        2006
                                              ----------  ----------
          Interest rate swap agreements:
             Notional amount                  $1,209,000  $1,275,000
             Fair value                           (8,000)    (15,000)
          Currency swap agreements:
             Notional amount                     890,184     772,000
             Fair value                         (149,027)    (97,000)

                    American General Life Insurance Company

11.4 Index Options

S&P 500 index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products. Such options generally have terms of one or two years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows (in thousands):

                                             2007                2006
                                      ------------------- -------------------
                                      Notional Fair Value Notional Fair Value
                                      -------- ---------- -------- ----------
  Calls:
     One-year (or less) contracts     $482,389  $13,903   $319,314  $26,236
     Two-year contracts                 59,510    4,688     41,221    4,278
     Five-year contracts                65,076   20,609         --       --

11.5 Futures

The Company purchases and sells short futures (Treasury note and U.S. long bond) to offset interest rate exposures on certain bonds purchased for the trading portfolio. The fair value of futures outstanding was zero at December 31, 2007 and December 31, 2006, respectively.

12. Fair Value of Financial Instruments

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                                2007                2006
                                         ------------------- -------------------
                                                    Carrying            Carrying
                                         Fair Value  Amount  Fair Value  Amount
                                         ---------- -------- ---------- --------
                                                      (In millions)
Assets
Cash                                      $   461   $   461   $   247   $   247
Fixed maturity and equity securities       49,008    49,008    51,198    51,198
Mortgage loans on real estate               6,392     6,384     5,041     4,918
Policy loans                                1,909     1,847     1,840     1,820
Short-term investments                        476       476        42        42
Derivative assets                              40        40        32        32
Partnerships & other invested assets        4,790     4,790     3,483     3,483
Investment in Parent Company                   47        47        58        58
Notes receivable from affiliates              827       827       748       748
Securities lending collateral              19,010    19,010    17,345    17,345
Assets held in separate accounts           32,315    32,315    30,272    30,272

Liabilities
Investment contracts                       33,843    35,338    32,752    35,343
Dividend accumulations                        869       869       884       884
Derivative liabilities                        158       158       114       114
Securities lending payable                 20,608    20,608    17,345    17,345
Liabilities related to separate accounts   32,315    32,315    30,272    30,272

The following methods and assumptions were used to estimate the fair value of financial instruments:

Cash and Short-Term Investments

Carrying value is considered to be a reasonable estimate of fair value.

                    American General Life Insurance Company

Fixed Maturity and Equity Securities

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data include G-7 government and agency securities, equities listed in active markets, and investments in publicly traded mutual funds with quoted market prices.

The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors. The types of fixed income instruments not traded in active markets include non-G-7 government securities, municipal bonds, certain hybrid financial instruments, most investment-grade and high-yield corporate bonds, and most mortgage- and asset-backed products.

The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows.

For equity and fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates. Fair value for collateral, commercial and guaranteed loans is based primarily on independent pricing services, broker quotes and other independent information.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

Partnerships

Fair value of partnerships is based upon the fair value of the net assets of these investments as determined by the general partners.

Investment in AIG

The fair value of the investment in AIG is based on quoted market prices of AIG common stock.

Notes Receivable from Affiliates

Fair value of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair value was estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

Securities Lending Collateral / Securities Lending Payable

Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturity securities.

The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

                    American General Life Insurance Company

Assets and Liabilities Related to Separate Accounts

The fair value of separate account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Derivative Financial Instruments

Fair value of derivative asset and liabilities is based on the use of valuation models that utilize, among other things, current interest, foreign exchange and volatility rates, as applicable.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

Dividend Accumulation

Fair value of dividend accumulation is the accumulated value of dividend to be paid to the policyholder with interest.

13. Commitments and Contingencies

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had unfunded investment commitments totaling $1,377.6 million of which $1,116.4 million was committed to fund limited partnership investments. The company also had $261.2 million in commitments relating to mortgage loans at December 31, 2007.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2007 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The liability is not material to the Company's results of operations or consolidated financial position.

At December 31, 2007, future scheduled minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2007, to be received by Castle 1 Trust under operating leases for the year ended December 31 are as follows (in thousands):

                            2008            $109,225
                            2009             102,752
                            2010              82,983
                            2011              65,685
                            2012              39,204
                            Thereafter        34,405
                                            --------
                            Total           $434,254
                                            ========

                    American General Life Insurance Company

While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued represents the Company's best estimate of its liability, this estimate may change in the future.

On November 1, 2002, the Company and various affiliates entered into an inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG. The maximum aggregate amount of the Company's commitment is currently $160.0 million. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5 percent or the prime rate, or fixed rate loans that pay LIBOR plus a specific margin. AIG has the option, at the commitment termination date, to convert any outstanding loan balances to one-year term. The current commitment termination date is September 6, 2008. The Company receives annual facility fees of .025%. No loans were funded during 2007 or 2006.

AGL owns interests in certain limited liability companies ("LLCs") which invested in six coal synthetic fuel production facilities. The sale of coal synthetic fuel produced by these six facilities generated income tax credits. Since acquiring the facilities, AGL has recognized approximately $594 million of synfuel tax credits through December 31, 2007. By letters dated February 17, 2006, the IRS field agents have advised the LLCs that all six production facilities were placed in service before July 1, 1998 and that they will withdraw the 60-day letters issued to the LLCs.

The Company generated income tax credits as a result of investing in synthetic fuel under production. Tax credits generated from the production and sale of synthetic fuel under the Internal Revenue Code are subject to an annual phase-out provision that is based on the average wellhead price of domestic crude oil. The price range within which the tax credits are phased-out was originally established in 1980 and is adjusted annually for inflation. Depending on the price of domestic crude oil for a particular year, all or a portion of the tax credits generated in that year might be eliminated. The Company evaluated the production levels of its synthetic fuel production facilities in light of the risk of phase-out of the associated tax credits. As a result of fluctuating domestic crude oil prices, the Company evaluated and adjusted production levels when appropriate in light of this risk. The tax credits expired on December 31, 2007.

Prior to 2006, net premiums and losses retained by the Company, after retro-cessions to various quota share reinsurers, were 100% retro-ceded to another AIG subsidiary, American General Assurance Company ("AGAC"). During 2006, the agreement with AGAC terminated and the retrocession was recaptured.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

                    American General Life Insurance Company

14. Reinsurance

Reinsurance transactions for the years ended December 31, 2007, 2006 and 2005 were as follows (in thousands):

                                                                                      Percentage
                                                               Assumed                of Amount
                                               Ceded to Other From Other               Assumed
                                  Gross Amount   Companies    Companies   Net Amount    to Net
                                  ------------ -------------- ---------- ------------ ----------
December 31, 2007
Life insurance in force           $650,105,100  $139,319,974  $3,208,711 $513,993,837    0.62%
                                  ============  ============  ========== ============
Premiums:

   Life insurance and annuities      2,598,242       594,393      14,651    2,018,500    0.73%
   Accident and health insurance        28,131         7,929       9,959       30,161   33.02%
                                  ------------  ------------  ---------- ------------
Total premiums                    $  2,626,373  $    602,322  $   24,610 $  2,048,661    1.20%
                                  ============  ============  ========== ============
December 31, 2006
Life insurance in force           $589,468,232  $140,037,494  $2,816,826 $452,247,564    0.62%
                                  ============  ============  ========== ============
Premiums:

   Life insurance and annuities      2,498,746       525,132      12,259    1,985,873    0.62%
   Accident and health insurance        27,548         1,659         196       26,085    0.75%
                                  ------------  ------------  ---------- ------------
Total premiums                    $  2,526,294  $    526,791  $   12,455 $  2,011,958    0.62%
                                  ============  ============  ========== ============
December 31, 2005
Life insurance in force           $502,899,091  $139,656,195  $3,081,688 $366,324,584    0.84%
                                  ============  ============  ========== ============
Premiums:

   Life insurance and annuities      2,391,048       456,696      14,397    1,948,749    0.74%
   Accident and health insurance        25,590         2,926       1,927       24,591    7.84%
                                  ------------  ------------  ---------- ------------
Total premiums                    $  2,416,638  $    459,622  $   16,324 $  1,973,340    0.83%
                                  ============  ============  ========== ============

Reinsurance recoverable on paid losses was approximately $59.5 million, and $32.9 million, at December 31, 2007 and 2006, respectively. Reinsurance recoverable on unpaid losses was approximately $202.6 million, and $139.6 million at December 31, 2007 and 2006, respectively.

Total reinsurance recoverables are included in accounts receivable on the consolidated balance sheet.

                    American General Life Insurance Company

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIGB, an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100% quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

For the year ending December 31, 2007, the Company incorporated, a wholly owned subsidiary, Pine Vermont Reinsurance Company ("Pine Vermont") with a contribution of $250,000. Pine Vermont is domiciled in Vermont but had not yet obtained an insurance company license at December 31, 2007.

15.Shareholder's Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by its immediate parent, AGC Life Insurance Company.

The Company paid $550 million, $200 million and $440 million in dividends on common stock to AGC Life in 2007, 2006 and 2005, respectively. The Company also paid $680,000 in dividends on preferred stock to AGC Life in 2007, 2006 and 2005. In addition, the Company paid a non-cash dividend of $7.5 million to the Parent Company during 2006.

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2007, approximately $10.1 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $4.0 billion of consolidated shareholder's equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to AGC Life are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

16.Subsequent Events

The Company received a capital contribution of $400.0 million from its Parent in February 2008.

The Puerto Rico Office of the Commissioner of Insurance ("Commissioner") issued a letter dated February 27, 2008 approving the merger of AIG Life Insurance Company of Puerto Rico ("AIG Puerto Rico") a subsidiary of AIG, into the Company subject to: (i) the approval and completion of the merger in accordance with the laws of the State of Texas by the Texas Department of Insurance ("Texas Department"), and (ii) submission to the Commissioner of the Texas Department's approval documentation. The Texas Department issued an unsigned copy of its Order approving the merger on March 18, 2008 which provides for an effective merger date of January 1, 2008. The Company anticipates that barring any unforeseen circumstances the Order will be finalized and signed by the Texas Department in the near future.

Pro forma consolidated results at December 31, had AIG Puerto Rico been acquired on January 1, 2005, were as follows (in thousands):

                                           2007         2006         2005
                                       ------------ ------------ ------------
   Total Assets                        $123,723,378 $117,820,720 $109,668,898
   Total Liabilities                   $113,531,702 $106,689,912 $ 99,240,852
   Total Revenue                       $  6,713,715 $  6,845,289 $  6,720,305
   Total Net Income                    $    766,066 $  1,074,247 $  1,225,548

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                               TABLE OF CONTENTS


   Report of Independent Auditors........................................ 2

   Statements of Admitted Assets......................................... 3

   Statements of Liabilities, Capital and Surplus........................ 4

   Statements of Income and Changes in Capital and Surplus............... 5

   Statements of Cash Flow............................................... 6

   Notes to Statutory Basis Financial Statements......................... 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1 to the financial statements.

PRICEWATERHOUSECOOPERS LLP

New York, NY
April 25, 2008

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                       2007        2006
-----------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2007 - $16,075,222; 2006 - $15,146,927).............. $15,843,721 $14,844,987
   Stocks:
       Common stocks, at NAIC market value adjusted for non admitted assets (cost: 2007 -
         $1,556,742; 2006 - $1,602,207)..............................................................   3,139,327   3,304,355
       Preferred stocks, primarily at NAIC market value (cost: 2007 - $613,732; 2006 - $577,109).....     613,732     587,471
   Other invested assets, primarily at equity (cost: 2007 - $1,458,240; 2006 - $1,171,367)...........   1,943,313   1,509,651
   Securities lending collateral.....................................................................     279,774     203,323
   Short-term investments, at amortized cost (approximates NAIC market value)........................     183,951     129,196
   Cash..............................................................................................     258,078     164,596
-----------------------------------------------------------------------------------------------------------------------------
          Total cash and invested assets.............................................................  22,261,896  20,743,579
-----------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued....................................................................     213,302     203,764
Agents' balances or uncollected premiums:
   Premiums in course of collection..................................................................     593,808     955,240
   Premiums and installments booked but deferred and not yet due.....................................     892,935     371,971
   Accrued retrospective premiums....................................................................   1,237,062   1,606,389
Amounts billed and receivable from high deductible policies..........................................     159,393      76,370
Reinsurance recoverable on loss payments.............................................................     600,573     488,243
Funds held by or deposited with reinsurers...........................................................      11,118      13,951
Deposit accounting assets............................................................................     751,468     809,537
Deposit accounting assets - funds held...............................................................      98,917      94,279
Federal and foreign income taxes recoverable from parent.............................................     143,717      63,569
Net deferred tax assets..............................................................................     382,578     421,900
Equities in underwriting pools and associations......................................................   1,211,817     858,614
Receivable from parent, subsidiaries and affiliates..................................................     115,695   1,484,555
Other admitted assets................................................................................     182,141     179,243
-----------------------------------------------------------------------------------------------------------------------------
          Total admitted assets...................................................................... $28,856,420 $28,371,204
=============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

----------------------------------------------------------------------------------------------
As of December 31,                                                       2007         2006
----------------------------------------------------------------------------------------------
                            Liabilities

Reserves for losses and loss adjustment expenses.................... $13,732,102  $12,754,581
Unearned premium reserves...........................................   4,475,413    4,518,443
Commissions, premium taxes, and other expenses payable..............     234,495      183,640
Reinsurance payable on paid loss and loss adjustment expenses.......     263,917      308,091
Funds held by company under reinsurance treaties....................     236,183      228,878
Provision for reinsurance...........................................     115,844      128,824
Ceded reinsurance premiums payable, net of ceding commissions.......     492,611      427,505
Retroactive reinsurance reserves - assumed..........................      30,486       23,242
Retroactive reinsurance reserves - ceded............................     (65,309)     (61,283)
Deposit accounting liabilities......................................     189,511      172,296
Deposit accounting liabilities - funds held.........................     695,928      703,508
Securities lending payable..........................................     304,398      203,323
Collateral deposit liability........................................     354,916      613,043
Payable to parent, subsidiaries and affiliates......................     152,184    1,547,586
Payable for securities..............................................       3,331      110,581
Other liabilities...................................................     343,453      297,093
----------------------------------------------------------------------------------------------
   Total liabilities................................................  21,559,463   22,159,351
----------------------------------------------------------------------------------------------
                        Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding..........................      25,426       25,426
Capital in excess of par value......................................   2,941,471    2,779,526
Unassigned surplus..................................................   4,280,727    3,357,054
Special surplus funds from retroactive reinsurance..................      49,333       49,847
----------------------------------------------------------------------------------------------
   Total capital and surplus........................................   7,296,957    6,211,853
----------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus.......................... $28,856,420  $28,371,204
==============================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                               2007        2006         2005
-------------------------------------------------------------------------------------------------------------------------------
                                   Statements of Income
                                   --------------------

Underwriting income:
   Premiums earned......................................................................... $7,703,016  $7,700,011  $ 7,045,820
-------------------------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred.........................................................................  4,444,636   4,606,481    5,406,410
   Loss adjustment expenses incurred.......................................................    840,801     803,517    1,098,644
   Other underwriting expenses incurred....................................................  1,864,547   1,825,815    1,584,477
-------------------------------------------------------------------------------------------------------------------------------
Total underwriting deductions..............................................................  7,149,984   7,235,813    8,089,531
-------------------------------------------------------------------------------------------------------------------------------
Net underwriting income (loss).............................................................    553,032     464,198   (1,043,711)
-------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned............................................................  1,019,018     702,426      630,678
   Net realized capital gains (net of capital gains taxes: 2007 - $29,141; 2006 - $29,092;
     2005 - $20,492).......................................................................    117,037      61,624       38,055
-------------------------------------------------------------------------------------------------------------------------------
Net investment gain........................................................................  1,136,055     764,050      668,733
-------------------------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off......................................    (85,724)    (49,762)    (145,742)
Finance and Service Charges not Included in Premium........................................     16,449      14,287       16,400
Other gain, net of dividends to policyholders..............................................     76,290      49,691       75,547
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) after capital gains taxes and before federal income taxes....................  1,696,102   1,242,464     (428,773)
Federal income tax expense (benefit).......................................................    348,359     263,263     (243,047)
-------------------------------------------------------------------------------------------------------------------------------
       Net income (loss)................................................................... $1,347,743  $  979,201  $  (185,726)
===============================================================================================================================
                              Changes in Capital and Surplus
                              ------------------------------

Capital and surplus, as of December 31, previous year...................................... $6,211,853  $5,049,651  $ 3,339,340
   Adjustment to beginning surplus.........................................................    (56,532)     55,538     (211,984)
-------------------------------------------------------------------------------------------------------------------------------
   Capital and surplus, as of January 1,...................................................  6,155,321   5,105,189    3,127,356
-------------------------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income (loss).......................................................................  1,347,743     979,201     (185,726)
   Change in net unrealized capital gains (net of capital gains taxes: 2007 - $131,952;
     2006 - $121,173; 2005 - $13,354)......................................................   (103,183)    119,660      164,444
   Change in net deferred income tax.......................................................    (73,791)    (13,270)     112,728
   Change in non-admitted assets...........................................................    184,885     (80,352)    (322,775)
   Change in provision for reinsurance.....................................................     12,980      81,328      166,585
   Paid in capital and surplus.............................................................    161,945          --    2,076,780
   Cash dividends to stockholder...........................................................   (615,000)         --      (31,732)
   Other surplus adjustments...............................................................     (1,572)      1,268           --
   Foreign exchange translation............................................................    227,629      18,829      (58,009)
-------------------------------------------------------------------------------------------------------------------------------
       Total changes in capital and surplus................................................  1,141,636   1,106,664    1,922,295
-------------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31,.................................................... $7,296,957  $6,211,853  $ 5,049,651
===============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------
For the years ended December 31,                       2007         2006         2005
-----------------------------------------------------------------------------------------
              Cash From Operations
              --------------------

Premiums collected, net of reinsurance............ $ 7,948,658  $ 6,433,712  $ 7,096,647
Net investment income.............................   1,058,334      787,413      604,156
Miscellaneous income (expense)....................       7,137       75,317      (53,776)
-----------------------------------------------------------------------------------------
   Sub-total......................................   9,014,129    7,296,442    7,647,027
-----------------------------------------------------------------------------------------
Benefit and loss related payments.................   3,805,524    3,520,205    3,809,181
Commission and other expense paid.................   2,470,003    2,401,959    2,171,077
Dividends paid to policyholders...................         123        1,344          878
Change in federal and foreign income taxes........     330,784     (438,538)      (3,783)
-----------------------------------------------------------------------------------------
   Net cash provided from operations..............   2,407,695    1,811,472    1,669,674
-----------------------------------------------------------------------------------------
              Cash From Investments
              ---------------------

Proceeds from investments sold, matured, or repaid
   Bonds..........................................   4,926,616    5,231,792    4,129,223
   Stocks.........................................   3,450,014    3,211,715    2,795,546
   Other..........................................     269,849    1,646,730    3,042,793
-----------------------------------------------------------------------------------------
   Total proceeds from investments sold, matured,
     or repaid....................................   8,646,479   10,090,237    9,967,562
-----------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds..........................................   5,748,239   10,488,316    5,803,573
   Stocks.........................................   3,296,552    3,180,130    3,071,743
   Other..........................................     772,178      350,752    3,630,931
-----------------------------------------------------------------------------------------
   Total cost of investments acquired.............   9,816,969   14,019,198   12,506,247
-----------------------------------------------------------------------------------------
   Net cash (used in) investing activities........  (1,170,490)  (3,928,961)  (2,538,685)
-----------------------------------------------------------------------------------------
  Cash From Financing and Miscellaneous Sources

Capital and surplus paid-in.......................          --    1,326,780      750,000
Borrowed funds....................................     101,075           --           --
Dividends to stockholder..........................    (615,000)          --      (47,598)
Intercompany receivable and payable, net..........     (26,540)     342,735      195,946
Net deposit on deposit-type contracts and other
  insurance.......................................      71,282      262,411      285,727
Equities in underwriting pools and associations...    (360,841)    (184,691)    (190,476)
Collateral deposit liability......................    (258,127)     107,288       46,816
Other.............................................      (4,415)     438,392     (143,089)
-----------------------------------------------------------------------------------------
   Net cash provided from (used in) financing
     activities...................................  (1,092,296)   2,292,915      897,326
-----------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash........       3,328          338          718
   Net change in cash and short-term investments..     148,237      175,764       29,033
Cash and short-term investments:
   Beginning of year..............................     293,792      118,028       88,995
-----------------------------------------------------------------------------------------
   End of year.................................... $   442,029  $   293,792  $   118,028
=========================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A. Organization
   ------------

   The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., (AIGCIG), a Delaware corporation, formerly known as NHIG Holding Corp.

   On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIGCIG, an indirect wholly-owned subsidiary of AIG. Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

   The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Summary of Significant Statutory Basis Accounting Policies
   ----------------------------------------------------------
   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

   The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

   ------------------------------------------------------------------------
   December 31,                             2007        2006        2005
   ------------------------------------------------------------------------
   Net income (loss), NY SAP............ $1,347,743  $  979,201  $ (185,726)
   State prescribed practices -
     (deduction):
      Non-tabular discounting...........    (21,301)    (21,866)    (31,431)
   ------------------------------------------------------------------------
   Net income (loss), NAIC SAP.......... $1,326,442  $  957,335  $ (217,157)
   ========================================================================
   Statutory surplus, NY SAP............ $7,296,957  $6,211,853  $5,049,651
   State prescribed practices -
     (charge):
      Non-tabular discounting...........   (255,772)   (234,471)   (212,605)
      Regulation 20 - other reinsurance
        credits.........................   (106,577)   (133,123)   (201,421)
      Regulation 20 - parental letters
        of credit.......................   (361,650)   (406,784)   (398,389)
      EDP equipment and software........         --          --     (93,881)
   ------------------------------------------------------------------------
   Total state prescribed practices.....   (723,999)   (774,378)   (906,296)
   ------------------------------------------------------------------------
   Statutory surplus, NAIC SAP.......... $6,572,958  $5,437,475  $4,143,355
   ========================================================================

   In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2007 and 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616 and $131,697, respectively. In addition, the Superintendent has permitted the company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2007 and 2006 amounted to $266,864 and $251,881, respectively.

   In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business. Additionally, as part of the transaction, management (i) entered into several intercompany reinsurance agreements (both commutations and new contracts) with subsidiaries of AIG; and,
   (ii) intent to make capital contributions and distributions involving subsidiaries of AIG. Some of these transactions are still not fully executed. The proposed transactions are intended in aggregate to have minimal effect (i.e.: less than 1%) individually and in aggregate on the surplus of the National Union Pool Companies (See listing of companies in Note 5A).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   The results of the UK branch are reported through the Company's participation in American International Underwriters Overseas Association (AIUOA or the Association) (see Footnote 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, will record the effects described in the preceding paragraph of this transaction in its 2008 statutory financial statements.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2007 reporting period.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:
   ----------------------------------------------------------------------------
   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:
   -----------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

Under NAIC SAP:
---------------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Significant Statutory Accounting Practices:
   -------------------------------------------

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

    . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2007 and 2006, the NAIC market value of the Company's mortgage-backed securities approximated $505,415 and $160,750, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values

       Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

       by NAIC SAP. At December 31, 2007 and 2006, the average discount rate is approximately 20.95% and 20.1%, respectively. Other investments in affiliates are included in common stocks based on the net worth of the entity.

    . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains.

    . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

       Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

    . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectibility. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2007 and 2006, no investment income due and accrued was determined to be uncollectible or non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2007 and 2006, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,237,062 and $1,606,389, respectively, net of non-admitted premium balances of $52,913 and $55,203, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

   -------------------------------------------------------------------------
   For the years ended December 31,               2007      2006      2005
   -------------------------------------------------------------------------
   Net written premiums subject to
     retrospectively rated premiums............ $811,018  $684,635  $510,615
   Percentage of total net written premiums....     10.6%      8.7%      7.1%
   -------------------------------------------------------------------------

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

   In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

   The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $2,014,235 and $1,676,681, as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's tabular discount amounted to $285,969 and $238,180, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,014,235 and $1,676,681 as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's non-tabular discount amounted to $255,772 and $234,471, respectively, all of which were applied against the Company's case reserves.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

                        American Home Assurance Company

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2007 and 2006, depreciation and amortization expense amounted to $24,539 and $21,036, and accumulated depreciation as of December 31, 2007 and 2006 amounted to $137,278 and $107,392, respectively.

   Reclassifications: Certain balances contained in the 2006 and 2005 financial statements have been reclassified to conform with the current year's presentation.

   During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2007, 2006 and 2005, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2006, 2005 and 2004 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $(56,532), $55,538 and $(211,984) as of January 1, 2007, 2006 and 2005, respectively.

Accounting Adjustments to 2006, 2005 and 2004 Statutory Basis Financial
-----------------------------------------------------------------------
Statements
----------

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The impact of these corrections on policyholder surplus as of January 1, 2007, 2006 and 2005 is as follows:

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2006..................................  $6,211,853
  Adjustments to beginning Capital and Surplus:
     Federal income taxes.......................................     (79,156)
     Goodwill...................................................       2,146
     Asset admissibility........................................       5,841
     Expense recognition........................................      14,637
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....     (56,532)
  ----------------------------------------------------------------------------
  Balance at January 1, 2007, as adjusted.......................  $6,155,321
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2005..................................  $5,049,651
  Adjustments to beginning Capital and Surplus:
     Asset admissibility........................................      (3,482)
     Foreign translation adjustment.............................     102,290
     Federal income taxes.......................................     (43,270)
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....      55,538
  ----------------------------------------------------------------------------
  Balance at January 1, 2006, as adjusted.......................  $5,105,189
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2004, as amended......................  $3,339,340
  Adjustments to beginning Capital and Surplus:
     Asset realization..........................................    (229,448)
     Revenue recognition........................................     (65,075)
     Federal income taxes.......................................      82,539
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....    (211,984)
  ----------------------------------------------------------------------------
  Balance at January 1, 2005, as adjusted.......................  $3,127,356
  ============================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Asset realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see
Note 9).

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2007 and 2006.

                                                2007                    2006
--------------------------------------------------------------------------------------
                                        Carrying   Statutory    Carrying   Statutory
                                         Amount    Fair Value    Amount    Fair Value
--------------------------------------------------------------------------------------
Assets:
   Bonds.............................. $15,843,721 $16,075,222 $14,844,987 $15,146,927
   Common stocks......................   3,139,327   3,529,455   3,304,355   3,684,898
   Preferred stocks...................     613,732     610,622     587,471     588,334
   Other invested assets..............   1,943,313   1,943,313   1,509,651   1,509,651
   Securities lending collateral......     279,774     279,774     203,323     203,323
   Cash and short-term investments....     442,029     442,029     293,792     293,792
   Equities in underwriting pools and
     associations.....................   1,211,817   1,211,817     858,614     858,614
Liabilities:
   Securities lending payable......... $   304,398 $   304,398 $   203,323 $   203,323
   Collateral deposit liability.......     354,916     354,916     613,043     613,043
   Payable for securities.............       3,331       3,331     110,581     110,581
--------------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*.

    . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

    . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The carrying value of all other financial instruments approximates fair value.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2007 and 2006 are outlined in the table below:

------------------------------------------------------------------------------------------------
                                                                 Gross      Gross       NAIC
                                                    Amortized  Unrealized Unrealized   Market
                                                      Cost       Gains      Losses     Value*
------------------------------------------------------------------------------------------------
As of December 31, 2007
   U.S. governments............................... $   331,397  $  9,847   $   114   $   341,130
   All other governments..........................     843,820    13,464       248       857,036
   States, territories and possessions............   2,729,603    53,167     2,240     2,780,530
   Political subdivisions of states, territories
     and possessions..............................   3,320,639    66,000     1,435     3,385,204
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   6,935,227   118,715    23,268     7,030,674
   Public utilities...............................      79,320       948        66        80,202
   Industrial and miscellaneous...................   1,603,715     7,578    10,847     1,600,446
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2007....... $15,843,721  $269,719   $38,218   $16,075,222
================================================================================================
As of December 31, 2006
   U.S. governments............................... $   331,819  $  1,828   $ 2,571   $   331,076
   All other governments..........................   1,195,804     5,207     3,017     1,197,994
   States, territories and possessions............   2,320,995    45,984       928     2,366,051
   Political subdivisions of states, territories
     and possessions..............................   3,319,677    79,061       796     3,397,942
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   7,052,116   172,223     1,204     7,223,135
   Public utilities...............................      45,542       186       460        45,268
   Industrial and miscellaneous...................     579,034    10,772     4,345       585,461
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2006....... $14,844,987  $315,261   $13,321   $15,146,927
================================================================================================

As of December 31, 2007 and 2006, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $16,278,092 and $15,167,455, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of bonds at December 31, 2007, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------
                                           Amortized  NAIC Market
                                             Cost       Value*
-----------------------------------------------------------------
   Due in one year or less............... $   810,320 $   811,360
   Due after one year through five years.     805,676     812,394
   Due after five years through ten
     years...............................   2,730,632   2,780,088
   Due after ten years...................  10,990,744  11,165,965
   Mortgaged-backed securities...........     506,349     505,415
-----------------------------------------------------------------
   Total bonds........................... $15,843,721 $16,075,222
=================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,         2007                  2006                  2005
--------------------------------------------------------------------------------------------------
                                              Equity                Equity                Equity
                                   Bonds    Securities   Bonds    Securities   Bonds    Securities
--------------------------------------------------------------------------------------------------
     Proceeds from sales........ $4,142,868 $2,980,634 $4,370,165 $3,151,915 $3,278,300 $2,703,032
     Gross realized gains.......     83,609    191,600      6,407    222,465     31,404    132,690
     Gross realized losses......     17,451    151,981     21,502    105,248     17,304     91,050
--------------------------------------------------------------------------------------------------

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The cost or amortized cost and NAIC market value* of the Company's common and preferred stocks as of December 31, 2007 and 2006 are set forth in the table below:

                                              December 31, 2007
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated....... $  498,958 $1,447,794  $138,650  $1,808,102    $2,310    $1,805,792
   Non-affiliated...  1,057,784    331,241    55,490   1,333,535        --     1,333,535
----------------------------------------------------------------------------------------
       Total........ $1,556,742 $1,779,035  $194,140  $3,141,637    $2,310    $3,139,327
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $     --  $       --    $   --    $       --
   Non-affiliated...    613,732         --     3,110     610,622        --       613,732
----------------------------------------------------------------------------------------
       Total........ $  613,732 $       --  $  3,110  $  610,622    $   --    $  613,732
========================================================================================

                                              December 31, 2006
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated....... $  610,842 $1,517,992  $60,010   $2,068,824     $--      $2,068,824
   Non-affiliated...    991,365    266,605   22,439    1,235,531      --       1,235,531
----------------------------------------------------------------------------------------
       Total........ $1,602,207 $1,784,597  $82,449   $3,304,355     $--      $3,304,355
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $    --   $       --     $--      $       --
   Non-affiliated...    577,109     11,225       --      588,334      --         587,471
----------------------------------------------------------------------------------------
       Total........ $  577,109 $   11,225  $    --   $  588,334     $--      $  587,471
========================================================================================

As of December 31, 2007 and 2006, the Company held derivative investments of $(289) and $0, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2007 and 2006 is set forth in the table below:

                                                        12 Months or Less   Greater than 12 Months         Total
------------------------------------------------------------------------------------------------------------------------
                                                        Fair     Unrealized  Fair      Unrealized    Fair     Unrealized
Description of Securities                               Value      Losses    Value       Losses      Value      Losses
------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments................................. $   12,878  $    98   $    406    $     16   $   13,284  $    114
   All other governments.............................     13,210      151     24,004          97       37,214       248
   States, territories and possessions...............    191,194    1,574     57,650         666      248,844     2,240
   Political subdivisions of states, territories and
     possessions.....................................    241,561    1,435         69          --      241,630     1,435
   Special revenue...................................  1,313,469   23,258      4,269          10    1,317,738    23,268
   Public utilities..................................      1,786        1     11,762          65       13,548        66
   Industrial and miscellaneous......................    719,728   10,065     99,735         782      819,463    10,847
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  2,493,826   36,582    197,895       1,636    2,691,721    38,218
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................      9,991    2,813    110,276     135,837      120,267   138,650
   Non-affiliated....................................    426,898   55,490         --          --      426,898    55,490
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    436,889   58,303    110,276     135,837      547,165   194,140
------------------------------------------------------------------------------------------------------------------------
   Preferred Stock...................................     15,904    3,110         --          --       15,904     3,110
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    452,793   61,413    110,276     135,837      563,069   197,250
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $2,946,619  $97,995   $308,171    $137,473   $3,254,790  $235,468
========================================================================================================================
As of December 31, 2006:
------------------------
   U. S. governments................................. $  101,082  $   767   $ 73,937    $  1,804   $  175,019  $  2,571
   All other governments.............................    683,798    1,753     57,405       1,264      741,203     3,017
   States, territories and possessions...............    135,854      161     64,833         767      200,687       928
   Political subdivisions of states, territories and
     possessions.....................................     80,117      277     35,991         519      116,108       796
   Special revenue...................................    289,115      808     39,210         396      328,325     1,204
   Public utilities..................................      1,236       14     18,342         446       19,578       460
   Industrial and miscellaneous......................     68,790      458    108,020       3,887      176,810     4,345
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  1,359,992    4,238    397,738       9,083    1,757,730    13,321
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................     51,933   11,938    192,596      48,072      244,529    60,010
   Non-affiliated....................................    137,829   17,626     90,656       4,813      228,485    22,439
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $1,549,754  $33,802   $680,990    $ 61,968   $2,230,744  $ 95,770
========================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events; or

As of December 31, 2007, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $16,271, $17,934 and $972 during 2007, 2006 and 2005, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $14,097, $776 and $2,542 in 2007, 2006 and 2005, respectively.

During 2007, 2006 and 2005, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2007    2006   2005
    ------------------------------------------------------------------------
    JC Flowers........................................ $ 6,017 $   -- $   --
    Electra European Fund ll..........................   2,619     --     --
    ATV VI............................................   1,604     --     --
    TH Lee Putnam.....................................   1,000     --     --
    Morgan Stanley III................................   1,032     --  1,684
    Gresham Global Investment Fund ll K4..............      --  2,559     --
    Items less than $1.0 million......................   1,820  1,051     11
    ------------------------------------------------------------------------
       Total.......................................... $14,092 $3,610 $1,695
    ========================================================================

As of December 31, 2007 and 2006, securities with a market value of $298,033 and $199,380, respectively, were on loan. The Company receives cash collateral in an amount in excess of the fair value of the securities lent. The affiliated lending agent monitors the daily fair value of securities lent with respect to the collateral value and obtains additional collateral as necessary to ensure that collateral is maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities lent. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


responsibility for the investment and control of such collateral. The securities lending transactions are accounted for as secured borrowings as required by SSAP No. 91. The decline in the fair value of the investments in the securities lending collateral account has been reported as a non-admitted asset in the financial statements presented herein.

In response to the lack of liquidity for certain investments in the current market environment, new securities lending collateral cash flow is being directed into short-term investments, and the level of liquidity in the securities lending collateral program has been increased significantly by repositioning to short-term investments (predominantly overnight commercial paper and time deposits). This repositioning resulted in the sale of certain long-term investments, primarily mortgage-backed bonds, in the third quarter of 2007, which generated the pretax realized losses. While these mortgage-backed bonds generally continued to be performing and highly rated, their liquidity and fair value was adversely affected by recent events in the mortgage-backed securities market. The Company's ultimate parent, AIG, deposited funds in the collateral custodial account equal to the pretax realized losses due to sales incurred between August 1 and December 31, 2007, and the Company recorded their allocated portion of such funds as capital contributions totaling $1,945. AIG has agreed to make additional contributions up to an aggregate limit of $500,000 to offset losses incurred by its insurance subsidiaries from securities lending collateral investments. Management expects that the higher level of liquidity currently maintained in the collateral will allow the Company to hold investments that are currently in an unrealized loss position until they can reasonably be expected to recover their value.

Securities carried at an amortized cost of $2,973,267 and $2,565,608 were deposited with regulatory authorities as required by law as of December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, included in Net Investment Income Earned were investment expenses of $9,607, $7,329 and $7,139, respectively and interest expense of $99,036, $98,741 and $77,243, respectively.

The Company reported hybrid securities totaling $127,153 and $140,662 as of December 31, 2007 and 2006, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2007, 2006 and 2005 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2007         2006         2005
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year.... $12,754,581  $11,620,078  $ 9,357,799
Adjustments for prior period corrections..........          --           --     (165,738)
Incurred losses and LAE related to:
   Current accident year..........................   5,366,376    5,343,020    5,111,414
   Prior accident years...........................     (80,939)      66,978    1,393,640
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE..............   5,285,437    5,409,998    6,505,054
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year..........................  (1,436,644)  (1,265,788)  (1,284,778)
   Prior accident years...........................  (2,871,272)  (3,009,707)  (2,792,259)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE..................  (4,307,916)  (4,275,495)  (4,077,037)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31,... $13,732,102  $12,754,581  $11,620,078
=========================================================================================

Estimated ultimate incurred losses and LAE attributable to insured events of prior years (decreased) increased by $(80,939), $66,978 and $1,393,640 during 2007, 2006 and 2005, respectively. For 2007, the Company experienced favorable loss and LAE reserve development primarily related to accident years 2004 through 2006, partially offset by adverse developments from accident years 2003 and prior. The favorable developments for accident year 2004 through 2006 were spread across many classes of business, primarily related to directors and officers' liability and related management liability classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006 and 2005, the Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors and officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $199,953, $198,524 and $188,050, respectively.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,987,568, $6,322,799 and $7,425,539, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A. National Union Inter-company Pooling Agreement
   ----------------------------------------------

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------------------
                                                                             NAIC Co. Participation
Member Company                                                                 Code      Percent
---------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA.....................  19445       38.0%
American Home Assurance Company.............................................  19380       36.0%
Commerce and Industry Insurance Company (C&I)...............................  19410       10.0%
New Hampshire Insurance Company (NHIC)......................................  23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP)...................  19429        5.0%
AIG Casualty Company (formerly known as Birmingham Fire Insurance Company of
  Pennsylvania) (AIG Casualty)..............................................  19402        5.0%
AIU Insurance Company (AIUI)................................................  19399        1.0%
American International South Insurance Company..............................  40258        0.0%
Granite State Insurance Company.............................................  23809        0.0%
Illinois National Insurance Company.........................................  23817        0.0%
===================================================================================================

   American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

   Effective January 1, 2008 AIUI will cease to be a member of the Commercial Pool. Cessions from AIUI to the Commercial Pool will be run off and AIUI's 1% participation will be retroactively reduced to zero. The pooling participation of C&I will be retroactively increased to 11%.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. American International Underwriters Overseas Association Pooling Arrangement
   ----------------------------------------------------------------------------

   AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

 ------------------------------------------------------------------------------
                                                         NAIC Co. Participation
 Member Company                                            Code      Percent
 ------------------------------------------------------------------------------
 American International Underwriters Overseas, Limited..     --       67.0%
 New Hampshire Insurance Company........................  23841       12.0%
 National Union Fire Insurance Company of Pittsburgh, PA  19445       11.0%
 American Home Assurance Company........................  19380       10.0%
 ==============================================================================

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and
   (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2007 and 2006, the Company's interest in the AIUOA amounted to $1,211,817 and $858,614, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   ------------------------------------------------------------------------
   As of December 31,                                      2007      2006
   ------------------------------------------------------------------------
   Loss and LAE reserves..............................   $876,280  $778,277
   Unearned premium reserves..........................   $355,239  $337,926
   Funds held.........................................   $ 23,885  $ 17,712
   Ceded balances payable.............................   $103,406         +
   Reinsurance recoverable............................   $(39,825)        +
   Retroactive reinsurance............................   $   (967)        +
   ========================================================================

--------
+ Beginning December 31, 2007, the Company increased the accounts recorded in connection with AIUOA to facilitate the detailed reporting in Schedule F.

   Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2007 and 2006, the Company's interest in AIG Europe S.A. amounted to $29,541 and $32,575, respectively.

C. Guarantee Arrangements
   ----------------------

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The guarantees that were in effect as of December 31, 2007 are included in the table below:

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Date    Policyholder's   Invested   Estimated Policyholder's
Guaranteed Company                                              Issued    Obligations      Assets      Loss       Surplus
-----------------------------------------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc......................        11/05/97   $     96,532  $    135,374   $  --     $    64,747
American International Insurance Company...............        11/05/97        339,348       607,588      --         367,164
AIG Mexico Seguros Interamericana, S.A. de C.V.........        12/15/97        146,257        89,058      --          93,151**
American International Insurance Company of
  California, Inc......................................        12/15/97        299,821        46,504      --          23,448
American International Insurance Company of New
  Jersey...............................................        12/15/97        102,911        45,221      --          30,214
AIG Advantage Insurance Company (formerly Minnesota
  Ins. Co.)............................................        12/15/97         38,748        48,482      --          22,398
Landmark Insurance Company, Ltd. (UK).................. (++) * 03/02/98        249,656     1,003,935      --       3,278,309
AIG Europe S.A.........................................        03/02/98      3,140,742     1,788,335      --       1,207,946**
AIG Edison Life Insurance Company......................        09/15/98     20,585,832    21,803,000      --       2,253,372
AIG SunAmerica Life Assurance Company.................. (+) *  01/04/99      3,976,384     4,815,099      --       1,154,680
First SunAmerica Life Insurance Company................     *  01/04/99      5,217,065     5,587,285      --         503,904
SunAmerica Life Insurance Company...................... (+) *  01/04/99     27,608,239    38,660,176      --       4,721,343
AIG Europe (Netherlands) N.V...........................        11/01/02        925,381       218,192      --         165,744**
American General Life Insurance Company................  (+)   03/03/03     30,797,466    29,036,959      --       3,206,772
American General Life and Accident Insurance
  Company..............................................        03/03/03      7,891,174     8,817,084      --         546,887
The United States Life Insurance Company of the City of
  NY...................................................        03/03/03      4,326,164     4,954,397      --         510,596
The Variable Annuity Life Insurance Company............  (+)   03/03/03     29,260,035    33,967,669      --       3,631,737
AIG Czech Republic Posjistovna, A.S....................        03/03/03              5            --      --          30,860**
Lloyd's Syndicate 1414.................................            (+++)       454,396       898,412      --         203,632**
-----------------------------------------------------------------------------------------------------------------------------
Total guarantees.......................................                   $135,456,156  $152,522,770   $  --     $22,016,904
=============================================================================================================================

--------
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on 12/15/04 and 1/20/05 were terminated on 10/31/07.
    Guarantee issued on 11/1/02 is still in effect.
* The guaranteed company is also backed by a support agreement issued by AIG. ** Policyholders' surplus is based on local GAAP financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


D. Investments in Affiliates

   As of December 31, 2007 and 2006, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2007 balance is net of $2,310 of non-admitted balances.

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost    December 31,   Change in Equity
Affiliated Common Stock Investments     Percent     2007            2007             2007
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   64,747        $  (4,865)
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         245,157         (155,861)
American International Realty
  Corporation.........................   31.47%     37,771          50,423            6,379
Eastgreen, Inc........................   13.42%     12,804           9,991           (4,231)
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445              --           (2,816)(a)
AIG Mexico Industrial, L.L.C..........   49.00%      8,725           8,959            6,517
American International Life Assurance
  Company.............................    0.00%         --              --         (157,619)
American International Insurance
  Company.............................   25.00%     25,000          91,791            2,334
AIG Claim Service, Inc................    0.00%         --              --          (46,675)
Transatlantic Holdings, Inc...........   33.34%     34,068       1,226,758          178,435
21st Century Insurance Group..........   16.30%    240,668         107,966          (84,630)
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $498,958      $1,805,792        $(263,032)
===============================================================================================

--------
(a)  Balance not admitted

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost   December 31,    Change in Equity
Affiliated Common Stock Investments     Percent     2006           2006              2006
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   69,612         $  9,783
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         401,018           69,103
American International Realty
  Corporation.........................   31.47%     29,581          44,044           18,696
Eastgreen, Inc........................   13.42%     12,804          14,222              287
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445           2,816          (18,531)
AIG Mexico Industrial, L.L.C..........   49.00%      9,463           2,442            1,425
American International Life Assurance
  Company.............................   22.48%     70,387         157,619            1,090
American International Insurance
  Company.............................   25.00%     25,000          89,457           13,559
AIG Claim Service, Inc................   50.00%     48,962          46,675          (12,204)
Transatlantic Holdings, Inc...........   33.34%     34,055       1,048,323          (86,094)
21st Century Insurance Group..........   16.65%    240,668         192,596           16,041
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $610,842      $2,068,824         $ 13,155
===============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see Note 2).

   The remaining equity interest in these investments, except for Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2007 and 2006, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,368,930 and $1,032,694, respectively.

   During 2007, the Company realized gains of $130,801 from the sale of American International Life Assurance Company and AIG Domestic Claims.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2007 and 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2007 and 2006 and all capital contributions and dividends.

---------------------------------------------------------------------------------------------------
                                                   Assets Received by      Assets Transferred by
                                                       the Company              the Company
---------------------------------------------------------------------------------------------------
  Date of       Explanation of        Name of     Statement
Transaction      Transaction         Affiliate      Value   Description Statement Value Description
---------------------------------------------------------------------------------------------------
 03/19/07         Bond sale             NHIC      $ 28,555     Cash        $ 28,555        Bond
 03/19/07         Bond sale         AIG Casualty    67,801     Cash          67,801        Bond
 03/19/07         Bond sale             C&I         36,452     Cash          36,452        Bond
 03/19/07         Bond sale             ISOP        59,458     Cash          58,121        Bond
 03/19/07         Bond sale          Lexington     139,013     Cash         137,416        Bond
 03/23/07         Bond sale          AIG Excess     25,556     Cash          24,981        Bond
 03/30/07          Dividend            AIGCIG           --      --          500,000        Cash
 05/31/07          Dividend            AIGCIG           --      --           75,000        Cash
 12/03/07          Dividend            AIGCIG           --      --           40,000        Cash
 08/30/07   Purchase of investment     AIGSL       136,735     Bonds        138,478        Cash
 12/17/07   Sale of investment (1)      AIG        191,000     Cash         191,000     Investment
 12/17/07   Sale of investment (2) National Union   59,000     Cash          59,000     Investment
 10/24/07    Capital contribution      AIGCIG        1,840    In kind            --         --
 12/31/07    Capital contribution      AIGCIG          105    In kind            --         --
 12/31/07    Capital contribution       AIG        160,000    In kind            --         --

--------
(1)  Sale of American International Life Assurance Company to AIG
(2)  Sale of AIG Domestic Claims to National Union
AIGSL: AIG Security Lending

------------------------------------------------------------------------------------------
                                          Assets Received by      Assets Transferred by
                                             the Company               the Company
------------------------------------------------------------------------------------------
  Date of    Explanation of    Name of  Statement
Transaction   Transaction     Affiliate   Value    Description Statement Value Description
------------------------------------------------------------------------------------------
06/29/2006  Loan Satisfaction A100 LLC  $1,170,421    Cash           $--           n/a
06/29/2006  Loan Satisfaction  AIRCO    $  239,966    Cash           $--           n/a
------------------------------------------------------------------------------------------

   The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

   The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2007, 2006 and 2005 are outlined in the table below:

   ---------------------------------------------------------------------------
   For the years ended December 31,                  2007     2006     2005
   ---------------------------------------------------------------------------
   AIG Technology, Inc............................ $ 28,562 $ 24,562 $ 24,421
   AIG Global Investment Corp.....................    7,273    6,047    3,668
   AIG Domestic Claims, Inc.......................  109,925  117,231  117,437
   ---------------------------------------------------------------------------
   Total.......................................... $145,760 $147,840 $145,526
   ===========================================================================

   As of December 31, 2007 and 2006, short-term investments included amounts invested in the AIG Managed Money Market Fund of $126,534 and $100,915, respectively.

   Federal and foreign income taxes recoverable from AIG as of December 31, 2007 and 2006 amounted to $143,717 and $63,569, respectively.

   During 2007 and 2005, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

     ---------------------------------------------------------------------
     As of December 31,                               2007   2006   2005
     ---------------------------------------------------------------------
     Accounts receivable sold....................... $53,865 $--  $191,606
     Losses recorded................................   1,605  --     3,436
     ---------------------------------------------------------------------

   There were no premium receivable sales in 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   As of December 31, 2007 and 2006, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     ----------------------------------------------------------------------
     As of December 31,                                   2007      2006
     ----------------------------------------------------------------------
     Balances with pool member companies............... $ 48,873 $1,449,305
     Balances less than 0.5% of admitted assets........  103,311     98,281
     ----------------------------------------------------------------------
     Payable to parent, subsidiaries and affiliates.... $152,184 $1,547,586
     ======================================================================
     Balances with pool member companies............... $113,001 $1,434,952
     Balances less than 0.5% of admitted assets........    2,694     49,603
     ----------------------------------------------------------------------
     Receivable from parent, subsidiaries and
       affiliates...................................... $115,695 $1,484,555
     ======================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. On March 31, 2006 the insured entered into a receivable sale agreement with A.I. Credit Corporation. (a wholly owned AIG subsidiary) to purchase the insured's March 2006 to March 2010 receivables of $117,000 for $100,000. On June 8, 2008 the insured entered into a further receivable sale agreement with A.I. Credit Corporation to purchase the insured's June 2010 to March 2013 receivables of $130,000 for $97,321.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,          2007                    2006                     2005
---------------------------------------------------------------------------------------------------------
                                   Written     Earned      Written     Earned      Written      Earned
---------------------------------------------------------------------------------------------------------
 Direct premiums................ $ 6,744,997 $ 7,388,935 $ 7,514,507 $ 7,180,260 $ 6,522,919 $ 6,219,261
 Reinsurance premiums assumed:
    Affiliates..................  11,006,993  11,024,337  11,336,822  11,001,341  11,104,687  11,235,985
    Non-affiliates..............     173,756     107,304      48,750     243,681      23,903    (176,461)
---------------------------------------------------------------------------------------------------------
        Gross premiums..........  17,925,746  18,520,576  18,900,079  18,425,282  17,651,509  17,278,785
---------------------------------------------------------------------------------------------------------
 Reinsurance premiums ceded:
    Affiliates..................   9,049,872   9,598,801   9,833,954   9,534,749   9,252,497   9,022,390
    Non-affiliates..............   1,215,889   1,218,759   1,182,156   1,190,522   1,247,759   1,210,575
---------------------------------------------------------------------------------------------------------
        Net premiums............ $ 7,659,985 $ 7,703,016 $ 7,883,969 $ 7,700,011 $ 7,151,253 $ 7,045,820
=========================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2007 and 2006 with the return of the unearned premium reserve is as follows:

                      Assumed Reinsurance    Ceded Reinsurance            Net
---------------------------------------------------------------------------------------
                      Unearned              Unearned              Unearned
                      Premium   Commission  Premium   Commission  Premium    Commission
                      Reserves    Equity    Reserves    Equity    Reserves     Equity
--------------------------------------------------------------------------------------
December 31, 2007
   Affiliates....... $5,562,341  $646,155  $3,295,177  $372,259  $2,267,164   $273,896
   Non-affiliates...     78,003     9,061     493,629    55,766    (415,626)   (46,705)
--------------------------------------------------------------------------------------
   Totals........... $5,640,344  $655,216  $3,788,806  $428,025  $1,851,538   $227,191
======================================================================================
December 31, 2006
   Affiliates....... $5,579,685  $675,713  $3,844,106  $423,050  $1,735,579   $252,663
   Non-affiliates...     11,551     1,399     496,499    54,641    (484,948)   (53,242)
--------------------------------------------------------------------------------------
   Totals........... $5,591,236  $677,112  $4,340,605  $477,691  $1,250,631   $199,421
======================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

    -----------------------------------------------------------------------
                                         Unearned  Paid Losses Reserves for
                                         Premium       and      Losses and
                                         Reserves      LAE         LAE
    -----------------------------------------------------------------------
    December 31, 2007
       Affiliates...................... $3,295,177  $195,333   $15,139,495
       Non-affiliates..................    493,629   405,240     2,668,848
    -----------------------------------------------------------------------
       Total........................... $3,788,806  $600,573   $17,808,343
    =======================================================================
    December 31, 2006
       Affiliates...................... $3,844,106  $ 82,387   $14,899,524
       Non-affiliates..................    496,499   405,856     2,873,315
    -----------------------------------------------------------------------
       Total........................... $4,340,605  $488,243   $17,772,839
    =======================================================================

The Company's unsecured reinsurance recoverables as of December 31, 2007 in excess of 3.0% of its capital and surplus is set forth in the table below:

  ---------------------------------------------------------------------------
                                                         NAIC Co.
  Reinsurer                                                Code     Amount
  ---------------------------------------------------------------------------
  Affilliates:
     National Union Pool................................          $15,376,524
     American International Underwriters Overseas, Ltd..     --       422,355
     American International Insurance Company...........  32220       395,324
     Transatlantic Reinsurance Company..................  19453       275,284
     New Hampshire Indemnity Company....................  23833       165,096
     AIG Global Trade and Political Risk Insurance Co...  10651       149,420
     American International Life Assurance Co. NY (US)..  60607        25,395
     United Guaranty Insurance Company..................  11715        11,406
     Hartford Steam Boiler Inspection and Insurance Co..  11452         9,316
     Audubon Insurance Company..........................  19933         6,563
     AIG Excess Liability Insurance Company, Ltd........  10932         2,629
     Ascot Syndicate Lloyds 1414........................     --         1,520
     AIUOA..............................................     --         1,314
     AIG General Ins Co (Thailand) (F/Universal)........     --         1,271
     Other affiliates below $1.0 million................     --         4,537
  ---------------------------------------------------------------------------
         Total affiliates...............................          $16,847,954
  ---------------------------------------------------------------------------
     Swiss Re Group.....................................     --       248,811
  ---------------------------------------------------------------------------
         Total non affiliates...........................              248,811
  ---------------------------------------------------------------------------
     Total affiliates and non affiliates................          $17,096,765
  ===========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company reported in its Statements of Income $144, $12,318 and $43,141, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $0 and $(1,710), respectively, less losses incurred of $144, $12,318 and $41,431, respectively, as a result of commutations with the following reinsurers:

    -----------------------------------------------------------------------
    Company                                            2007  2006    2005
    -----------------------------------------------------------------------
    Trenwick America.................................. $ -- $ 8,280 $    --
    Alea Group........................................   --   2,432      --
    SCOR Reinsurance Company..........................   --      --  42,442
    Other reinsurers below $1 million.................  144   1,606     699
    Total............................................. $144 $12,318 $43,141
    =======================================================================

As of December 31, 2007 and 2006, the Company had reinsurance recoverables on paid losses in dispute of $81,670 and $78,472, respectively.

During 2007, 2006 and 2005, the Company wrote-off reinsurance recoverables balances of $13,734, $30,849 and $65,282, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2007 and 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

  ---------------------------------------------------------------------------
                                            2007                 2006
  ---------------------------------------------------------------------------
                                     Assumed     Ceded    Assumed     Ceded
  ---------------------------------------------------------------------------
  Reserves transferred:

     Initial reserves.............. $ 216,347  $453,727  $ 216,347  $453,727
     Adjustments--prior year(s)....  (173,698)  (25,147)  (171,243)  (33,563)
     Adjustments--current year.....    15,598    16,474     (2,455)    8,416
  ---------------------------------------------------------------------------
     Balance as of December 31,....    58,247   445,054     42,649   428,580
  ---------------------------------------------------------------------------

  Paid losses recovered:

     Prior year(s).................    19,407   367,297     12,212   355,120
     Current year..................     8,354    12,448      7,195    12,177
  --------------------------------------------------------------------------
     Total recovered as of
       December 31,................    27,761   379,745     19,407   367,297
  --------------------------------------------------------------------------
     Carried reserves as of
       December 31,................ $  30,486  $ 65,309  $  23,242  $ 61,283
  ==========================================================================
  Consideration paid or received:

     Initial reserves.............. $ 201,597  $276,437  $ 201,597  $276,437
     Adjustments--prior year(s)....  (180,015)  (14,331)  (180,000)  (18,869)
     Adjustments--current year.....       133       431        (15)    4,538
  --------------------------------------------------------------------------
     Total paid as of December 31,. $  21,715  $262,537  $  21,582  $262,106
  ==========================================================================

                                     Assumed     Ceded    Assumed     Ceded
  --------------------------------------------------------------------------
  Special surplus from
    retroactive reinsurance:

     Initial surplus gain or loss
       realized.................... $      --  $ 47,559  $      --  $ 47,559
     Adjustments--prior year(s)....        --     2,289         --    20,548
     Adjustments--current year.....        --      (515)        --   (18,260)
  --------------------------------------------------------------------------
     Balance as of December 31,
       2007........................ $      --  $ 49,333  $      --  $ 49,847
  ==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2007, is set forth in the table below:

                                                        2007            2006
----------------------------------------------------------------------------------
Reinsurer                                          Assumed  Ceded  Assumed  Ceded
----------------------------------------------------------------------------------
   American International Reins. Co............... $    -- $44,140         $45,664
   American International Specialty Lines
     Insurance Company............................  26,275      --  17,247
   AXA Corporate Solutions........................      --   1,354
   Commerce and Industry Insurance Company of
     Canada.......................................   4,174      --   5,930
   Lyndon Property Ins. Company...................      --   1,142           1,780
   PEG Reinsurance Co.............................      --  13,978           8,830
   All other reinsurers less than $1.0 million....      37   4,695      65   5,009
----------------------------------------------------------------------------------
   Total.......................................... $30,486 $65,309 $23,242 $61,283
==================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the Company's deposit assets and liabilities were comprised of the following:

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct........................................................ $     --  $ 95,122    $    --    $     --
   Assumed.......................................................       --    94,389     98,917          --
   Ceded.........................................................  751,468        --         --     695,928
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $751,468  $189,511    $98,917    $695,928
=============================================================================================================

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2006:
   Direct........................................................ $     --  $ 77,954    $    --    $     --
   Assumed.......................................................       --    94,342     94,279          --
   Ceded.........................................................  809,537        --         --     703,508
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $809,537  $172,296    $94,279    $703,508
=============================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2007 and 2006 is set forth in the table below:

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                   Deposit     Deposit    Deposit      Deposit
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1                                              $ 809,537   $172,296   $1,336,343  $  486,910
   Deposit activity, including loss recoveries...................  (106,254)    17,935     (654,672)   (343,610)
   Interest income or expense, net of amortization of margin.....    39,148       (720)     113,438      28,996
   Non-admitted asset portion....................................     9,037         --       14,428          --
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $ 751,468   $189,511   $  809,537  $  172,296
================================================================================================================

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                  Funds Held Funds Held  Funds Held  Funds Held
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1............................................. $  94,279   $703,508   $  432,987  $1,006,426
   Contributions.................................................     4,664      1,016           --      60,915
   Withdrawals...................................................       (26)   (54,096)    (355,065)   (422,715)
   Interest......................................................        --     45,500       16,357      58,882
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $  98,917   $695,928   $   94,279  $  703,508
================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $611,039 and $630,370, respectively.

During 2007 and 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and $406,719, respectively, and funds held on deposit accounting liability of $1,347 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets-$97,009, funds held on deposit accounting-$332,073, deposit accounting liability-$314,735 and funds held on deposit accounting liability-$82,054.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2007 and 2006, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2007 and 2006 are as follows:

   ------------------------------------------------------------------------
   As of December 31,                                    2007        2006
   ------------------------------------------------------------------------
   Gross deferred tax assets......................... $1,205,925  $1,236,352
   Gross deferred tax liabilities....................    526,581     351,266
   ------------------------------------------------------------------------
   Net deferred tax assets/liabilities...............    679,344     885,086
   Non-admitted deferred tax assets in accordance
     with SSAP No.10, income taxes...................    296,766     463,186
   ------------------------------------------------------------------------
   Net admitted deferred tax assets                   $  382,578  $  421,900
   ========================================================================
   Increase in non-admitted deferred tax assets
      Adjustment to December 31, 2006 Surplus........    (83,683)
   Change in non-admitted deferred tax
     assets-current year............................. $  250,103
   ------------------------------------------------------------------------
   Change in non-admitted deferred tax assets........ $  166,420
   ========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's current federal income tax expense (benefit) was comprised of the following:

-----------------------------------------------------------------------------------------
For the years ended December 31,                               2007     2006      2005
-----------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net
  investment income......................................... $309,946 $261,144 $(252,358)
Federal income tax adjustment-prior year....................   38,413    2,119     9,311
-----------------------------------------------------------------------------------------
Current income tax expense (benefit)........................ $348,359 $263,263 $(243,047)
=========================================================================================

Income tax on realized capital gains........................ $ 29,141 $ 29,092 $  20,492
=========================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2007 and 2006, and changes in deferred income taxes for 2007 is set forth in the table below:

-------------------------------------------------------------------------------------------------
As of December 31,                                                2007        2006       Change
-------------------------------------------------------------------------------------------------
Deferred Tax Assets...........................................
   Loss reserve discount...................................... $  402,282  $  476,856  $ (74,574)
   Non-admitted assets........................................    208,445     160,128     48,317
   Unearned premium reserve...................................    313,279     316,291     (3,012)
   Partnership adjustments....................................     40,925      33,192      7,733
   Bad debt...................................................    151,901     183,902    (32,001)
   Other temporary difference.................................     89,093      65,983     23,110
-------------------------------------------------------------------------------------------------
       Gross deferred tax assets..............................  1,205,925   1,236,352    (30,427)
     Non-admitted deferred tax assets.........................   (296,766)   (546,869)   250,103
     Non-admitted deferred tax assets-Adj to Dec 31 2006
       surplus................................................         --      83,683    (83,683)
-------------------------------------------------------------------------------------------------
       Admitted deferred tax assets...........................    909,159     773,166    135,993
-------------------------------------------------------------------------------------------------
Deferred tax liabilities......................................
   Unrealized capital gains...................................   (393,879)   (236,490)  (157,389)
   Deferred tax remediation-Adj to Dec 31, 2006 surplus.......         --     (83,683)    83,683
   Partnership adjustments....................................    (67,403)     (7,437)   (59,966)
   Other temporary differences................................    (65,299)    (23,656)   (41,643)
-------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
       Net admitted deferred tax assets....................... $  382,578  $  421,900  $ (39,322)
=================================================================================================
   Gross deferred tax assets.................................. $1,205,925  $1,236,352  $ (30,427)
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
   Net deferred tax assets.................................... $  679,344  $  885,086  $(205,742)
=================================================================================================
   Income tax effect of unrealized capital (gains)/losses.....                           157,389
   Income tax effect of unrealized capital (gains) / losses
     -remediation adjustments.................................                           (25,438)
-------------------------------------------------------------------------------------------------
   Change in net deferred income taxes........................                         $ (73,791)
=================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2007, 2006 and 2005 are as follows:

                                                            2007                   2006                  2005
---------------------------------------------------------------------------------------------------------------------
                                                     Amount    Tax Effect   Amount    Tax Effect   Amount   Tax Effect
---------------------------------------------------------------------------------------------------------------------
Income before federal income taxes and capital
  gain taxes...................................... $1,725,242  $ 603,835  $1,271,556  $ 445,045  $(408,280) $(142,898)
Book to tax adjustments:
   Tax exempt income and dividends received
     deduction, net of proration..................   (543,812)  (190,334)   (455,068)  (159,274)  (296,930)  (103,926)
   Intercompany dividends.........................     (5,993)    (2,097)    (21,938)    (7,678)   (11,240)    (3,934)
   Meals and entertainment........................      1,749        612          --         --         --         --
   Non-deductible penalties.......................      1,508        528          --         --         --         --
   Change in non-admitted assets..................   (138,048)   (48,317)    132,784     46,474    (54,557)   (19,095)
   Federal income tax adjustment--prior year......         --     55,224          --         --         --     (9,311)
   Remediation adjustments........................         --         --     (17,777)    (6,222)  (103,837)   (36,343)
   Change in tax reserves.........................         --         --          --         --         --    (21,763)
   Change in tax position.........................         --     31,840          --         --         --         --
   Foreign tax credits............................         --         --          --    (14,104)        --    (52,544)
   Other..........................................         --         --          --      1,384         --        631
---------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments..................   (684,596)  (152,544)   (361,999)  (139,420)  (466,564)  (246,285)
---------------------------------------------------------------------------------------------------------------------
Federal taxable income............................ $1,040,646  $ 451,291  $  909,557  $ 305,625  $(874,844) $(389,183)
=====================================================================================================================

Current federal income tax expense................             $ 348,359              $ 263,263             $(243,047)
Income tax on net realized capital gains..........                29,141                 29,092                20,492
Change in deferred income taxes...................                73,791                 13,270              (166,628)
                                                               ---------              ---------             ---------
Total federal income tax benefit..................             $ 451,291              $ 305,625             $(389,183)
                                                               =========              =========             =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

--------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     Current year                                                 $ 225,980
     ------------                                                 ---------
     First preceding year........................................ $188,321
     ----------------------------------------------------------------------

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $231,602 during 2007 and $372,256 during 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

          ------------------------------------------------------------
          Gross unrecognized tax benefits at January 1,         2007
          ------------------------------------------------------------
             Increases in tax positions for prior years....... $ 3,527
             Decreases in tax positions for prior years.......  33,171
             Increases in tax positions for current years.....      --
             Lapse in statute of limitations..................      --
             Settlements......................................      --
          ------------------------------------------------------------
          Gross unrecognized tax benefits at December 31, 2007 $36,698
          ============================================================

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $36,698. The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $36,698.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, the Company had accrued $727 and $6,868 respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $6,141 of interest and penalties in the Statement of Income.

The Company does not believe that there will be a material change to the balance of unrecognized tax benefit within the next twelve months.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                     Major Tax Jurisdictions Open Tax Years
                     --------------------------------------
                          United States.....   1997-2006

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A. Pension
   -------

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.

   --------------------------------------------------------
   As of December 31,                   2007       2006
   --------------------------------------------------------
   Fair value of plan assets........ $3,004,869 $2,637,415
   Less projected benefit obligation  2,719,971  2,673,615
   --------------------------------------------------------
   Funded status.................... $  284,898 $  (36,200)
   ========================================================

   The Company's share of net expense for the qualified pension plan was $5,001, $9,000 and $6,500 for the years ended December 31, 2007, 2006 and
   2005, respectively.

   The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2007 and 2006, the Company recorded in other liabilities its pension liabilities which amounted to $6,018 and $2,705, respectively.

B. Postretirement Benefit Plans
   ----------------------------

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over. AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
   (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2007 and 2006 were $190,417 and $184,884, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $310, $282 and $200 for the years ended December 31, 2007, 2006 and 2005, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2007, 2006 and 2005 are set forth in the table below:

   -------------------------------------------------------------------------
   As of December 31,                            2007      2006      2005
   -------------------------------------------------------------------------
      Discount rate...........................     6.50%     6.00%     5.50%
      Rate of compensation increase (average).     4.25%     4.25%     4.25%
      Measurement date........................ December  December  December
                                               31, 2007  31, 2006  31, 2005

      Medical cost trend rate.................      N/A       N/A       N/A
   =========================================================================

C. Stock Option and Deferred Compensation Plans
   --------------------------------------------

   Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2007, 2006 and 2005, AIG allocated $14,028, $6,242 and $2,177, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D. Post-employment Benefits and Compensated Balances
   -------------------------------------------------

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Impact of Medicare Modernization Act on Post Retirement Benefits
   ----------------------------------------------------------------

   On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2007 is $3,677.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A. Capital and Surplus
   -------------------

The portion of unassigned surplus as of December 31, 2007 and 2006 represented by each item below is as follows:

   -------------------------------------------------------------------------
                                                       2007         2006
   -------------------------------------------------------------------------
   Unrealized gains................................ $2,030,455  $ 2,001,686
   Non-admitted asset values....................... $ (976,915) $(1,161,800)
   Provision for reinsurance....................... $ (115,844) $  (128,824)
   =========================================================================

   During 2005, the board of directors of AIG, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate
   Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

   During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Risk-Based Capital Requirements
   -------------------------------

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2007 reporting period.

C. Dividend Restrictions
   ---------------------

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2007) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2007, the maximum dividend payment, which may be made without prior approval during 2008, is approximately $729,696.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   During 2007, the Company paid $615,000 in ordinary dividends to AIGCIG. Refer to Note 5E for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 12 - CONTINGENCIES
-----------------------

A. Legal Proceedings
   -----------------

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000 plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court has stayed all proceedings pending an appeal by the intervening plaintiffs of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Plaintiffs) sued (i) The Robert Plan Corporation
   (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Plaintiffs; (ii) certain affiliates of RPC; and
   (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On
   March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000 unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in rehabilitation with the Commissioner of the New Jersey Department of Banking and Insurance as rehabilitator, the AIG Parties believe that only the Commissioner - and not RPC - has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding.

   The AIG Plaintiffs believe RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (the
   Pool), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. AIG filed its answer on January 22, 2008. On February 5, 2008, following agreement of the parties, the court entered an order staying all proceedings; that stay was lifted on March 14, 2008. On March 17, 2008, AIG filed an amended answer, counterclaims, and third-party complaint against the Pool, its board members, and certain of the workers compensation carriers that are members of the Pool. The third-party complaint alleges claims under the Racketeering Influenced and Corrupt Organizations Act, in addition to conspiracy, fraud, and other state law claims. Discovery in this case has been stayed through June 17, 2008.

   A lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, was dismissed on March 28, 2008. The deadline for the plaintiffs to file a Notice of Appeal from this ruling is April 28, 2008.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. The complaint in the action was amended on March 24, 2008, and AIG's deadline to respond is April 14, 2008.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In early 2008, AIG was

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   informed that the Settlement Review Working Group had been disbanded in favor of a multi-state targeted market conduct exam focusing on workers compensation insurance, which is in progress.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the First Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the First Employee Benefits Complaint, and, together with the First Commercial Complaint, the multi-district litigation).

   The plaintiffs in the First Commercial Complaint were nineteen corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania, American International Insurance Company and The Hartford Steam Boiler Inspection and Insurance Company. The First Commercial Complaint also named ten brokers and fourteen other insurers as defendants (two of which have since settled). The First Commercial Complaint alleged that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The First Commercial Complaint also alleged that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the First Commercial Complaint alleged that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the First Employee Benefits Complaint were nine individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from August 26, 1994 to the date of any class certification. The First Employee Benefits Complaint named AIG, and certain of its subsidiaries, including American Home, as well as eleven brokers and five other insurers, as defendants. The activities alleged

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   in the First Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the First Commercial Complaint.

   On October 3, 2006, Judge Hochberg of the District of New Jersey reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss the multi-district litigation. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants in the two consolidated actions, filed renewed motions to dismiss on November 30, 2006. On February 16, 2007, the case was transferred to Judge Garrett E. Brown, Chief Judge of the District of New Jersey. On April 5, 2007, Chief Judge Brown granted the defendants' renewed motions to dismiss the First Commercial Complaint and First Employee Benefits Complaint with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days, later extended to 45 days, to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that were part of the multi-district litigation until any renewed motions to dismiss the amended complaints were resolved.

   A number of complaints making allegations similar to those in the First Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation proceeding. These efforts have generally been successful, although plaintiffs in one case pending in Texas state court have moved to re-open discovery; a hearing on that motion is scheduled for April 9, 2008. Notably, AIG has recently settled several of the various federal and state actions alleging claims similar to those in the multi-district litigation.

   Plaintiffs filed amended complaints in both In re Insurance Brokerage Antitrust Litigation (the Second Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Second Employee Benefits Complaint) along with revised particularized statements in both actions on May 22, 2007. The allegations in the Second Commercial Complaint and the Second Employee Benefits Complaint were substantially similar to the allegations in the First Commercial Complaint and First Employee Benefits Complaint, respectively. The complaints also attempted to add several new parties and delete others; the Second Commercial Complaint added two new plaintiffs and twenty seven new defendants (including three new AIG defendants), and the Second Employee Benefits Complaint added eight new plaintiffs and nine new defendants (including two new AIG defendants). The defendants filed motions to dismiss the amended complaints and to strike the newly added parties. The Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Second Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Second Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Second Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Second Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Second Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Several tag-along actions that were consolidated before Chief Judge Brown are still pending in the District Court. Those actions are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the Second Commercial Complaint and the Second Employee Benefits Complaint. On February 19, 2008, Appellants filed their appeal brief with the Third Circuit with respect to the Second Commercial Complaint, and Appellees filed their brief on April 7, 2008. Oral argument has not yet been scheduled in that appeal.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Second Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007, and a hearing on the motion to dismiss is currently scheduled for April 29, 2008. Discovery is stayed in the case pending a ruling on the motion to dismiss or until May 15, 2008, whichever occurs first.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are occupationally ill or injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The Court has preliminarily approved the settlement and payment of the settlement funds was made into an escrow account on February 8, 2008. The court will hold a final approval hearing on May 29, 2008. In the meantime, the appeal as to the other defendants remains pending. In the event that the settlement is not finally approved, AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not currently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves
   -----------------------------------

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

   The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

   The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2007, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                                             Asbestos Losses               Environmental Losses
-------------------------------------------------------------------------------------------------------------------
                                                      2007        2006        2005       2007      2006      2005
-------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year.......... $1,098,137  $1,087,625  $  693,044  $178,384  $288,676  $256,889
   Incurred losses and LAE........................     34,757     159,878     489,955      (468)  (75,819)   63,051
   Calendar year paid losses and LAE..............   (149,863)   (149,366)    (95,374)  (40,781)  (34,473)  (31,264)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year................ $  983,031  $1,098,137  $1,087,625  $137,135  $178,384  $288,676
===================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year.......... $   97,344  $   97,399  $   90,162  $  4,948  $  6,561  $  6,626
   Incurred losses and LAE........................      5,160      14,332      14,722     1,386    (1,462)      830
   Calendar year paid losses and LAE..............    (12,849)    (14,387)     (7,485)     (401)     (151)     (895)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $   89,655  $   97,344  $   97,399  $  5,933  $  4,948  $  6,561
===================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year.......... $  533,105  $  518,246  $  348,261  $ 92,210  $134,977  $142,025
   Incurred losses and LAE........................     10,155      83,696     209,273     1,691   (22,324)   16,410
   Calendar year paid losses and LAE..............    (79,170)    (68,837)    (39,288)  (22,273)  (20,443)  (23,458)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $  464,090  $  533,105  $  518,246  $ 71,628  $ 92,210  $134,977
===================================================================================================================

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                        Asbestos Losses         Environmental Losses
------------------------------------------------------------------------------------------------------
                                                     2007     2006     2005    2007    2006     2005
------------------------------------------------------------------------------------------------------
Direct basis...................................... $619,127 $736,453 $780,191 $56,093 $70,439 $126,306
Assumed reinsurance basis.........................   44,945   61,885   61,056   1,191     614    1,383
Net of ceded reinsurance basis....................  296,910  378,726  373,664  25,942  37,524   61,177

The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                       Asbestos Losses      Environmental Losses
--------------------------------------------------------------------------------------------------
                                                    2007    2006    2005    2007    2006    2005
--------------------------------------------------------------------------------------------------
Direct basis...................................... $68,792 $81,828 $86,688 $24,040 $30,189 $54,131
Assumed reinsurance basis.........................   6,570   6,876   6,784     351     263     593
Net of ceded reinsurance basis....................  34,565  42,081  41,518  10,958  16,082  26,219

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2007 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases
   ------

   The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $44,783, $38,451 and $34,816 in 2007, 2006 and 2005,
   respectively.

   At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

          2008.............................................. $ 54,090
          2009..............................................   51,789
          2010..............................................   51,290
          2011..............................................   49,518
          2012..............................................   51,631
          Thereafter........................................  333,418
          -----------------------------------------------------------
             Total minimum lease payments................... $591,736
          ===========================================================

   Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D. Other Contingencies
   -------------------

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2007, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2007, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $667,318, and included unrecorded loss contingencies of $802,835.

   As part of its private equity portfolio investment, as of December 31, 2007 the Company may be called upon for an additional capital investment of up to $667,318. The Company expects only a small portion of this portfolio will be called during 2008.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2007 and 2006, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,620,497 and $3,833,600, respectively. As of December 31, 2007 and 2006, the amount billed and recoverable on paid claims amounted to $289,629 and $332,913, respectively, of which $16,272 and $19,716, respectively, were non-admitted.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2007, 2006 and 2005, policyholder dividends amounted to $123, $1,344 and $19, respectively, and were reported as Other Gains in the accompanying statements of income.

As of December 31, 2007 and 2006, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

        ----------------------------------------------------------------
        Other Admitted Assets                         2007       2006
        ----------------------------------------------------------------
        Guaranty funds receivable or on deposit... $  18,468  $  18,220
        Loss funds on deposit.....................   103,439     92,573
        Outstanding loss drafts--suspense accounts   430,304    489,807
        Accrued recoverables......................        --      4,691
        Other.....................................    25,777      3,176
        Allowance for doubtful accounts...........  (395,847)  (429,224)
        ----------------------------------------------------------------
           Total other admitted assets............ $ 182,141  $ 179,243
        ================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2007 the Company's liability for insolvency assessments amounted to $39,027 with a related asset for premium tax credits of $18,468. Of the amount accrued, the Company expects to pay approximately $20,558 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,041 of premium tax offset credits and the associated liability in years two through five. The remaining $6,427 will be realized between years five and ten.

The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2007 and 2006, the Company had established an allowance for doubtful accounts of $395,847 and $429,224, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company recorded $89,886, $49,761 and $145,742, respectively, of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

As of December 31, 2007 and 2006, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

--------------------------------------------------------------------------------
Other liabilities                                               2007     2006
--------------------------------------------------------------------------------
Other liabilites............................................. $153,990 $107,092
Amounts withheld or retained by company for account of others   13,840   28,058
Loss clearing................................................   15,325   12,166
Policyholder funds on deposit................................   11,341   11,572
Liability for pension and severance pay......................    6,018    2,705
Remmittances and items not allocated.........................   39,116   37,240
Accrued retrospective premiums...............................   41,587   77,001
Accounts payable.............................................   24,852   23,743
Deferred commission earnings.................................   11,890   10,039
Service carrier liabilty.....................................    9,195    2,336
Retroactive reinsurance payable..............................   16,299  (14,859)
--------------------------------------------------------------------------------
Total other liabilties....................................... $343,453 $297,093
================================================================================

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In January 2008, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2007 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2007 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2006 surplus position.

Refer to other subsequent events in Notes 5 and 11.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)    Board of Directors Resolution.

       (1) Certified resolutions regarding organization of Separate Account VUL-2. (1)

(b)    Custodian Agreements. Inapplicable.

(c)    Underwriting Contracts.

       (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (10)

       (2)    Form of Selling Group Agreement. (2)

       (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)    Contracts.

       (1) Specimen form of EquiBuilder/TM/ II Flexible Premium Life Insurance Policy (Policy Form No. T1735) (1)

       (2)    Specimen form of Accidental Death Benefit Rider. (1)

       (3)    Specimen form of Term Insurance Rider. (1)

       (4)    Specimen form of Children's Term Insurance Rider. (1)

       (5)    Specimen form of Disability Rider--Waiver of Monthly
              Deductions. (1)

       (6) Specimen form of Endorsement to EquiBuilder II Flexible Premium Life Insurance Policy when issued to a Policy Owner in the State of Texas. (1)

       (7)    Assumption Certificate. (2)

(e)    Applications.

       (1)    Specimen form of Application for EquiBuilder II Policy. (3)

       (2)    Specimen form of Supplemental Application. (4)

       (3)    Form of Telephone Authorization Form, Form No. AGLC 10255
              Rev0103. (2)

       (4) Form of amended Life Insurance Application--Part A, Form No. AGLC 100565-2003. (19)

       (5) Form of amended Life Insurance Application--Part B, Form No. AGLC 100566-2003. (13)

       (6) Form of Request for Investment Division/Series Transfer Form, Form No. AGLC 100553. (2)

       (7)    Form of Cash Disbursement Request Form, Form No. AGLC0109
              Rev0904. (18)

       (8)    Form of Assignment Form, Form No. AGLC0205 Rev0904. (18)

       (9) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (18)

       (10)   Form of Name and Address Change Form, Form No. AGLC0222
              Rev0904. (18)

       (11)   Form of Change of Ownership Form, Form No. AGLC0113 Rev0705. (18)

       (12)   Form of Cash Surrender Request Form, Form No. AGLC0112
              Rev0403. (18)

       (13)   Form of Change of Beneficiary Form, Form No. AGLC0108
              Rev0904. (18)

       (14) Specimen form of Limited Temporary Life Insurance Application, Form No. AGLC101431-2005. (19)

       (15) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (18)

       (16) Form of In-Force Change Application Form, Form No. AGLC 100386-2002. (18)

       (17)   Form of Service Request Form, Form No. AGLC0107 0904. (18)

(f)    Depositor's Certificate of Incorporation and By-Laws.

       (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (5)

       (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (6)

       (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (15)

(g)    Reinsurance Contracts.

       (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (22)

       (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (22)

       (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (22)

       (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (22)

(h)    Participation Agreements.

       (1)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (24)

       (2)(a) Form of Participation Agreement among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (8)

       (2)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (7)

       (2)(c) Form of Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (2)

       (2)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (22)

       (3)(a) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (21)

       (4)(a) Form of Service Agreement by and between Fidelity Investment Institutional Operations Company, Inc. and American General Life Insurance Company. (7)

       (4)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (21)

       (5)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (22)

       (6)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (22)

(i)    Administrative Contracts.

       (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance
              Company. (12)

       (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (12)

       (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (12)

       (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (12)

       (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (12)

       (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (12)

       (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (14)

(j)    Other Material Contracts.

       (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (15)

       (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 20006. (20)

(k)    Legal Opinions.

       (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (11)

       (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (16)

(l)    Actuarial Opinions.

       (1) Opinion of Robert M. Beuerlein, Senior Vice President-- Actuarial/Financial. (9)

       (2) Opinion and Consent of American General Life Insurance Company's actuary. (11)

(m)    Calculation. None

(n)    Other Opinions.

       (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)    Omitted Financial Statements. None

(p)    Initial Capital Agreements. None

(q)    Redeemability Exemption.

       (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for EquiBuilder II and III Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2007. (23)

(r)    Powers of Attorney.

       (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (17)

       (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company. (23)

       (3) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Worth Gordon Knight, Jr., Director, of American Home Assurance Company. (25)

       (4) Power of Attorney with respect to Registration Statements and Amendments thereto removing Worth Gordon Knight, Jr., Director, and adding Mark Timothy Willis, Director, of American Home Assurance Company. (26)

--------------------------------------------------------------------------------
(1) Incorporated by reference of Post-Effective Amendment No.12 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin
       Life Insurance Company Separate Account VUL-2 filed April 30, 1999.

(2) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin
       Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 18, 2002.

(5) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(6) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(7) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(9) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 28, 2000.

(10) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(11) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(12) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(13) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(14) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on October 24, 2005.

(17) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on March 31, 2006.

(18) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(19) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(20) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

(22) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(23) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on May 1, 2007.

(24) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(25) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 22, 2007.

(26) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2008.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             ------------------------------------------------
Rodney O. Martin, Jr.          Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff            Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong             Director, President-AIG Benefit Solutions Profit
3600 Route 66                  Center
Neptune, NJ 07754-1580

Mary Jane B. Fortin            Director, Executive Vice President and Chief
2929 Allen Parkway             Financial Officer
Houston, TX 77019

David L. Herzog                Director
70 Pine Street
New York, NY 10270

Richard A. Hollar              Director, President-Life Profit Center and Chief
750 West Virginia Street       Executive Officer-Life Profit Center
Milwaukee, WI 53204

Royce G. Imhoff, II            Director, President-Independent Distribution
2929 Allen Parkway
Houston, TX 77019

David W. O'Leary               Director, President-Specialty Markets Group and
2929 Allen Parkway             Chief Executive Officer-Specialty Markets Group
Houston, TX 77019

Gary D. Reddick                Director
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift           Director
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             ------------------------------------------------
James W. Weakley               Director
2929 Allen Parkway
Houston, TX 77019

Matthew E. Winter              Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman                  President-Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Dennis Roberts                 President-Independent Agency Group
2929 Allen Parkway
Houston, TX 77019

Richard C. Schuettner          President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                    President-Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele               President-Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don M. Ward                    President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

Rebecca G. Campbell            Executive Vice President-Human Resources
2929 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson             Executive Vice President and Chief Information
2929 Allen Parkway             Officer
Houston, TX 77019

Rodney N. Hook                 Executive Vice President-AIG Benefit Solutions
3600 Route 66                  Profit Center and Chief Risk Officer-AIG Benefit
Neptune, NJ 07754              Solutions Profit Center

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             ------------------------------------------------
Gary Parker                    Executive Vice President and Chief Product
2929 Allen Parkway             Officer
Houston, TX 77019

Dan E. Trudan                  Executive Vice President and Chief Operations
2929 Allen Parkway             Officer
Houston, TX 77019

Steven D. Anderson             Senior Vice President-Life Profit Center &
2929 Allen Parkway             Independent Distribution and Chief Financial
Houston, TX 77019              Officer-Life Profit Center & Independent
                               Distribution

Erik A. Baden                  Senior Vice President-Strategic Marketing and
2929 Allen Parkway             Business Development
Houston, TX 77019

Wayne A. Barnard               Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein            Senior Vice President and Chief and Appointed
2727-A Allen Parkway           Actuary
Houston, TX 77019

Don Cummings                   Senior Vice President and Chief Accounting
2727-A Allen Parkway           Officer
Houston, TX 77019

James A. Galli                 Senior Vice President and Chief Business
70 Pine Street                 Development Officer
New York, NY 10270

Robert M. Goldbloom            Senior Vice President-Terminal Funding Annuities
70 Pine Street
New York, NY 10270

William F. Guterding           Senior Vice President
70 Pine Street
New York, NY 10270

Robert F. Herbert, Jr.         Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Kyle L. Jennings               Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy                Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frank A. Kophamel              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Charles L. Levy                Senior Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Edmund D. McClure              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             ------------------------------------------------
Laura W. Milazzo               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien            Senior Vice President, Chief Marketing Officer -
2929 Allen Parkway             Independent Agency Group
Houston, TX 77019

William J. Packer              Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frederic R. Yopps              Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Chris Ayers                    Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Laura J. Borowski              Vice President
750 West Virginia St.
Milwaukee, WI 53204

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
James B. Brown                 Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield           Vice President
3600 Route 66
Neptune, NJ 07754

Valerie A. Childrey            Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi               Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack             Vice President
2929 Allen Parkway
Houston, TX 77019

Elizabeth Dobbs                Vice President
2727 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield         Vice President
750 West Virginia Street
Milwaukee, WI 53204

Timothy M. Donovan             Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
John T. Fieler                 Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Patrick S. Froze               Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Brad J. Gabel                  Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.      Vice President
2727-A Allen Parkway
Houston, TX 77019

Liza Glass                     Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace                   Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer           Vice President
3051 Hollis Drive
Springfield, IL 62704

Daniel J. Gutenberger          Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Joel H. Hammer                 Vice President
70 Pine Street
New York, NY 10270

D. Leigh Harrington            Vice President
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Keith C. Honig                 Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard              Vice President
2727-A Allen Parkway
Houston, TX 77019

Janna M. Hubble                Vice President
2929 Allen Parkway
Houston, TX 77019

Donald E. Huffner              Vice President and Real Estate Investment
70 Pine Street                 Officer
New York, NY 10270

Walter P. Irby                 Vice President-Specialty Marketing Group and
2929 Allen Parkway             Chief Financial Officer-Specialty Marketing
Houston, TX 77019              Group

Sharla A. Jackson              Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Michael J. Krugel              Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Robert J. Ley                  Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Gwendolyn J. Mallett           Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                  Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Melvin C. McFall               Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Beverly A. Meyer               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael             Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                  Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller               Vice President
3051 Hollis Drive
Springfield, IL 62704

Michael R. Murphy              Vice President
750 West Virginia Street
Milwaukee, WI 53204

David W. Napoli                Vice President
2727 Allen Parkway
Houston, TX 77019

Carl T. Nichols                Vice President and Medical Director
205 E. 10th Avenue
Amarillo, TX 79101

Deanna D. Osmonson             Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.           Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Lori J. Payne                  Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival              Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Andrew J. Rasey                Vice President
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel               Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins                  Vice President
175 Water Street
New York, NY 10038

Walter J. Rudecki, Jr.         Vice President
2929 Allen Parkway
Houston, TX 77019

John Rugel                     Vice President
750 West Virginia Street
Milwaukee, WI 53204

Dale W. Sachtleben             Vice President
3051 Hollis Drive
Springfield, IL 62704

Richard W. Scott               Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Michael C. Sibley              Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale A. Stewart                Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS               AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------             -----------------------------------------------
Gregory R. Thornton            Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba              Vice President
2929 Allen Parkway
Houston, TX 77019

Sarah Van Beck                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Christian D. Weiss             Vice President
3051 Hollis Drive
Springfield, IL 62704

Cynthia P. Wieties             Vice President
2929 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck              Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file Number 001-08787, accession number 0000950123-08-002280, filed February 28, 2008.

                              SUBSIDIARIES OF AIG

                                                                                    PERCENTAGE
                                                                                    OF VOTING
                                                                                    SECURITIES
                                                                    JURISDICTION OF  HELD BY
                                                                     INCORPORATION  IMMEDIATE
AS OF DECEMBER 31, 2007                                             OR ORGANIZATION PARENT/(1)/
-----------------------                                             --------------- ----------
American International Group, Inc./(2)/                                   Delaware          /(3)/
 AIG Capital Corporation                                                  Delaware       100
   AIG Capital India Private Limited                                         India     99.99/(4)/
     AIG Global Asset Management Company (India) Private Limited             India        99/(5)/
   AIG Consumer Finance Group, Inc.                                       Delaware       100
     AIG Bank Polska S.A.                                                   Poland     99.92
     AIG Credit SA                                                          Poland       100
     Compania Financiera Argentina S.A.                                  Argentina       100
   AIG Credit Corp.                                                       Delaware       100
     A.I. Credit Consumer Discount Company                            Pennsylvania       100
     A.I. Credit Corp.                                               New Hampshire       100
     AICCO, Inc.                                                          Delaware       100
     AICCO, Inc.                                                        California       100
     AIG Credit Corp. of Canada                                             Canada       100
     Imperial Premium Funding, Inc.                                       Delaware       100
   AIG Equipment Finance Holdings, Inc.                                   Delaware       100
     AIG Commercial Equipment Finance, Inc.                               Delaware       100
       AIG Commercial Equipment Finance Company, Canada                     Canada       100
     AIG Rail Services, Inc.                                              Delaware       100
   AIG Finance Holdings, Inc.                                             New York       100
     AIG Finance (Hong Kong) Limited                                     Hong Kong       100
   American General Finance, Inc.                                          Indiana       100
     American General Auto Finance, Inc.                                  Delaware       100
     American General Finance Corporation                                  Indiana       100
       Merit Life Insurance Co.                                            Indiana       100
       MorEquity, Inc.                                                      Nevada       100
        Wilmington Finance, Inc.                                          Delaware       100
       Ocean Finance and Mortgages Limited                                 England       100
       Yosemite Insurance Company                                          Indiana       100
        CommoLoCo, Inc.                                                Puerto Rico       100
   American General Financial Services of Alabama, Inc.                   Delaware       100
   AIG Global Asset Management Holdings Corp.                             Delaware       100
     AIG Asset Management Services, Inc.                                  Delaware       100
     AIG Capital Partners, Inc.                                           Delaware       100
     AIG Equity Sales Corp.                                               New York       100
     AIG Global Investment Corp.                                        New Jersey       100
     AIG Global Real Estate Investment Corp.                              Delaware       100
     AIG Securities Lending Corp.                                         Delaware       100
     Brazos Capital Management, L.P.                                      Delaware       100
   International Lease Finance Corporation                              California     67.23/(6)/
 AIG Egypt Insurance Company S.A.E.                                          Egypt     90.05/(7)/
 AIG Federal Savings Bank                                                      USA       100

                              SUBSIDIARIES OF AIG

                                                                                     PERCENTAGE
                                                                                     OF VOTING
                                                                                     SECURITIES
                                                                     JURISDICTION OF  HELD BY
                                                                      INCORPORATION  IMMEDIATE
AS OF DECEMBER 31, 2007                                              OR ORGANIZATION PARENT/(1)/
-----------------------                                              --------------- ----------
 AIG Financial Advisor Services, Inc.                                    Delaware        100
   AIG Global Investment (Luxembourg) S.A.                             Luxembourg        100
 AIG Financial Products Corp.                                            Delaware        100
   AIG Matched Funding Corp.                                             Delaware        100
   Banque AIG                                                              France         90/(8)/
 AIG Funding, Inc.                                                       Delaware        100
 AIG Global Trade & Political Risk Insurance Company                   New Jersey        100
 AIG Israel Insurance Company Ltd.                                         Israel      50.01
 AIG Kazakhstan Insurance Company                                      Kazakhstan         60
AIG Life Holdings (International) LLC                                    Delaware        100
   AIG Star Life Insurance Co., Ltd.                                        Japan        100
   American International Reinsurance Company, Ltd.                       Bermuda        100
     AIG Edison Life Insurance Company                                      Japan         90/(9)/
     American International Assurance Company, Limited                  Hong Kong        100
     American International Assurance Company (Australia) Limited       Australia        100
     American International Assurance Company (Bermuda) Limited           Bermuda        100
       American International Assurance Co. (Vietnam) Limited             Vietnam        100
       Tata AIG Life Insurance Company Limited                              India         26
     Nan Shan Life Insurance Company, Ltd.                                 Taiwan      95.27
AIG Life Holdings (US), Inc.                                                Texas        100
   AGC Life Insurance Company                                            Missouri        100
     AIG Annuity Insurance Company                                          Texas        100
     AIG Life Holdings (Canada), ULC                                       Canada        100
       AIG Assurance Canada                                                Canada        100
       AIG Life Insurance Company of Canada                                Canada        100
     AIG Life of Bermuda, Ltd.                                            Bermuda        100
     AIG Life Insurance Company                                          Delaware        100
     American General Life and Accident Insurance Company               Tennessee        100
       Volunteer Vermont Holdings, LLC                                    Vermont        100
        Volunteer Vermont Reinsurance Company                             Vermont        100
     American General Life Insurance Company                                Texas        100
       AIG Enterprise Services, LLC                                      Delaware        100
       American General Annuity Service Corporation                         Texas        100
       American General Life Companies, LLC                              Delaware        100
       The Variable Annuity Life Insurance Company                          Texas        100
        AIG Retirement Services Company                                     Texas        100
     American International Life Assurance Company of New York           New York        100
     American General Bancassurance Services, Inc.                       Illinois        100
     American General Property Insurance Company                        Tennessee      51.85/(10)/
       American General Property Insurance Company of Florida             Florida        100
   The United States Life Insurance Company in the City of New York      New York        100
American General Assurance Company                                       Illinois        100
   American General Indemnity Company                                    Illinois        100
   American General Investment Management Corporation                    Delaware        100

                              SUBSIDIARIES OF AIG

                                                                                         PERCENTAGE
                                                                                         OF VOTING
                                                                                         SECURITIES
                                                                         JURISDICTION OF  HELD BY
                                                                          INCORPORATION  IMMEDIATE
AS OF DECEMBER 31, 2007                                                  OR ORGANIZATION PARENT/(1)/
-----------------------                                                  --------------- ----------
 American General Realty Investment Corporation                                   Texas      100
 Knickerbocker Corporation                                                        Texas      100
AIG Life Insurance Company of Puerto Rico                                   Puerto Rico      100
AIG Life Insurance Company (Switzerland) Ltd.                               Switzerland      100
AIG Liquidity Corp.                                                            Delaware      100
AIG Privat Bank AG                                                          Switzerland      100
AIG Property Casualty Group, Inc.                                              Delaware      100
 AIG Commercial Insurance Group, Inc.                                          Delaware      100
   AIG Aviation, Inc.                                                           Georgia      100
   AIG Casualty Company                                                    Pennsylvania      100
   AIG Risk Management, Inc.                                                   New York      100
   AIU Insurance Company                                                       New York       52/(11)/
     AIG General Insurance Company China Limited                                  China      100
     AIG General Insurance (Taiwan) Co., Ltd.                                    Taiwan      100
   American Home Assurance Company                                             New York      100
     AIG General Insurance (Malaysia) Berhad                                   Malaysia      100
     AIG Hawaii Insurance Company, Inc.                                          Hawaii      100
       American Pacific Insurance Company, Inc.                                  Hawaii      100
     American International Realty Corp.                                       Delaware     31.5/(12)/
     Pine Street Real Estate Holdings Corp.                               New Hampshire    31.47/(13)/
     Transatlantic Holdings, Inc.                                              Delaware    33.24/(14)/
       Transatlantic Reinsurance Company                                       New York      100
       Putnam Reinsurance Company                                              New York      100
       Trans Re Zurich                                                      Switzerland      100
   American International Surplus Lines Agency, Inc.                         New Jersey      100
   Audubon Insurance Company                                                  Louisiana      100
     Agency Management Corporation                                            Louisiana      100
       The Gulf Agency, Inc.                                                    Alabama      100
     Audubon Indemnity Company                                              Mississippi      100
   Commerce and Industry Insurance Company                                     New York      100
     American International Insurance Company                                  New York       50/(15)/
       AIG Advantage Insurance Company                                        Minnesota      100
       American International Insurance Company of California, Inc.          California      100
       American International Insurance Company of New Jersey                New Jersey      100
   Commerce and Industry Insurance Company of Canada                             Canada      100
   The Insurance Company of the State of Pennsylvania                      Pennsylvania      100
   Landmark Insurance Company                                                California      100
   National Union Fire Insurance Company of Pittsburgh, Pa                 Pennsylvania      100
     AIG Domestic Claims, Inc.                                                 Delaware      100
     American International Specialty Lines Insurance Company                  Illinois       70/(16)/
     Lexington Insurance Company                                               Delaware       70/(17)/
       AIG Centennial Insurance Company                                    Pennsylvania      100
       AIG Auto Insurance Company of New Jersey                              New Jersey      100
       AIG Preferred Insurance Company                                     Pennsylvania      100

                              SUBSIDIARIES OF AIG

                                                                                            PERCENTAGE
                                                                                            OF VOTING
                                                                                            SECURITIES
                                                                            JURISDICTION OF  HELD BY
                                                                             INCORPORATION  IMMEDIATE
AS OF DECEMBER 31, 2007                                                     OR ORGANIZATION PARENT/(1)/
-----------------------                                                     --------------- ----------
     AIG Premier Insurance Company                                            Pennsylvania      100
     AIG Indemnity Insurance Company                                          Pennsylvania      100
     JI Accident & Fire Insurance Company, Ltd.                                      Japan       50
   National Union Fire Insurance Company of Louisiana                            Louisiana      100
   National Union Fire Insurance Company of Vermont                                Vermont      100
   21st Century Insurance Group                                                   Delaware       32/(18)/
     21st Century Casualty Company                                              California      100
     21st Century Insurance Company                                             California      100
     21st Century Insurance Company of the Southwest                                 Texas      100
   AIG Excess Liability Insurance Company Ltd.                                    Delaware      100
     AIG Excess Liability Insurance International Limited                          Ireland      100
  New Hampshire Insurance Company                                             Pennsylvania      100
   AI Network Corporation                                                         Delaware      100
   AIG Europe, S.A.                                                                 France    70.48/(19)/
   American International Pacific Insurance Company                               Colorado      100
   American International South Insurance Company                             Pennsylvania      100
   Granite State Insurance Company                                            Pennsylvania      100
   Illinois National Insurance Co.                                                Illinois      100
   New Hampshire Indemnity Company, Inc.                                      Pennsylvania      100
     AIG National Insurance Company, Inc.                                         New York      100
   New Hampshire Insurance Services, Inc.                                    New Hampshire      100
  Risk Specialists Companies, Inc.                                                Delaware      100
  HSB Group, Inc.                                                                 Delaware      100
  The Hartford Steam Boiler Inspection and Insurance Company                   Connecticut      100
  The Hartford Steam Boiler Inspection and Insurance Company of Connecticut    Connecticut      100
  HSB Engineering Insurance Limited                                                England      100
   The Boiler Inspection and Insurance Company of Canada                            Canada      100
  United Guaranty Corporation                                               North Carolina    36.31/(20)/
  A.I.G. Mortgage Holdings Israel, Ltd.                                             Israel    87.32
   E.M.I. - Ezer Mortgage Insurance Company, Ltd.                                   Israel      100
  AIG United Guaranty Agenzia Di Assirazione S.R.L                                   Italy      100
  AIG United Guaranty Insurance (Asia) Limited                                   Hong Kong      100
  AIG United Guaranty Mexico, S.A.                                                  Mexico      100
  AIG United Guaranty Mortgage Insurance Company Canada                             Canada      100
  AIG United Guaranty Re, Ltd.                                                     Ireland      100
  United Guaranty Insurance Company                                         North Carolina      100
  United Guaranty Mortgage Insurance Company                                North Carolina      100
  United Guaranty Mortgage Insurance Company of North Carolina              North Carolina      100
  United Guaranty Partners Insurance Company                                       Vermont      100
  United Guaranty Residential Insurance Company                             North Carolina    75.03/(21)/
   United Guaranty Credit Insurance Company                                 North Carolina      100
   United Guaranty Commercial Insurance Company of North Carolina           North Carolina      100

                              SUBSIDIARIES OF AIG

                                                                                        PERCENTAGE
                                                                                        OF VOTING
                                                                                        SECURITIES
                                                                        JURISDICTION OF  HELD BY
                                                                         INCORPORATION  IMMEDIATE
AS OF DECEMBER 31, 2007                                                 OR ORGANIZATION PARENT/(1)/
-----------------------                                                 --------------- ----------
       United Guaranty Mortgage Indemnity Company                       North Carolina      100
     United Guaranty Residential Insurance Company of North Carolina    North Carolina      100
     United Guaranty Services, Inc.                                     North Carolina      100
     AIG Marketing, Inc.                                                      Delaware      100
     American International Insurance Company of Delaware                     Delaware      100
   Hawaii Insurance Consultants, Ltd.                                           Hawaii      100
     AIG Retirement Services, Inc.                                            Delaware      100
     SunAmerica Life Insurance Company                                         Arizona      100
     SunAmerica Investments, Inc.                                              Georgia       70/(22)/
       AIG Advisor Group, Inc.                                                Maryland      100
        AIG Financial Advisors, Inc.                                          Delaware      100
        Advantage Capital Corporation                                         New York      100
        American General Securities Incorporated                                 Texas      100
        FSC Securities Corporation                                            Delaware      100
        Royal Alliance Associates, Inc.                                       Delaware      100
     AIG SunAmerica Life Assurance Company                                     Arizona      100
       AIG SunAmerica Asset Management Corp.                                  Delaware      100
        AIG SunAmerica Capital Services, Inc.                                 Delaware      100
     First SunAmerica Life Insurance Company                                  New York      100
     AIG Global Services, Inc.                                           New Hampshire      100
     AIG Trading Group Inc.                                                   Delaware      100
     AIG International Inc.                                                   Delaware      100
     AIU Holdings LLC                                                         Delaware      100
     AIG Central Europe & CIS Insurance Holdings Corporation                  Delaware      100
     AIG Bulgaria Insurance and Reinsurance Company EAD                       Bulgaria      100
     AIG Czech Republic pojistovna, a.s.                                Czech Republic      100
     AIG Memsa Holdings, Inc.                                                 Delaware      100
     AIG Hayleys Investment Holdings (Private) Ltd.                          Sri Lanka       80
       Hayleys AIG Insurance Company Limited                                 Sri Lanka      100
     AIG Iraq, Inc.                                                           Delaware      100
     AIG Lebanon S.A.L.                                                        Lebanon      100
     AIG Libya, Inc.                                                          Delaware      100
     AIG Sigorta A.S.                                                           Turkey      100
     Tata AIG General Insurance Company Limited                                  India       26
     AIU Africa Holdings, Inc.                                                Delaware      100
     AIG Kenya Insurance Company Limited                                         Kenya    66.67
     AIU North America, Inc.                                                  New York      100
     American International Underwriters Corporation                          New York      100
  American International Underwriters Overseas, Ltd.                           Bermuda      100
   A.I.G. Colombia Seguros Generales S.A.                                     Colombia       94/(23)/
   AIG Brasil Companhia de Seguros S.A.                                         Brazil       50
   AIG Europe (Ireland) Limited                                                Ireland      100
   AIG General Insurance (Thailand) Ltd.                                      Thailand      100
   AIG General Insurance (Vietnam) Company Limited                             Vietnam      100

                              SUBSIDIARIES OF AIG

                                                                                                         PERCENTAGE
                                                                                                         OF VOTING
                                                                                                         SECURITIES
                                                                                      JURISDICTION OF     HELD BY
                                                                                       INCORPORATION     IMMEDIATE
AS OF DECEMBER 31, 2007                                                               OR ORGANIZATION    PARENT/(1)/
-----------------------                                                             -------------------- ----------
   AIG MEMSA Insurance Company Limited                                              United Arab Emirates     100
   AIG UK Holdings Limited                                                                       England    82.8/(24)/
     AIG Germany Holding GmbH                                                                    Germany     100
       Wurttembergische und Badische Versicherungs-AG                                            Germany     100
        DARAG Deutsche Versicherungs-und Ruckversicherungs-Aktiengesellschaft                    Germany     100
        AIG UK Financing Limited                                                                 England     100
     AIG UK Sub Holdings Limited                                                                 England     100
       AIG UK Limited                                                                            England     100
        AIG UK Services Limited                                                                  England     100
        AIG Takaful--Enaya B.S.C.                                                                Bahrain     100
   American International Insurance Company of Puerto Rico                                   Puerto Rico     100
   Arabian American Insurance Company (Bahrain) E.C.                                             Bahrain     100
   La Meridional Compania Argentina de Seguros S.A.                                            Argentina     100
   La Seguridad de Centroamerica Compania de Seguros S.A.                                      Guatemala     100
   Richmond Insurance Company Limited                                                            Bermuda     100
   Underwriters Adjustment Company, Inc.                                                          Panama     100
 American Life Insurance Company                                                                Delaware     100
   AIG Life Bulgaria Zhivotozastrahovatelna Druzhestvo .A.D.                                    Bulgaria     100
   ALICO, S.A.                                                                                    France     100
   First American Polish Life Insurance and Reinsurance Company, S.A.                             Poland     100
   Inversiones Interamericana S.A.                                                                 Chile   99.99
   Pharaonic American Life Insurance Company                                                       Egypt   74.87/(25)/
   Unibanco AIG Seguros S.A.                                                                      Brazil   46.06/(26)/
 American Security Life Insurance Company, Ltd.                                             Lichtenstein     100
 Delaware American Life Insurance Company                                                       Delaware     100
 Mt. Mansfield Company, Inc.                                                                     Vermont     100
 The Philippine American Life and General Insurance Company                                  Philippines   99.78
   Pacific Union Assurance Company                                                            California     100
   Philam Equitable Life Assurance Company, Inc.                                             Philippines      95
   Philam Insurance Company, Inc.                                                            Philippines     100

--------------------------------------------------------------------------------
(1)  Percentages include directors' qualifying shares.
(2) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on February 28, 2008. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(3) The common stock is owned approximately 14.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint
     Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. Greenberg and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.
(4)  Also owned 0.01 percent by AIG Global Investment Corp.
(5)  Also owned 1 percent by AIG Capital Corporation.
(6) Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(7)  Also owned 4.69 percent by AIG Memsa Holdings, Inc.

(8)  Also owned 10 percent by AIG Matched Funding Corp.
(9)  Also owned 10 percent by a subsidiary of American Life Insurance Company.
(10) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(11) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of the Pittsburgh, Pa., and 8 percent by AIG Casualty Company.
(12) Also owned by 11 other AIG subsidiaries.
(13) Also owned by 11 other AIG subsidiaries.
(14) Also owned 25.78 percent by AIG.
(15) Also owned 25 percent by American Home Assurance Company and 25 percent by AIU Insurance Company.
(16) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(17) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(18) Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.
(19) 100 percent held together with AIG companies.
(20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
     0.86 percent by The Insurance Company of the State of Pennsylvania.
(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.
(22) Also owned 30 percent by AIG Retirement Services, Inc.
(23) Also owned 3.24 percent by American International Underwriters de Colombia Ltd.
(24) Also owned 5.6 percent by American International Company, Limited,
     2.5 percent by AIG Europe (Ireland) Ltd., 8.5 percent by American International Underwriters Overseas Association and 0.6 percent by New Hampshire Insurance Company.
(25) Also owned 7.5 percent by AIG Egypt Insurance Company.
(26) Also owned 0.92 percent by American International Underwriters Overseas,
     Ltd.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or
(3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or
(4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account VA-1, American General Life Insurance Company Separate Account VA-2, American General Life Insurance Company Separate Account A and American General Life Insurance Company Separate Account D, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VL-R, which offer interests in flexible premium variable life insurance policies.

(b) Management.

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------
Matthew E. Winter              Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Larry Blews                    Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.         Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson             Vice President and Anti-Money Laundering
2727 Allen Parkway             Compliance Officer
Houston, TX 77019

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington              Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck              Secretary
70 Pine Street
New York, NY 10270

Amy Marie Cinquegrana          Assistant Secretary
70 Pine Street
New York, NY 10270

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             -----------------------------------------------
Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore               Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c)Compensation From the Registrant.

                                    COMPENSATION ON
NAME OF          NET UNDERWRITING EVENTS OCCASIONING
PRINCIPAL         DISCOUNTS AND   THE DEDUCTION OF A   BROKERAGE     OTHER
UNDERWRITER        COMMISSIONS    DEFERRED SALES LOAD COMMISSIONS COMPENSATION
-----------      ---------------- ------------------- ----------- ------------
American General        0                  0               0           0
Equity Services
Corporation

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VUL-2, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2008.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VUL-2
                                        (Registrant)


                                    BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT,
                                        TREASURER AND CONTROLLER

                                      AGL-1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

Signature               Title                       Date
---------------------   -------------------------   --------------


RODNEY O. MARTIN, JR.   Director and Chairman       April 29, 2008
---------------------   of the Board of Directors
RODNEY O. MARTIN, JR.


MATTHEW E. WINTER       Director, President and     April 29, 2008
---------------------   Chief Executive Officer
MATTHEW E. WINTER


MARY JANE B. FORTIN     Director, Executive         April 29, 2008
---------------------   Vice President and
MARY JANE B. FORTIN     Chief Financial Officer


M. BERNARD AIDINOFF     Director                    April 29, 2008
---------------------
M. BERNARD AIDINOFF


DAVID R. ARMSTRONG      Director                    April 29, 2008
---------------------
DAVID R. ARMSTRONG


DAVID L. HERZOG         Director                    April 29, 2008
---------------------
DAVID L. HERZOG


RICHARD A. HOLLAR       Director                    April 29, 2008
---------------------
RICHARD A. HOLLAR


ROYCE G. IMHOFF II      Director                    April 29, 2008
---------------------
ROYCE G. IMHOFF II

                                     AGL-2

Signature               Title                       Date
---------------------   -------------------------   --------------


DAVID W. O'LEARY        Director                    April 29, 2008
---------------------
DAVID W. O'LEARY


GARY D. REDDICK         Director                    April 29, 2008
---------------------
GARY D. REDDICK


CHRISTOPHER J. SWIFT    Director                    April 29, 2008
---------------------
CHRISTOPHER J. SWIFT


JAMES W. WEAKLEY        Director                    April 29, 2008
---------------------
JAMES W. WEAKLEY

                                     AGL-3

                                                                      333-102300
                                                                       811-06366

                                   SIGNATURES

     American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2008.

                                            AMERICAN HOME ASSURANCE COMPANY


                                        BY: ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

     This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                  Title                       Date
------------------------   -------------------------   --------------


*KRISTIAN PHILIP MOOR      Director and Chairman       April 29, 2008
------------------------
 KRISTIAN PHILIP MOOR


*JOHN QUINLAN DOYLE        Director and President      April 29, 2008
------------------------
 JOHN QUINLAN DOYLE


*ROBERT S. SCHIMEK         Director, Chief Financial   April 29, 2008
------------------------   Officer, Senior Vice
 ROBERT S. SCHIMEK         President, and Treasurer


*MERTON BERNARD AIDINOFF   Director                    April 29, 2008
------------------------
 MERTON BERNARD AIDINOFF


*CHARLES H. DANGELO        Director                    April 29, 2008
------------------------
 CHARLES H. DANGELO


*DAVID NEIL FIELDS         Director                    April 29, 2008
------------------------
 DAVID NEIL FIELDS


*KENNETH VINCENT HARKINS   Director                    April 29, 2008
------------------------
 KENNETH VINCENT HARKINS


*DAVID LAWRENCE HERZOG     Director                    April 29, 2008
------------------------
 DAVID LAWRENCE HERZOG


*ROBERT EDWARD LEWIS       Director                    April 29, 2008
------------------------
 ROBERT EDWARD LEWIS


*WIN JAY NEUGER            Director                    April 29, 2008
------------------------
 WIN JAY NEUGER


*NICHOLAS SHAW TYLER       Director                    April 29, 2008
------------------------
 NICHOLAS SHAW TYLER


*NICHOLAS CHARLES WALSH    Director                    April 29, 2008
------------------------
 NICHOLAS CHARLES WALSH


*MARK TIMOTHY WILLIS       Director                    April 29, 2008
------------------------
 MARK TIMOTHY WILLIS


*BY: ROBERT S. SCHIMEK
    --------------------
    ROBERT S. SCHIMEK
    ATTORNEY-IN-FACT
    (Exhibit (r)(4) to the Registration Statement)

                                  EXHIBIT INDEX

Item 26. Exhibits

     (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1